PROXY            GETTY PETROLEUM MARKETING INC. COMMON STOCK               PROXY

               PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
                   FOR THE SPECIAL MEETING ON JANUARY ___, 2001


     The undersigned appoints Vadim Gluzman and Vincent DeLaurentis, or either of them, with full power of substitution, as proxies to vote all shares of Common Stock held by the undersigned at the Special Meeting of Stockholders of Getty Petroleum Marketing Inc. to be held at the offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P., 590 Madison Avenue, 20th Floor, New York, New York 10022 at 10:00 a.m., local time, on January ___, 2001, and at any adjournment thereof.

     Unless otherwise marked, this proxy will be voted FOR item 1.

                  please vote, sign, date and return this proxy
                   card promptly using the enclosed envelope.


                  (continued and to be signed on reverse side.)

                         (continued from the other side)


  MARK THE APPROPRIATE BOX, BUT YOU NEED NOT MARK ANY BOX IF YOU WISH TO VOTE-
           IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATION.

1. Proposal to approve the merger of Getty Petroleum Marketing Inc. (the "Company") and Mikecon Corp., a Delaware corporation (the "Purchaser"), under the terms of the Agreement and Plan of Merger, dated as of November 2, 2000 (the "Merger Agreement"), by and among OAO LUKOIL, a Russian open joint stock company, ("LUKOIL"), Lukoil International GmbH, Lukoil Americas Corporation, a Delaware corporation ("Parent"), the Purchaser and the Company pursuant to which the Purchaser will be merged with and into the Company, with the Company as the surviving corporation, and each outstanding share of the Company's common stock, par value $0.01 per share (the "Shares"), other than Shares held by LUKOIL, the Company or any of their respective direct or indirect wholly owned subsidiaries, will be converted into the right to receive $5.00 in cash, without interest.


         |_| FOR                 |_| AGAINST               |_| ABSTAIN



Please sign exactly as your name appears on the Dated: January ___, 2001 records of the Company and date. Joint owners should each sign  personally.  When  signing as an
attorney, executor, administrator, trustee, ------------------------ guardian, officer of a corporation or in another ------------------------
representative  capacity,  please  give  the  full      Signature(s)
title under signature(s).

                            SCHEDULE 14A INFORMATION
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )

Filed by the Registrant |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:

|X| Preliminary Proxy Statement    |_|   Confidential, for Use of the Commission
                                         Only (as permitted by Rule 14a-6(e)(2))

|_|      Definitive Proxy Statement
|_|      Definitive Additional Materials
|_|      Soliciting Material Under Rule 14a-12

                         Getty PETROLEUM Marketing inc.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
 |_|    No fee required.
 |X|    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11


     (1) Title of each class of securities to which transaction applies: Common Stock, par value $0.01 per share

--------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies: 3,952,720


--------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined): $5.00

--------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction: $19,810,100

--------------------------------------------------------------------------------
     (5) Total fee paid: $790.54

--------------------------------------------------------------------------------
     |_| Fee paid previously with preliminary materials.

--------------------------------------------------------------------------------
     |X| Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid: $14,774.71

--------------------------------------------------------------------------------
     (2) Form, Schedule or Registration Statement No.: Schedule TO, File No. 5-52951

--------------------------------------------------------------------------------
(3) Filing Party: OAO LUKOIL, Lukoil International GmbH, Lukoil Americas Corporation and Mikecon Corp.

--------------------------------------------------------------------------------
     (4) Date Filed: November 9, 2000

                                  [GETTY LOGO]



                                                               December __, 2000



To the Stockholders of Getty Petroleum Marketing Inc.:

     You are cordially invited to attend a Special Meeting of Stockholders of Getty Petroleum Marketing Inc. (the "Company") to be held on January ___, 2001, as set forth in the attached Notice of Special Meeting of Stockholders. At this meeting you will be asked to consider and vote on the proposed merger between the Company and Mikecon Corp. (the "Purchaser"), an indirect wholly owned subsidiary of OAO LUKOIL ("LUKOIL"), under the terms of the Agreement and Plan of Merger (the "Merger Agreement"), among LUKOIL, Lukoil International GmbH, Lukoil Americas Corporation, the Purchaser and the Company. Details of the proposed merger and other important information are contained in the accompanying proxy statement.

     The merger is the second and final step in the acquisition of the Company by LUKOIL pursuant to the terms of the Merger Agreement. The first step was a tender offer by the Purchaser for all the outstanding shares of common stock of the Company (the "Shares"). After expiration of the tender offer on December 8, 2000, the Purchaser purchased 10,080,665 Shares (approximately 72% of the outstanding Shares) for $5.00 in cash per Share. In the merger, the Company's remaining stockholders will receive the same consideration paid in the tender offer, $5.00 in cash, for each Share owned, and thereafter they will have no further equity interest in the Company.

     On November 2, 2000, your Board of Directors, by unanimous vote of the directors, and after review of parts of the transaction by a special committee comprised of the directors who were not officers of the Company or officers or directors of Getty Realty Corp., (1) determined that each of the Merger Agreement, the tender offer and the merger are fair and in the best interests of the Company's stockholders, (2) approved the Merger Agreement and the transactions contemplated thereby, including the tender offer and the merger,
(3) declared the Merger Agreement advisable; and (4) as required by the Merger Agreement, recommended that the Company's stockholders approve the merger. In addition, the Board of Directors of the Company received a written opinion from its financial advisor, ING Barings LLC, that, as of November 2, 2000, the cash consideration of $5.00 per Share to be received by stockholders of the Company pursuant to the tender offer and the merger is fair from a financial point of view to such stockholders. The opinion is included as Annex B to the enclosed proxy statement and you are urged to read the opinion in its entirety.

     Approval of the proposed merger requires the affirmative vote of the holders of a majority of the outstanding Shares. As a result of the completion of the tender offer, the Purchaser owns and has the right to vote at the Special Meeting sufficient Shares to cause the Merger Agreement to be approved without the affirmative vote of any other stockholder. The Merger Agreement requires the Purchaser to vote all of its Shares in favor of approving and adopting the Merger Agreement and the merger contemplated thereby.

     We urge you to read the enclosed material carefully and request that you complete and return the enclosed proxy as soon as possible. You may, of course, attend the Special Meeting and vote in person, even if you have previously returned your proxy card.

                                Sincerely yours,


                                Vincent J. DeLaurentis,
                                President and Chief Operating Officer

                         GETTY PETROLEUM MARKETING INC.
              -----------------------------------------------------

                    NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY ___, 2001
             ------------------------------------------------------


                                                                December__, 2000

To the Stockholders of Getty Petroleum Marketing Inc.:

     A Special Meeting of Stockholders of Getty Petroleum Marketing Inc. will be held at the offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P., 590 Madison Avenue, 20th Floor, New York, New York 10022, on January ___, 2001 at 10:00 a.m., local time, for the following purposes:

     1. To consider and vote on the proposed merger between Getty Petroleum Marketing Inc., a Maryland corporation (the "Company"), and Mikecon Corp., a Delaware corporation (the "Purchaser"), under the terms of the Agreement and Plan of Merger, dated November 2, 2000 (the "Merger Agreement"), by and among OAO LUKOIL, a Russian open joint stock company ("LUKOIL"), Lukoil International GmbH, Lukoil Americas Corporation, a Delaware corporation ("Parent"), the Purchaser and the Company, pursuant to which: (a) the Purchaser will be merged with and into the Company (the "Merger"), with the Company as the surviving corporation; and (b) each outstanding share of the Company's common stock, par value $0.01 per share (the "Shares"), other than Shares held by LUKOIL, the Company or any of their respective direct or indirect wholly owned subsidiaries, will be converted into the right to receive $5.00 in cash, without interest; and

     2. To consider and act upon any matters incidental to the foregoing and to transact such other business as may properly come before the meeting or any and all adjournments or postponements thereof.

     Only holders of record of Shares at the close of business on December 27, 2000 are entitled to notice of, and to vote at, the Special Meeting or any adjournment or postponement thereof.

     Your attention is respectfully directed to the accompanying Proxy Statement. We urge you to read it carefully. Whether or not you expect to attend the meeting in person, please complete and return the enclosed proxy in the envelope provided. The proxy may be revoked at any time before it is exercised in the manner described in the Proxy Statement.

                                              By Order of the Board of Directors


                                              Samuel M. Jones,
                                              Secretary

Please complete and sign the accompanying form of proxy and return it promptly in the enclosed envelope whether or not you intend to be present at the Special Meeting. No postage is required is mailed in the United States. Please do not send in any stock certificates for your Shares at this time.

                         GETTY PETROLEUM MARKETING INC.


                                 PROXY STATEMENT
             ------------------------------------------------------

                      FOR A SPECIAL MEETING OF STOCKHOLDERS
                         TO BE HELD ON JANUARY ___, 2001
             ------------------------------------------------------


     This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Getty Petroleum Marketing Inc. (the "Company") to be used at a Special Meeting of Stockholders to be held at the offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P., 590 Madison Avenue, 20th Floor, New York, New York 10022 on January ___, 2001, at 10:00 a.m., local time, and any adjournments or postponements thereof.

     The purpose of the Special Meeting is to consider and vote on the proposed merger between the Company and Mikecon Corp., a Delaware corporation (the "Purchaser"), under the terms of the Agreement and Plan of Merger, dated November 2, 2000 (the "Merger Agreement"), by and among OAO LUKOIL, a Russian open joint stock company ("LUKOIL"), Lukoil International GmbH, Lukoil Americas Corporation, a Delaware corporation ("Parent"), the Purchaser and the Company pursuant to which the Purchaser will be merged with and into the Company (the "Merger"), with the Company as the surviving corporation and each outstanding share of common stock, par value $0.01 per share, of the Company (the "Shares"), other than Shares held by LUKOIL, the Company or any of their respective direct or indirect wholly owned subsidiaries, will be converted into the right to receive $5.00 in cash, without interest thereon. A copy of the Merger Agreement is included in this Proxy Statement as Annex A.

     The Purchaser was formed by Parent for the purpose of entering into the Merger Agreement and effecting the transactions contemplated thereby. For further information regarding LUKOIL, Lukoil International GmbH, Parent and the Purchaser (together, the "Lukoil Entities"), see "Information Concerning the Lukoil Entities."

     Pursuant to the Merger Agreement, as the first step in the acquisition of the Company by LUKOIL, on November 9, 2000, the Purchaser commenced a cash tender offer (the "Offer") for all of the outstanding Shares at $5.00 per Share in cash. After expiration of the Offer on December 8, 2000, the Purchaser purchased 10,080,665 Shares, constituting approximately 72% of the outstanding Shares. The Merger is the second and final step in the acquisition by LUKOIL of all of the outstanding Shares.

     As a result of the purchase of Shares pursuant to the Offer, the Purchaser has the right to vote sufficient Shares to cause the Merger Agreement to be approved and adopted without the affirmative vote of any other stockholder. The Merger Agreement requires the Purchaser to vote all of its Shares in favor of approving and adopting the Merger Agreement. Only holders of record of Shares at the close of business on December 27, 2000 (the "Record Date") are entitled to notice of, and to vote at, the Special Meeting. The Shares represent the only outstanding voting securities of the Company and each Share represents the right to cast one vote. As of the Record Date, there were 14,033,385 Shares outstanding held by approximately ________ holders of record.

     Each stockholder is requested to sign and return the enclosed proxy card in order to ensure that his or her Shares are voted. Proxies in the form enclosed, unless previously revoked, will be voted at the Special Meeting. A stockholder giving a proxy may revoke it at any time before it is voted at the Special Meeting by sending in a proxy bearing a later date, by delivering a written notice of revocation or by attending the Special Meeting in person and casting a ballot or delivering notice of revocation of the proxy. If a choice or instruction is specified by the stockholder on a signed and returned proxy card, the proxy will be voted in accordance with such specification. If no choice or instruction is specified by such stockholder on a signed and returned proxy card, the proxy will be voted as recommended by the Board of Directors. On November 2, 2000, the Board of Directors recommended that stockholders of the Company vote FOR approval of the Merger.

     A majority of the outstanding Shares entitled to vote, represented in person or by proxy, is required for a quorum at the Special Meeting. Approval of the proposed Merger requires the affirmative vote of the holders of a majority of the outstanding Shares or 7,016,693 Shares based on the number of Shares outstanding on the Record Date. The Purchaser owns and has the right to vote 10,080,665 Shares, or approximately 72% of the outstanding Shares, and therefore can cause the Merger to be approved without the affirmative vote of any other stockholder.

     Appraisal rights are not available in the Merger.

     After the initial mailing of this Proxy Statement, proxies may be solicited by telephone, telegram or personally by directors, officers and other employees of the Company (who will not receive any additional compensation therefor). All expenses with respect to the solicitation of proxies, including printing and postage costs, will be paid by the Company.

     All information contained in this Proxy Statement concerning LUKOIL, Parent, the Purchaser and their affiliates (other than the Company), the financing of the Merger and plans for Parent and the Company after the Merger has been supplied by LUKOIL, Parent and the Purchaser. With the exception of the aforementioned information, all information contained in this Proxy Statement has been supplied by the Company.

     No person is authorized to give any information or to make any representation not contained in this Proxy Statement, and if given or made, such information or representation should not be relied upon as having been authorized. This Proxy Statement does not constitute the solicitation of a proxy in any jurisdiction from any person to whom it is unlawful to make such proxy solicitation in such jurisdiction. The delivery of this Proxy Statement shall not, under any circumstances, imply that there has not been any change in the information set forth herein since the date of this Proxy Statement.

     The date of this Proxy Statement is December ___, 2000

             ------------------------------------------------------

                       THIS PROXY STATEMENT IS FIRST BEING
                    SENT TO STOCKHOLDERS ON DECEMBER ___, 2000
             ------------------------------------------------------

                                TABLE OF CONTENTS


                                                                            Page
                                                                            ----


SUMMARY TERM SHEET FOR THE MERGER............................................1

INTRODUCTION.................................................................4
   General...................................................................4
   Voting at the Special Meeting of Stockholders.............................5

THE MERGER...................................................................6
   Background of the Merger..................................................6
   Reasons for the Board's Conclusions......................................17
   Opinion of the Company's Financial Advisor...............................20
   Payment for the Shares...................................................20
   Certain Legal Matters; Regulatory Approvals..............................21
   Purpose of the Offer and Merger; Certain Agreements......................22
   Certain United States Federal Income Tax Consequences....................30

INFORMATION CONCERNING THE COMPANY..........................................30
   The Company..............................................................30
   Directors and Executive Officers of the Company..........................31

OWNERSHIP OF SHARES BY DIRECTORS, OFFICERS AND PRINCIPAL STOCKHOLDERS.......35

INFORMATION CONCERNING THE LUKOIL ENTITIES..................................36
   The Lukoil Entities......................................................36
   Financing the Merger.....................................................37

PROXY SOLICITATION; REVOCATION OF PROXIES...................................37

OTHER MATTERS...............................................................38

STOCKHOLDER PROPOSALS.......................................................38


ANNEXES
Annex A - The Merger Agreement.............................................A-1
Annex B - Opinion of ING Barings...........................................B-1

                        SUMMARY TERM SHEET FOR THE MERGER


     This summary term sheet for the merger highlights information from this proxy statement regarding the merger and the merger agreement. This summary term sheet does not contain all of the information that may be important to you. Accordingly, we encourage you to carefully read this entire proxy statement and the documents to which we have referred you.

What am I being asked to vote upon and approve?

     You are being asked to consider and vote on the proposed merger between Mikecon Corp. and into Getty Petroleum Marketing Inc., with Getty Petroleum Marketing Inc. as the surviving corporation. After the merger has been completed, Getty Petroleum Marketing Inc. will be a wholly owned subsidiary of Lukoil Americas Corporation, which is an indirect wholly owned subsidiary of OAO LUKOIL.

What consideration will I receive if the merger is approved?

     Upon completion of the merger, you will be entitled to receive $5.00 in cash for each share of Getty Petroleum Marketing Inc. common stock that you hold.

Who is acquiring Getty Petroleum Marketing Inc.?

     Mikecon Corp. is a Delaware corporation that was formed for the purpose of making the tender offer and merging with Getty Petroleum Marketing Inc. Mikecon Corp. is wholly owned by Lukoil Americas Corporation, which is a Delaware corporation. Both Mikecon Corp. and Lukoil Americas Corporation are indirect, wholly owned subsidiaries of OAO LUKOIL, a Russian open joint stock company and Russia's largest vertically integrated oil company. See "Information Concerning the Lukoil Entities."

What does the board of directors of Getty Petroleum Marketing Inc. recommend with respect to the merger?

     The merger is the second and final step in the acquisition of Getty Petroleum Marketing Inc. by OAO LUKOIL. On November 2, 2000, the board of directors of Getty Petroleum Marketing Inc., by unanimous vote of the directors and after review of parts of the transaction by a special committee comprised of the directors who were not officers of the Company or officers or directors of Getty Realty Corp:

     o determined that the merger is fair to and in the best interests of you and the company's other stockholders,

     o approved the merger agreement and the transactions contemplated by it,

     o         declared the merger agreement advisable, and

     o         recommended  that  you  and  the  other   stockholders  of  Getty
               Petroleum Marketing Inc. approve the merger.

The merger agreement required the board of directors of Getty Petroleum Marketing Inc. to recommend that the stockholders approve the merger.

What did our financial advisors say with respect to the fairness of the merger to the stockholders?

     On November 2, 2000, ING Barings, LLC, our financial advisors, delivered its written opinion to the board of directors of Getty Petroleum Marketing Inc. that, as of November 2, 2000, the cash consideration of $5.00 per share of common stock to be received by stockholders of the Company pursuant to the tender offer and the merger is fair from a financial point of view to such stockholders. The opinion is attached as Annex B to this proxy statement. You are urged to read the opinion in its entirety.

When and where will the special meeting of stockholders be held?

     The special meeting of stockholders will be held at the offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P., 590 Madison Avenue, 20th Floor, New York, New York 10022, on January ___, 2001 at 10:00 a.m., local time.

How many votes are required to approve the merger?

     Approval of the merger requires the affirmative vote of the holders of a majority of the outstanding shares of the common stock of Getty Petroleum Marketing Inc. The Purchaser owns and has the right to vote 10,080,665 shares of common stock, or approximately 72% of the outstanding shares of common stock, and therefore can cause the merger to be approved without the affirmative vote of any other stockholder.

Does LUKOIL have the financial resources to make payment for all shares of common stock upon completion of the merger?

     Yes. There are no financing conditions to the merger and Lukoil Americas Corporation has sufficient funds on hand to pay for all remaining shares of common stock upon consummation of the merger.

Am I entitled to vote my shares of common stock at the special meeting of stockholders?

     You are entitled to vote at the special meeting if you owned shares of the common stock of Getty Petroleum Marketing Inc. at the close of business on December 27, 2000, the record date for the special meeting. At the close of business on the record date, 14,033,385 shares of Getty Petroleum Marketing Inc.'s common stock were outstanding and entitled to vote at the special meeting.

How can I vote my shares of common stock?

     You may vote in either of two ways:

     o    by completing and returning the enclosed proxy card, or

     o by appearing at the special meeting of stockholders and voting in person.

     If you complete and return the enclosed proxy but wish to revoke it, you must either file with the Secretary of Getty Petroleum Marketing Inc. a written, later-dated notice of revocation or send a later-dated proxy relating to the same shares to the Secretary of Getty Petroleum Marketing Inc. at or before the special meeting of stockholders or attend the special meeting of stockholders and vote in person. The principal executive offices of Getty Petroleum Marketing Inc. are located at 125 Jericho Turnpike, Jericho, New York 11753.

How will the merger work?

     Upon the terms and conditions of the merger agreement and approval of the stockholders, Mikecon Corp., the wholly owned subsidiary of Lukoil Americas Corporation, will merge with and into Getty Petroleum Marketing Inc. Getty Petroleum Marketing Inc. will remain in existence as a wholly owned subsidiary of Lukoil Americas Corporation. At the time the merger becomes effective, each outstanding share of common stock of Getty Petroleum Marketing Inc. (other than shares held by OAO LUKOIL, Getty Petroleum Marketing Inc. or any direct or indirect wholly owned subsidiary of either OAO LUKOIL or Getty Petroleum Marketing Inc.) will automatically be converted into the right to receive $5.00 in cash, without interest, and holders of such shares will thereafter have no further equity interest in Getty Petroleum Marketing Inc.

What are the federal income tax consequences to me of the merger?

     The merger will be a taxable transaction to you. For United States federal income tax purposes, you will generally recognize gain or loss in the merger in an amount determined by the difference between the cash you receive and the tax basis in your shares of the common stock of Getty Petroleum Marketing Inc. The merger may also be a taxable transaction for state, local and other purposes. Because determining the tax consequences of the merger can be complicated, you should consult your own tax advisor in order to understand fully how the merger will affect you. See "The Merger--Certain Federal Income Tax Consequences."

Will I have appraisal rights?

     The stockholders of Getty Petroleum Marketing Inc. will not have appraisal rights in the merger.

How will I get payment for my shares of common stock in the merger?

     Promptly after consummation of the merger, a transmittal letter and instructions for surrendering certificates formerly representing shares of common stock of Getty Petroleum Marketing Inc. will be mailed to each stockholder of record of Getty Petroleum Marketing Inc. at the effective time of the Merger. Lukoil Americas Corporation has appointed American Stock Transfer & Trust Company to act as the paying agent for the merger. Do not send stock certificates with your proxy.

                                  INTRODUCTION


General

     This Proxy Statement is being furnished to stockholders of Getty Petroleum Marketing Inc., a Maryland corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors (the "Board of Directors" or the "Board") of the Company from holders of the outstanding shares of the Common Stock, par value $0.01 per share (the "Shares"), of the Company for use at the Special Meeting of Stockholders to be held on January ___, 2001 at 10:00 a.m., local time, at the offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P., 590 Madison Avenue, 20th Floor, New York, New York 10022, and at any adjournments or postponements thereof (the "Special Meeting").

     At the Special Meeting, stockholders will be asked to consider and vote on the proposed merger between the Company and Mikecon Corp., a Delaware corporation (the "Purchaser"), under the terms of the Agreement and Plan of Merger, dated November 2, 2000 (the "Merger Agreement"), by and among OAO LUKOIL, a Russian open joint stock company ("LUKOIL"), Lukoil International GmbH, Lukoil Americas Corporation, a Delaware corporation ("Parent"), the Purchaser and the Company. A copy of the Merger Agreement is included with this Proxy Statement as Annex A. The Merger Agreement provides for the merger (the "Merger") of the Purchaser with and into the Company, with the Company to be the surviving corporation (the "Surviving Corporation") in the Merger. As a result of the Merger, the Company will become a wholly owned subsidiary of Parent.

     On November 2, 2000, the Company entered into the Merger Agreement with LUKOIL and its affiliated companies. On November 9, 2000, the Purchaser commenced a cash tender offer for all outstanding Shares pursuant to an Offer to Purchase (which, together with the related letter of transmittal, constituted the "Offer"), at a price per Share of $5.00 in cash. Shortly after 12:00 midnight, New York City time, on December 8, 2000, the Purchaser accepted for payment pursuant to the Offer 10,080,665 Shares, consisting of all Shares validly tendered and not withdrawn as of the expiration of the Offer, at $5.00 in cash per Share. The Merger is intended to follow the purchase of Shares pursuant to the Offer as the second and final step in the acquisition of the Company pursuant to the Merger Agreement.

     Approval of the Merger requires the affirmative vote of the holders of a majority of the outstanding Shares as of the Record Date, or approximately 7,016,693 Shares. As a result of the purchase of Shares pursuant to the Offer, the Purchaser owns 10,080,665 Shares, constituting approximately 72% of the issued and outstanding Shares. As required by the Merger Agreement, the Purchaser will vote all Shares owned by it in favor of the approval and adoption of the Merger Agreement. The Purchaser therefore has sufficient voting power to cause the Merger Agreement to be approved without the affirmative vote of any other stockholder.

     Pursuant to the terms of the Merger Agreement, after the approval of the Merger by the stockholders of the Company, the satisfaction or waiver of the other conditions to the Merger and the filing of Articles of Merger with, and acceptance by, the State Department of Assessments and Taxation of Maryland in accordance with the provisions of the Maryland General Corporation Law (the "MGCL") and the filing of a Certificate of Merger with, and acceptance by, the Secretary of State of Delaware in accordance with the provisions of the Delaware General Corporation Law (the date and time of such filings and acceptance is herein after referred to as the "Effective Time"), each Share issued and outstanding immediately prior to the Effective Time (other than Shares owned by the Company or LUKOIL or any of their respective direct or indirect wholly owned subsidiaries (which will be cancelled and retired without any conversion thereof and without any payment with respect thereto)) will be converted into the right to receive $5.00 per Share in cash, without interest thereon. At the Effective Time, the stock transfer books of the Company shall be closed and no transfer of Shares shall thereafter be made.

Voting at the Special Meeting of Stockholders

     The close of business on December 27, 2000 has been established as the record date (the "Record Date") for the determination of stockholders entitled to notice of, and to vote at, the Special Meeting. At the close of business on the Record Date, there were 14,033,385 Shares issued and outstanding, each of which is entitled to one vote at the Special Meeting, held by approximately _______ holders of record.

     Shares represented by a properly signed, dated and returned proxy will be treated as present at the meeting for purposes of determining a quorum, without regard to whether the proxy is marked as casting a vote or abstaining. Proxies relating to "street name" Shares that are voted by brokers will be counted as Shares present for purposes of determining the presence of a quorum, but will not be treated as Shares having voted at the Special Meeting as to the Merger proposal if authority to vote is withheld by the broker. Accordingly, abstentions and broker non-votes will have the same effect as votes against the approval of the Merger Agreement.

     In order to vote on the approval of the Merger Agreement at the Special Meeting, stockholders may attend the Special Meeting and vote in person or deliver executed proxies to the following address:

                     American Stock Transfer & Trust Company
                                 59 Maiden Lane
                            New York, New York 10038

     Instructions with regard to the surrender of stock certificates to the paying agent, together with a letter of transmittal to be used for this purpose, will be forwarded to the Company's stockholders as promptly as practicable following the Effective Time of the Merger. Stockholders should surrender stock certificates only after receiving a letter of transmittal. Stockholders should not send any stock certificates at this time.

                                   THE MERGER


Background of the Merger

     Since the Company was spun off to stockholders in early 1997, its stock price has fluctuated widely. In early 1999, the Company's senior management and the Board believed that the Company's stock price did not reflect the true value of its business and accordingly decided to begin exploring strategic options for the Company. At that time, the scope of such strategic options was not focused on a sale of the Company. Rather, the Company sought the assistance of ING Barings LLC ("ING Barings"), a financial advisor with whom members of the Board were familiar, to begin contacting third parties that could be potentially interested in pursuing an investment in or a business combination with the Company. ING Barings contacted several companies, some of which met with senior management of the Company. No formal indications of interest resulted. Among other companies, LUKOIL, a company headquartered in Russia, indicated that it was not interested in investing in or pursuing a business combination with the Company at that time.

     On June 16, 1999, Lukoil USA Inc., a wholly owned, indirect subsidiary of LUKOIL ("Lukoil USA"), contacted the Company by letter and indicated that, as the Russian financial crisis had begun to settle, Lukoil USA was now prepared to indicate its interest in pursuing a controlling investment in or an acquisition of the Company at a premium to the Company's market capitalization, subject to due diligence. On June 17, 1999, ING Barings presented to the Board, at its regular quarterly meeting, a summary of potential strategic options for the Company. After discussions among the Board regarding such options, the Board determined to have ING Barings solicit proposals for potential financial investors in the Company. In addition, after careful consideration by the Board and senior management, the Company decided to pursue discussions with Lukoil USA relating to an investment in the Company by LUKOIL. The Company and Lukoil USA entered into a Confidentiality Agreement on July 7, 1999, after which Lukoil USA began a preliminary business diligence review and held preliminary discussions with the Company's management. During late July and early August 1999, representatives of Lukoil USA and the Company discussed the possible terms of an investment in or business combination transaction with the Company.

     On August 16, 1999, at the Company's request, ING Barings began distributing a confidential information memorandum containing general information about the Company, including the Company's business, management, strategy and growth initiatives and historical and projected financial information, to selected prospective investors. ING Barings ultimately distributed the confidential information memorandum to seven prospective investors.

     On August 17 and 18, 1999, the Board held special meetings to continue discussing strategic options for the Company. With the assistance of ING Barings, the Board discussed Lukoil USA's proposals and concluded that the indicated prices and terms of such proposals were insufficient for an acquisition of all or a controlling interest in the Company. The Board also considered the fact that it had been advised by Getty Properties Corp. ("Getty Properties"), a subsidiary of Getty Realty Corp. ("Getty Realty"), that, as the Company's lessor under the master leases pursuant to which the Company leased most of its properties (the "Master Lease"), it would seek financial guarantees from Lukoil USA's parent entity or a third party letter of credit if Lukoil USA were to acquire a controlling interest in or all of the Company. The Board determined to have Leo Liebowitz, its Chief Executive Officer and Chairman of the Board, contact Lukoil USA and communicate that the Company would only be interested in pursuing a business combination which would result in a majority ownership position for Lukoil USA if Lukoil USA substantially increased its bid. At the August 17 and 18 meetings, the Board also initially discussed with legal counsel the potential desirability of creating a special committee of directors who were not officers of the Company or officers or directors of Getty Realty or its subsidiaries, as a potential investment or business combination may present issues as to which the interests of the Company and of Getty Realty and its subsidiaries may conflict.

     Mr. Liebowitz subsequently had discussions with representatives of Lukoil USA in which he expressed the Board's positions. The parties agreed to meet, and on August 26, 1999, the Company's senior management and its financial and legal advisors met with representatives of Lukoil USA (including its financial and legal advisors) to discuss a potential business transaction. Lukoil USA again expressed that its only interest was in becoming a majority owner of the Company. After much discussion, the parties were unable to come to an agreement on price or deal structure. In October 1999, representatives of ING Barings, Lukoil USA and the Company's legal advisors held further discussions but were unable to find any basis for agreement.

     As a result of the August 16, 1999 confidential information memorandum distribution, the Company continued discussions with five potential investors in the Company, two of which performed a limited due diligence review of the Company's financial matters and business operations. None of those discussions resulted in formal proposals.

     During these discussions with potential investors, the Company also continued to explore strategic growth opportunities through acquisitions. Discussions with these companies also included the potential for such parties to acquire the Company. On October 18, 1999, representatives of the Company met with representatives of an interested party ("Interested Party A") to preliminarily discuss whether a transaction could be agreed on between the Company and Interested Party A. The Company presented a preliminary proposal to acquire or to be acquired by Interested Party A in a stock-for-stock merger. The Company, however, ultimately elected in early 2000 not to make a final offer to acquire Interested Party A given its financial performance and the fact that the Company's acquisition of Interested Party A would constitute a change of control under the indenture governing substantial indebtedness of Interested Party A. A change in control would permit the holders of that indebtedness to demand repayment of their outstanding debt obligations of Interested Party A.

     During the last week of March 2000, the Company was approached by another interested party ("Interested Party B") that was interested in using the Company's trade name on certain of its retail stores. While the Board concluded that the Company should not license its trade name in light of its strategic option process, the Board directed management to discuss with Interested Party B a potential acquisition of the Company. Following discussions in the following days, Interested Party B indicated that it was not interested in pursuing such a transaction.

     On March 22, 2000, the Board met with ING Barings during its regular quarterly meeting to discuss the current status of its strategic activities. ING Barings presented a summary of the companies, which had expressed an interest in engaging in a business combination with the Company and the status of discussions with each company. ING Barings also presented strategic alternatives for such a business combination, including contacting a few selected potential purchasers, presenting information about the Company to a larger group of potential purchasers or publicly announcing the Company's intention to pursue strategic alternatives. In light of these presentations and the Company's relatively low stock price, the Board determined that the Company should begin pursuing a potential sale of the Company.

     The Company entered into an agreement with ING Barings on April 5, 2000 engaging ING Barings on an exclusive basis to render financial advisory and investment banking services to the Company in connection with the possible sale or merger, tender offer or similar transaction involving all or a substantial portion of the business, assets or stock of the Company. On the same day, the Company issued a press release announcing the retention of ING Barings and its intention to pursue strategic alternatives for the Company.

     On April 11, 2000, the Company received a written expression of interest and purchase proposal, subject to diligence review, from an interested party ("Interested Party C") for a cash purchase of all of the Company's common stock. On April 13, 2000, the Company and Interested Party C entered into a confidentiality agreement and Interested Party C commenced its due diligence review.

     On Apri1 18, 2000, Mr. Liebowitz met again with representatives of Lukoil USA at Lukoil USA's offices to discuss a potential purchase of the Company by Lukoil USA. No specific terms were discussed. However, the parties agreed to have their respective financial and legal advisors meet to discuss the potential structure of such a transaction. On April 20, 2000, representatives of the companies and their respective legal advisors met telephonically to discuss whether Lukoil USA would provide credit support (including potentially parent company guarantees and/or a letter of credit covering the lease payments ) under the Master Lease. While no transaction structure or price was discussed, Lukoil USA agreed to consider providing some form of credit support.

     On Apri1 21, 2000, ING Barings, at the Company's request, distributed a revised confidential information memorandum describing the Company, its business and certain financial information to prospective purchasers of the Company. The confidential information memorandum also included a summary of the Master Lease. The Company expected that potential purchasers may wish to revise certain terms of the Master Lease, and the Board recognized that Getty Realty would have to become involved in the sale process to the extent that Master Lease revisions were requested.

     On April 24, 2000, representatives of the Company met with representatives of Lukoil USA to discuss Lukoil USA's interest in purchasing the Company, and then met with its financial and legal advisors. On April 28, 2000, the Company received from Lukoil USA a written preliminary non-binding offer to acquire the Company at a price of $3.50-$4.00 per Share, subject to due diligence, which set forth certain terms and conditions of the offer, including Lukoil USA's ability to negotiate changes to certain terms of the Master Lease. On April 28, 2000, the closing price of the Company's common stock was $3.375 per Share.

     From April through late July 2000, the Company and its financial and legal advisors continued its discussions with Interested Party C regarding its proposed purchase of the Company. Interested Party C proposed, among other items, substantial changes to the Master Lease, financing contingencies and alternatively a purchase of both the Company and Getty Realty. Despite repeated discussions between the Company and Interested Party C, the parties were unable to agree upon a deal structure, terms of the agreement or price.

     On May 12, 2000, the Company received a written expression of interest in acquiring the Company from United Refining Company ("United"), subject to diligence review and financing arrangements. During June and July, 2000, the Company met periodically with United to discuss the terms and conditions of a purchase and United conducted a limited due diligence review of the Company pursuant to a confidentiality agreement United entered with the Company.

     The Company continued its discussions with Lukoil USA, and on June 6, 2000, ING Barings and the Company presented to Lukoil USA and its financial and legal advisors a management presentation. On June 7, 2000, ING Barings and the Company gave Lukoil USA and its financial advisors a tour of several of the Company's service stations and one of its petroleum terminals. Lukoil USA and its financial and legal advisors also began a due diligence review of the information contained in the Company's data room. The Company and Lukoil USA also discussed certain diligence issues, including Lukoil USA's requested environmental review of the Company's leased properties, and other terms of the purchase proposal.

     On June 8, 2000, the Company received a written expression of interest from another interested party ("Interested Party D"). The proposal was highly conditional and was not accompanied by any financing commitments. After discussing the terms of the proposal, management of the Company and the Board informally determined not to pursue a transaction with Interested Party D.

     On June 14 and 15, 2000, during a regular quarterly meeting of the Board, the Board discussed with ING Barings and the Company's legal advisors the status of its exploration of strategic alternatives and discussions with interested parties, including Lukoil USA. The Board was advised that Lukoil USA had increased its indicated offer price to $4.25 to $4.50 per Share, and after consultation with ING Barings, the Board determined to continue discussions with Lukoil USA. Following consultation with the Company's legal counsel, the Board also determined that, in view of possible conflicts of interest between the Company and Getty Realty regarding certain aspects of a potential transaction, in particular Lukoil USA's requests for revisions to the Master Lease, it was advisable to form a special committee of the Board comprised of directors who were not officers or directors of Getty Realty. At the June 14, 2000 meeting, the Board resolved to form a special committee (the "Company Special Committee") consisting of Mr. Matthew Chanin, Mr. Ronald Hall, Mr. Richard Montag and Mr. Howard Silverman, to review the aspects of any proposed transaction which would involve Getty Realty or one or more of the Company's principal stockholders, including the negotiation of amendments to the Master Lease, and to permit the Company Special Committee to retain special outside counsel.

     On June 19, 2000, representatives of Lukoil USA expressed to representatives of ING Barings Lukoil USA's desire for an agreement with the Company whereby the Company would agree to forego discussions with other companies regarding the sale of the Company during Lukoil USA's more extensive diligence review of the Company, including real estate and environmental diligence, for a period of 60-90 days. Lukoil USA also requested that the Company reimburse Lukoil USA for its expenses relating to its diligence and pay Lukoil USA a fee under certain circumstances, including upon consummation of a transaction with another prospective purchaser within a specified time period. The Board held a special telephonic meeting on the afternoon of June 19, 2000 to discuss whether to consider an exclusive arrangement as well as other terms of the proposal. The Board asked Lukoil USA, through ING Barings, for an estimate of the due diligence expenses it would incur. On June 20, 2000, Lukoil USA supplied the Company with an estimate of due diligence expenses.

     On June 28, 2000, the Company Special Committee met with its special counsel to clarify its role in negotiations with potential acquirors. The Company Special Committee requested that it be advised with respect to all aspects of any transaction as to which the Company's and Getty Realty's interests may conflict and, in response to a request by the Company Special Committee, Getty Realty arranged to have separate legal counsel to represent it in the negotiation of the amended Master Lease.

     During early July 2000, the Board and representatives of senior management met with ING Barings and the Company's legal advisors to discuss a proposed exclusivity arrangement between the Company and Lukoil USA and the provisions regarding expense reimbursement and other terms of Lukoil USA's proposal. Several discussions were held between senior management (along with its financial and legal advisors) and Lukoil USA and its financial and legal advisors concerning the terms of the proposal. Given that the terms of a purchase by Lukoil USA of the Company would include revisions to the Master Lease and certain other agreements with Getty Realty, the Board, following consultation with the Company's legal advisors, determined that prior to signing any exclusivity agreement with Lukoil USA the Company should obtain from Getty Realty some indication that Lukoil USA's requested revisions to the Master Lease could be accomplished. Accordingly, the Board arranged for Mr. Philip Coviello and Mr. Warren Wintrub, two members of the Getty Realty Board (the "Realty Special Committee"), to discuss such issues with representatives of Lukoil USA. Those discussions were commenced on July 21, 2000 and continued on August 2, 2000.

     Concurrently, the Company and its advisors continued to discuss the terms of an exclusivity arrangement with Lukoil USA, including the terms and structure of a possible transaction.

     Following a series of discussions between representatives of the Company and representatives of Lukoil USA and their respective advisors on August 3, 2000, the Board met by telephone on August 4, 2000. Mr. Liebowitz informed the Board that Lukoil USA had now proposed a two-step transaction at a cash price of $5.00 per Share. He then reviewed the status of negotiations regarding certain other terms and conditions of Lukoil USA's offer, including the requested Master Lease amendments and the exclusivity arrangement. After discussion, the Board determined that management should attempt to negotiate certain changes to the proposed terms of the exclusivity arrangement, now memorialized in the Letter Agreement described below. During the meeting, ING Barings also advised the Board of discussions with other interested parties.

     On August 8, 2000, after further negotiations, the Company and Lukoil USA entered into the Letter Agreement providing that, for the period of Lukoil USA's diligence review of the Company (45 days with an additional period of up to 45 days under certain circumstances), the Company would not engage in discussions concerning an acquisition proposal with any third party, other than six identified potential acquirors with whom the Company had previously had discussions or others if necessary for the Board to comply with its duties under applicable law. The Letter Agreement provided for payment by the Company of a fee to Lukoil USA of $3 million and reimbursement of Lukoil USA's reasonable documented out-of-pocket diligence expenses up to a maximum of $1.5 million under certain circumstances. The Company and Getty Realty entered into a letter agreement also dated August 8, 2000 regarding the proposed revisions to the Master Lease.

     After execution of the Letter Agreement, Lukoil USA began an extensive due diligence review of the Company's operations, including financial information, business operations, contracts and other items. The Company provided to Lukoil USA environmental reports in its possession from consultants concerning over 400 of its retail sites, and Lukoil USA retained a consultant to conduct environmental reviews of the balance of the Company's retail properties and its terminals. Lukoil USA's representatives were also given access to all of the Company's and Getty Properties' files concerning the leased retail sites and terminals. On August 14, 2000, the Company's legal advisors gave to Lukoil USA a draft of a merger agreement, and from September through November 2, 2000 representatives of the Company, representatives of Lukoil USA and their respective legal and financial advisors negotiated the terms of the agreement. On September 22, 2000, pursuant to the Letter Agreement, Lukoil USA extended the exclusivity period for an additional 45 days.

     From August 8 to November 2, 2000, the Company continued to engage in discussions, as permitted by the terms of the Letter Agreement, with other potential purchasers of the Company. One such potential purchaser conducted an extensive due diligence review of the Company; however none of the companies submitted to the Company a further written expression of interest prior to November 2, 2000. United and its potential financing source conducted due diligence regarding the Company for approximately 10 days beginning September 20, 2000. On October 19, 2000, representatives of ING Barings were advised by representatives of United that it had procured a commitment letter from its potential financing source. On October 20, 2000, the Company's financial advisor provided to United a draft of a merger agreement. Despite several discussions with representatives of United and its financial advisor, United did not provide a written proposal to the Company nor did it provide the Company or its representatives with a copy of its financing commitment letter or respond to the merger agreement draft prior to the execution of the Merger Agreement between the Company and Lukoil USA.

     During October 2000, representatives of the Company conducted extensive negotiations with representatives of Lukoil USA regarding the Merger Agreement, and along with representatives of Getty Properties, the amended Master Lease and related documents. The Boards of the Company and Getty Realty were apprised of all material developments during this time. After extensive negotiations, Getty Properties and the Lukoil Entities agreed to amend the Master Lease in order to, among other things, consolidate the existing master leases into a single lease, establish the initial term of the amended Master Lease as being for fifteen years, provide for the exercise of renewals only on an "all or nothing" basis, modify the rent escalator provisions, amend the use, casualty, condemnation and default and cure provisions, provide credit enhancements in favor of the landlord, establish standards for the abandonment of properties under the amended master lease and for the allocation of environmental risks, and to permit commercial leasehold financing.

     On October 30, 2000, the Company Special Committee held a meeting at which its members reviewed the status of the terms of the Offer, the Merger and the Merger Agreement as such terms related to Getty Realty or one or more of the principal stockholders. Immediately following the Company Special Committee meeting, the Board held a special meeting at which all directors were present in person or by telephone. The Company Special Committee recommended to the Board to approve those aspects of the Offer, the Merger and the Merger Agreement which involved Getty Realty or one or more principal stockholders. The Board also received and participated in a presentation by its legal advisors concerning the Board's statutory obligations in considering the proposed transaction. The terms of the proposed transaction were reviewed with Company's management and the Board received and participated in a presentation by its legal advisors with respect to the terms of the proposed transaction. The Board also received and participated in a presentation by ING Barings with respect to the financial terms of the proposed transaction. At the conclusion of its presentation, representatives of ING Barings delivered the oral opinion of ING Barings to the Board that, as of such date, the offer price of $5.00 per Share in cash proposed to be received in the Offer and the Merger by the stockholders of the Company pursuant to the Merger Agreement was fair, from a financial point of view, to the Company's stockholders.

     Negotiations then continued among the parties. On November 1, 2000, the Board was provided a further update on the status of these discussions. Also on November 1, 2000, the Board of Getty Realty approved the terms of the amended Master Lease and related documents, subject to successful negotiation of certain issues which were resolved during the next day.

     On November 2, 2000, the Board held a special meeting at which all directors were present in person or by telephone. At this meeting, the Board considered the final terms of the Offer, the Merger and the Merger Agreement. The Company's legal advisors summarized the final terms of the proposed transaction. ING Barings reconfirmed its oral opinion (which was subsequently delivered in writing) that, as of such date, the offer price was fair, from a financial point of view, to the Company's stockholders. After such discussions, the Board by the unanimous vote of the directors (1) determined that each of the Merger Agreement, the Offer and the Merger are fair to and in the best interests of the Company's stockholders; (2) approved the Merger Agreement and the transactions contemplated thereby, including the Offer and the Merger; (3) declared the Merger Agreement advisable; and (4) recommended that the Company's stockholders accept the Offer, tender their Shares pursuant to the Offer and approve the Merger.

     Following the approval by the Board on November 2, 2000, Mr. Liebowitz executed the Merger Agreement and delivered it to Lukoil Americas, and Mr. Ralif Safin, First Vice President of LUKOIL, executed the Merger Agreement on behalf of LUKOIL and Lukoil International and Mr. Vadim Gluzman, President of Lukoil Americas and Mikecon Corp., simultaneously delivered an executed copy of the Merger Agreement to the Company. Each principal stockholder executed a Support Agreement and delivered it to Lukoil Americas, and Mr. Gluzman simultaneously delivered an executed copy of each Support Agreement to the respective principal stockholder. Getty Properties and the Company executed the amended Master Lease and the Environmental Indemnity Agreement; Getty Properties and the Company executed the Amended Trademark License Agreement; and Getty TM Corp. and the Company executed the New Trademark License Agreement, each to be effective generally prior to the initial acceptance of Shares for payment pursuant to the Offer. The Offer and Merger were publicly announced on November 2, 2000.

     Prior to entering into the Merger Agreement, the Company had contacts and negotiations with other entities (including United) that had expressed interest in the Company. Upon execution of the Merger Agreement, the Company ceased contacts with such other entities.

     On November 6, 2000, the Board received an unsolicited written proposal from a newly formed subsidiary of United ("United Sub"), regarding its interest in acquiring all of the outstanding common stock of the Company. The proposal indicated that United Sub was willing and fully prepared to acquire, for $5.75 per Share, all of the outstanding Shares. The proposal further indicated that, subject to review of any material differences between the draft merger agreement delivered to United on October 20, 2000 and the terms set forth in the Merger Agreement, and subject to the termination of the Merger Agreement in accordance with its terms, United Sub would be willing to enter into a merger agreement with the Company containing substantially the same terms as set forth in the Merger Agreement. In addition, the proposal stated that United Sub had received a commitment letter from a financial institution in respect of such a transaction. United Sub's proposal stated that it was subject to certain other conditions including completion of Phase I environmental due diligence and a confirmatory final audit of current assets and liabilities of the Company.

     The Board held a special meeting on the evening of November 6, 2000 at which the Board determined, after consultation with its legal and financial advisors, that the proposal from United Sub could result in United Sub making a Superior Company Proposal (as defined in the Merger Agreement). At that meeting, the Board authorized and directed the officers of the Company, together with its legal and financial advisors, and subject to compliance with the terms of the Merger Agreement, to seek clarification of various aspects of the United Sub proposal, particularly with respect to its conditions, and to furnish information with respect to the Company and participate in discussions or negotiations with United Sub regarding its proposal. In accordance with the Merger Agreement, the Company provided Lukoil Americas with notice of the Company's receipt of United Sub's proposal and the Board's actions at the November 6 special meeting.

     On November 9, 2000, the Board received another letter from United Sub regarding its interest in acquiring all of the outstanding Shares. The letter set forth United Sub's responses to clarifying questions posed to United Sub's financial advisor by ING Barings following United Sub's November 6 proposal.

     The November 9 letter stated that United Sub had procured a commitment letter from its financing institution for the portion of United Sub's proposed $5.75 purchase price per Share that would not be provided by a $30 million equity contribution by United; however, a copy of the commitment letter was not provided. The letter also stated that United Sub's financing institution was willing to meet with the Company or ING Barings to answer questions. The letter indicated that United Sub (1) wished to resume due diligence immediately, (2) believed it could complete its environmental due diligence study of the Company in three to four weeks from the time it was permitted to resume work and (3) if resolution of matters was reached with the Board, intended to launch a cash tender offer prior to the expiration of the Offer.

     The letter further stated that (1) United Sub's tender offer would have a 90% minimum condition, (2) United Sub required that a confirmatory audit indicate that the Company's working capital deficit at closing not materially exceed the $15,530,000 level at September 30, 2000, (3) the proposed purchase price of $5.75 per Share would be reduced by any break-up fees and expense reimbursements owed to the Purchaser as a result of the termination of the Offer and (4) United Sub intended to seek certain unspecified changes to the Master Lease.

     United Sub's legal advisors subsequently advised the Company's legal advisors that public disclosure at this time of the discussions between the Company and United Sub "might have an adverse effect on [United Sub's] ability to provide the [Company's] shareholders with a superior alternative to the Lukoil transaction."

     The Board held a special meeting on the evening of November 12, 2000, at which the Board determined that disclosure of possible terms of any agreement between the Company and United Sub would jeopardize continuation of negotiations with respect to such matters. The Board further directed the officers of the Company not to disclose publicly any such possible terms of any agreement with United Sub until such an agreement has been reached or, upon the advice of counsel, as may otherwise be required by law.

     On November 16, 2000, the Company sent a letter to its stockholders stating that no formal written offer had yet been presented to the Company by United, and that all that had been made was a highly conditional proposal. The Board recommended to the stockholders that they tender their shares to the Purchaser pursuant to the Offer.

     Discussions between representatives of United Sub and representatives of the Company continued through late November 2000, as United Sub continued its due diligence review. During the week ending December 1, 2000, representatives of United Sub advised representatives of the Company that a formal offer would be sent to the Board by late afternoon on Friday, December 1, 2000. During the early afternoon of December 1, representatives of United Sub advised representatives of the Company that United Sub would not make an offer unless the Company agreed to reimburse United Sub $3 million prior to receiving an offer.

     The Board met on December 2, 2000. Following that meeting, discussions with United Sub were discontinued and the Company sent a letter to United Sub. The letter noted the Board's concerns over the conditions United was requiring to make an offer and the conditions of that offer were it to be made (including, among other items, its financing contingency and a requirement that 90% of the Shares be tendered as a minimum condition). Nonetheless, the Board did indicate a willingness to consider an offer if one was made by United prior to the deadline imposed by the Merger Agreement.

     On the afternoon of December 4, 2000, the Company received a letter from United Sub and United Sub issued a press release related to that letter. The letter and press release reiterated United Sub's December 1 demand for reimbursement of $3 million as a condition to submitting a formal offer. Nonetheless, after the Company and its advisors reviewed the letter and the press release, the Company and its advisors held further discussions with United Sub's advisors.

     Although United Sub did not at that time submit a formal written offer for consideration by the Company's Board, as a result of those discussions, several hours later United Sub's advisors provided the Company with (1) a copy of a commitment letter from United Sub's financing source and (2) a draft merger agreement in a form United Sub was purportedly prepared to sign, specifically marked against what the Company provided to United Sub on November 16, 2000
(which itself was the same as the Lukoil Merger Agreement in all material respects). After the Company and its advisors reviewed the commitment letter, the Company and its advisors held yet further discussions with United Sub's advisors regarding the terms and conditions of United Sub's potential proposal. During those discussions, the Company's advisors expressed to United Sub's advisors the Company's concern that the commitment letter contained a substantial number of conditions precedent that were beyond the control of the Company to satisfy or that were subject to satisfaction only in the sole discretion of the financing source.

     On the morning of December 5, 2000, the Company's Board met. The Company's legal and financial advisors briefed the Board with respect to the discussions with United Sub, including the terms of the documents United Sub's advisors had provided. The Company's legal advisors again advised the directors of their statutory duties under Maryland law and the Company's contractual obligations under the Merger Agreement with Lukoil. After discussion of the terms and conditions of United Sub's potential proposal, including United Sub's demand for reimbursement of $3 million as a condition to submitting a formal offer, the Board instructed its advisors to continue discussions with United Sub and adjourned the meeting until later in the evening.

     Throughout the day on December 5, 2000, the Company's advisors continued discussions with United Sub and its advisors. Late in the day, the Company's advisors had a discussion with United Sub's financing source and its financing source's counsel regarding the terms and conditions of the commitment letter. Shortly before the Board reconvened at 8:00 p.m., United Sub retracted its December 1 demand for reimbursement of $3 million as a condition to submitting a formal offer. United Sub's advisors then delivered a letter to the Board setting forth the terms of a merger proposal which included a purchase price proposal of approximately $5.65 per Share after payment of the break-up fees and expenses which would be due to Lukoil Americas as a result of the termination of the Merger Agreement - the same merger consideration as stated in United Sub's December 4 press release. After further consultation with its outside counsel and financial advisors and lengthy discussions, the Board concluded that it could not determine that it had received a "Superior Company Proposal" (as defined in the Merger Agreement) from United Sub. In reaching this conclusion, the Board considered a number of factors including, without limitation, the following:

     o The transaction with Lukoil Americas and its subsidiary was fully financed and substantially more likely to close - the Offer was scheduled to close, subject to its terms and conditions, as early as Friday, December 8, 2000. Under the transaction with Lukoil Americas and its subsidiary, the Company's stockholders would receive payment for their Shares not only on a date earlier than they would pursuant to a transaction with United Sub, but also, in the opinion of its advisors, with greater certainty.

     o The advice of the Company's advisors that United Sub's financing, as set forth in its unsigned commitment letter, had substantial risks associated with its completion. The Company's advisors informed the Board that United Sub and its advisors had not provided (1) sufficient assurances that all of these issues were capable of being resolved or (2) sufficient or complete assurance that the proposed acquisition of the Company by United Sub would not trigger a default under the terms of United's public debt indenture.
                                       14

     o United Sub's and its financing source's continued insistence on a 90% minimum condition to United Sub's tender offer raised substantial additional risk that any holder(s) of a significant amount of the Company's stock could effectively block the completion of United Sub's proposal.

     o The risk that deeming United Sub's merger proposal a "Superior Company Proposal" could jeopardize the chances that Lukoil's Offer would remain available, potentially leaving stockholders with no transaction or opportunity to sell their Shares at a premium.

     In view of these and other factors considered in connection with its evaluation of United Sub's proposal, the Board did not find it practicable to, and did not, quantify or otherwise attempt to assign relative weights to the specific factors considered in reaching its conclusion. The Board continued to recommend that the Company's stockholders tender their Shares pursuant to Lukoil's Offer.

     On the afternoon of December 7, 2000, the Board received the first of two unsolicited letters from United Sub regarding its continued interest in acquiring all of the outstanding Shares. (Contemporaneously, United Sub issued a press release related to its first letter.) The first letter stated that United Sub was willing to pay $6.00 per Share and that United Sub would be responsible for payment of the break-up fees and expenses which could be due to Lukoil Americas as a result of the termination of the Merger Agreement under certain circumstances described in the Merger Agreement. The letter also purported to address and provide assurance on certain of the Board's concerns with United Sub's previous merger proposal as they existed on the evening of December 5.

     This letter stated that a potential alternative structure that the Company had initially raised with United Sub could eliminate the substantial additional risk to the completion of United Sub's proposal raised by its insistence on the 90% minimum condition to United Sub's tender offer. The letter did not address the following issues related to United Sub's potential structure:

     o         its high level of complexity;

     o         the high likelihood of litigation which could arise out of it;

     o the protracted time which could be required for all of the Company's stockholders to receive their merger consideration under it; or

     o how the alternative structure would resolve the Board's concerns over United Sub's financing difficulties.

     The letter cursorily addressed the Board's concerns that United Sub's financing, as set forth in its commitment letter, had substantial risks associated with its completion, including that United Sub and its advisors had not provided (1) sufficient assurances that all of these issues were capable of being resolved or (2) sufficient or complete assurance that the proposed acquisition of the Company by United Sub would not trigger a default under the terms of United's public debt indenture. The letter concluded with a proposal that United Sub was prepared to proceed directly to a merger offering $6.00 per Share plus an interest factor of 10% per annum to compensate for the delay in completion of a transaction with United Sub from December 8, 2000 - the expiration date of Lukoil's Offer.

     Later in the afternoon, the Board received a second letter from United Sub which reiterated the purchase price from its first letter of the day and further proposed that United Sub would accept a reduction in the Company's working capital related to the payment of the break-up fees and expenses which could be due to Lukoil Americas. This letter also stated that United Sub wished to commence a tender offer for the Shares on December 8 and sought the Company's permission to do so under the confidentiality agreement between the Company and United. Contemporaneously, United Sub issued two additional press releases related to its second letter. The Company's legal advisors responded by letter indicating that the Company was confused by United Sub's request because the confidentiality agreement did not contain a standstill provision.

     Also on the afternoon of December 7, 2000, United Sub and an alleged stockholder of the Company filed a complaint in the Supreme Court of the State of New York, County of New York (the "Court"), against the Company, each of the directors of the Company and each of the Lukoil Entities. The allegations of the complaint included that the directors of the Company failed to act in the best interests of the stockholders of the Company by (1) failing to exercise reasonable business judgment in evaluating the economic benefits of the proposal made by United Sub, (2) failing to disclose the scope and extent of their conflict of interest as directors and majority stockholders of both the Company and Getty Realty and further placing their personal interests and the interests of Getty Realty ahead of the stockholders of the Company in rejecting the proposal made by United Sub, (3) incorporating into the Merger Agreement a termination fee designed to discourage the acceptance of other proposals, and
(4) issuing misleading characterizations of United Sub's offer and the financing of that offer. United Sub further alleged that the Lukoil Entities aided and abetted the directors of the Company in committing such conduct. Among other things, the complaint sought to enjoin the Purchaser from accepting for payment the Shares validly tendered in the Offer on the Expiration Date, consummating the Merger and unspecified damages. The Company believed that United Sub's action was frivolous and totally without merit. The Company intended to oppose and seek dismissal of United Sub's complaint. The Court ordered that the parties appear before it for a hearing on the issue of whether an injunction was appropriate, at 3:00 p.m. on Friday, December 8, 2000 and further ordered that pending such hearing the Lukoil Entities were enjoined from accepting for payment the Shares tendered in the Offer and the parties were enjoined from consummating the Merger.

     On the evening of December 7, 2000, the Board held a special meeting at which the Board discussed with its legal and financial advisors the events occurring since its December 5 special meeting. After lengthy discussion, the Board temporarily adjourned the meeting in order to provide the Company Special Committee with an opportunity to convene with its counsel.

     Upon reconvening the Board's special meeting, the legal advisor to the Company Special Committee advised the Board that the Company Special Committee had considered whether United Sub's letters constituted a "Superior Company Proposal" (as defined in the Merger Agreement). In particular, the Company Special Committee members focused on the requirement in the Merger Agreement that an offer was a "Superior Company Proposal," only where the proposed transaction was "reasonably capable of being completed, taking into account all financial, regulatory, legal and other aspects of such proposal." The Board was further advised that the Company Special Committee had unanimously determined that United Sub's December 7 letters did not constitute a "Superior Company Proposal" under the Merger Agreement. The Company Special Committee recommended that the Board reject United's December 7 letters, and continue to recommend that stockholders accept the Lukoil Offer. In reaching its conclusion, the Company Special Committee considered various factors, including:

     o Its uncertainty as to whether (1) the issues regarding United Sub's proposed financing were capable of being resolved or (2) United Sub could provide the Company with sufficient or complete assurance that United Sub's proposed acquisition of the Company would not trigger a "Default" under the terms of United's public debt indenture.

     o The pattern of United Sub's actions with respect to the previous merger discussions with the Company and its advisors (including United Sub's failure to timely produce or significantly delaying the production of a formal merger proposal, as well as necessary documents and other information) which presented substantial doubt as to the likelihood that a merger between United Sub and the Company would close.

     o The potential that the Company's stockholders could be left with no transaction or opportunity to sell their Shares at a premium if the Merger Agreement was terminated, a merger agreement with United Sub was not timely consummated due to its substantial conditions or otherwise, or the terms of United's proposal were substantially renegotiated.

     After further consultation with its outside counsel and financial advisors and discussions, the Board concluded that United Sub had not demonstrated that it had resolved or had the ability to resolve any of the uncertainties, risks or impediments to completion of United Sub's merger proposal that the Board had considered on December 5. The Board reaffirmed its December 5 conclusion that it could not determine that it had received a "Superior Company Proposal" from United Sub. The Board then reaffirmed its recommendation that stockholders accept Lukoil's Offer.

     In view of these and other factors considered in connection with its evaluation of United Sub's letters, neither the Company Special Committee nor the Board found it practicable to, or did, quantify or otherwise attempt to assign relative weights to the specific factors considered in reaching its conclusion.

     On the afternoon of December 8, 2000, the Supreme Court of the State of New York heard arguments on a motion brought by United and an alleged stockholder of the Company seeking to enjoin the Purchaser from accepting for payment the

Shares validly tendered in the Offer on the Expiration Date and consummating the Merger. At such hearing, the Court denied in its entirety the plaintiffs' motion for a preliminary injunction.

     Shortly after 12:00 midnight, New York City time, on December 8, 2000, the Purchaser accepted for payment all Shares validly tendered and not withdrawn in the Offer, consisting of 10,080,665 Shares, or approximately 72% of the outstanding Shares. The Purchaser promptly paid for such Shares.

Reasons for the Board's Conclusions

     In reaching the determination described above with respect to the Merger Agreement, the Offer and the Merger, the Board considered a number of factors including, without limitation, the following:

     o The Company's financial condition, results of operations and business and strategic objectives, as well as the risks involved in achieving those objectives;

     o Current conditions and trends in the petroleum industry in general, and in the gasoline marketing business in particular, were impacting the Company's market valuation. In particular, the Board considered:

                    o the significant competition and consolidation in the industry and market in which the Company operates, the larger size of other participants in the industry and the greater available capital and resources of these other participants as compared to the Company; and

                    o the Company's status as an independent marketer of petroleum products, without refining capacity, while many of the Company's competitors are large vertically integrated oil companies;

     o A review of the possible alternatives to the transactions contemplated by the Merger Agreement, including the possibilities of securing a significant investment in the Company to augment its equity capitalization, continuing to operate the Company as an independent entity, a strategic acquisition of another company, a strategic merger with another company in the same industry and a sale or partial sale of the Company through a merger or by other means, and, in respect of each alternative, the timing and the likelihood of actually accomplishing the alternative;

     o The results of the efforts undertaken by the Company's management and ING Barings to solicit indications of interest in making an investment in or the possible acquisition of the Company from third parties other than the Purchaser. These efforts resulted in the receipt or solicitation of an indication of interest from approximately 67 entities. The Company's public disclosure seven months before the Merger Agreement was signed that the Company was considering strategic alternatives resulted in Lukoil USA making the most attractive offer, and did not result in a superior offer from any other entity;

     o The financial and valuation analyses presented to the Board by ING Barings, including:

                    o market prices and financial data relating to other companies engaged in businesses considered comparable to the Company;

                    o    prices   and   premiums   paid   in   recent   selected
                         acquisitions   of  companies   engaged  in   businesses
                         considered comparable to those of the Company;

                    o premiums paid in all-cash acquisition transactions for targets of similar size to the Company since January 2000;

                    o a discounted cash flow valuation of the Company based on its financial projections through its fiscal year 2005; and

                    o    a  hypothetical   leveraged  buyout  valuation  of  the
                         Company.

               These analyses established 16 reference ranges of value for the Board's consideration. The Board noted that LUKOIL's offer price of $5.00 per Share was higher than the top end of five reference ranges, fell at the high end of five reference ranges, fell within another five reference ranges and was lower than the low end of only one reference range;

     o The oral opinion of ING Barings, which was later confirmed in a written opinion, dated November 2, 2000, to the effect that, as of the date of the opinion, the consideration to be received in the Offer and the Merger by the Company's stockholders pursuant to the Merger Agreement is fair, from a financial point of view, to such stockholders. The full text of ING Barings' written opinion, which sets forth the procedures followed, the limitations of the review undertaken and the assumptions made by ING Barings in rendering the opinion, is attached as Annex B hereto. Stockholders are urged to read the opinion carefully and in its entirety;

     o The terms and conditions of the Merger Agreement, including, without limitation, that the terms of the Merger Agreement would not prevent other third parties from making proposals to the Company after the execution of the Merger Agreement, would not prevent the Board from providing information to and engaging in negotiations with other third parties that make proposals that
               (A) a majority of the Board were to reasonably determine in good faith (after consultation with ING Barings) that taking such action would be reasonably likely to lead to the delivery to the Company of a proposal that is superior to the Purchaser's proposal and (B) a majority of the Board were to determine in good faith (after consultation with legal counsel) that it was necessary to take such actions in order to comply with its fiduciary)  duties  under  applicable  law,  and would permit the
               Company, subject to the non-solicitation provisions and the payment of the termination fee and expense reimbursement, to enter into a transaction with another third party that a majority of the Board determined in good faith (after consultation with ING Barings) to be superior to the Company and its stockholders (in their capacity as stockholders) from a financial point of view (taking into account, among other things, all legal, financial, regulatory and other aspects of the proposal and identity of the offeror) as compared to the Purchaser's proposal, and which was reasonably capable of being consummated if the
               Board were to reasonably determine in good faith (after consultation with legal counsel) that it was necessary to terminate the Merger Agreement and into an agreement to effect the superior proposal in order to comply with its statutory duties under applicable law;

     o The likelihood that the Merger would be consummated, including LUKOIL's experience, reputation, financial condition and support and Lukoil USA's ability to reach an agreement with Getty Properties on certain terms and conditions of the Master Lease and other documents, as well as the risks to the Company if the Merger were not consummated;

     o The Board's belief that any potential acquiror would desire to reach agreement with Getty Properties to modify certain provisions of the Master Lease, and that while agreement had been reached with Lukoil USA, there could be no assurance that Getty Properties could reach agreement with any other potential acquirors;

     o The structure of the transaction, which provided for all cash consideration, was not subject to any financing contingency and was designed, among other things, to result in the holders of the Shares receiving, at the earliest practicable time, the consideration paid in the Offer;

     o The Company Special Committee's review of the aspects of the Merger which involved Getty Realty or one or more of the principal stockholders of the Company, including the amendments to the Master Lease, and its recommendation to approve such aspects of the Merger;

     o The approval of the transaction by principal stockholders holding 40% of the issued and outstanding Shares of the Company, as evidenced by the execution of their respective Support Agreements;

     o         The  principal   stockholders'   obligations  under  the  Support
               Agreements terminate upon termination of the Merger Agreement;

     o The relationship of the Offer price to the historical market prices for the Shares and to the Company's per Share book value, including the fact that the Offer represented a 122% premium over the closing price of Shares on April 4, 2000, the day before the public announcement of the Company's intention to pursue strategic alternatives, and a 45% premium over the closing price of Shares on November 2, 2000; and

     o The potential availability to the Company's stockholders of dissenters' rights in the Merger under applicable law. See
               "--Certain   Legal   Matters;   Regulatory   Approvals--Appraisal
               Rights."

     In view of the wide variety of factors considered in connection with its evaluation of the Offer and the Merger, the Board did not find it practicable to, and did not, quantify or otherwise attempt to assign relative weights to the specific factors considered in reaching its respective determinations.

Opinion of the Company's Financial Advisor

     ING Barings was engaged to advise the Company in connection with a possible acquisition of the Company and to undertake an analysis to enable ING Barings to provide an opinion to the Board of Directors for its consideration as to the fairness to the Company's stockholders, from a financial point of view, of the consideration to be received by the Company's stockholders in such a transaction. The Board of Directors received a written opinion from ING Barings, its financial advisor, that, as of November 2, 2000, the cash consideration of $5.00 per Share to be received by the stockholders of the Company pursuant to the Offer and Merger is fair from a financial point of view to such stockholders. The full text of the written opinion of ING Barings dated November 2, 2000, which sets forth assumptions made, matters considered and limitations on the review undertaken, is attached as Annex B to this Proxy Statement. Stockholders are urged to read this opinion carefully in its entirety.

     Pursuant to the terms of their engagement, the Company has agreed to pay ING Barings a fee of $900,000. The Company also agreed to reimburse ING Barings for reasonable expenses and to indemnify ING Barings and related parties against certain liabilities, including liabilities under the federal securities laws, arising out of their engagement.

     In the ordinary course of business, ING Barings and its affiliates may actively trade or hold the securities of the Company, Getty Realty and affiliates of the Purchaser for their own accounts or for the accounts of customers and, accordingly, may at any time hold a long or short position in such securities. ING Barings has previously rendered and may in the future render certain investment banking and financial advisory services to the Company and to Getty Realty and has received customary fees for the rendering of such services.

Payment for the Shares

     Promptly after consummation of the merger, American Stock Transfer & Trust Company, in its capacity as paying agent, will send a transmittal letter and instructions to each person that was a record holder of Shares immediately prior to the Effective Time advising such holder of the procedure for surrendering his or her certificate or certificates in exchange for $5.00 in cash for each formerly outstanding Share. To receive the payment to which they are entitled pursuant to the terms of the Merger Agreement, stockholders must carefully comply with the instructions on such transmittal letter and return it, along with their certificates, to the paying agent pursuant to the terms thereof. Do not send stock certificates with your proxy. Interest will not be paid on the amounts payable upon surrender of certificates which formerly represented the Shares. If the cash price of $5.00 per share is to be paid to any person other than the registered holder of such Shares, it will be a condition to the payment by the paying agent that the surrendered certificate is properly endorsed for transfer and the person requesting delivery of the cash price will pay to the paying agent any transfer or other taxes as a result of the payment to a person other than the registered holder unless such person can establish to the reasonable satisfaction of the paying agent that such tax has been paid or is not payable. None of the paying agent, Parent, the Purchaser or the Company shall be liable to a holder of Shares for any cash delivered pursuant to the Merger Agreement to any public official pursuant to applicable abandoned property, escheat and similar laws.

     One year after consummation of the Merger, the paying agent will deliver to the Parent any cash funds not theretofore disbursed to holders of certificates formerly representing Shares, and thereafter the holders of such certificates shall look to Parent (subject to applicable abandoned property, escheat or other similar laws) for any cash payments due as a result of the merger for the Shares formerly represented by such certificates.

Certain Legal Matters; Regulatory Approvals

     Appraisal Rights. No appraisal rights are available under the MGCL in connection with the Merger because the Shares continued to be listed on the New York Stock Exchange on the Record Date.

     State Takeover Laws. The Company is incorporated under the laws of the State of Maryland. In general, Section 3-602 of the MGCL prevents a corporation from engaging in any business combination with any "interested stockholder," which is defined generally as a person that beneficially owns 10% or more of the voting power of the outstanding voting stock of a corporation, or any affiliate of the interested stockholder for a period of five years. The Company has represented to Parent and the Purchaser in the Merger Agreement that the Board of Directors of the Company has taken all action necessary to render Section 3-602 of the MGCL inapplicable to the Offer, the Merger, the Merger Agreement and the transactions contemplated thereby. In addition, the MGCL provides that "control shares" of a Maryland corporation acquired in a "control share acquisition" have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter, excluding shares of stock owned by the acquiror, by officers or by directors who are employees of the corporation. This provision of the MGCL does not apply, among other things, to corporations that have generally or specifically approved or exempted acquisitions of shares in its charter or bylaws adopted at any time before the acquisition of "control shares". This provision of the MGCL does not apply to the Merger because the Company's bylaws (the "Bylaws") contain such provisions.

     A number of other states have adopted laws and regulations applicable to attempts to acquire securities of corporations which are incorporated, or have substantial assets, stockholders, principal executive offices or principal places of business, or whose business operations otherwise have substantial economic effects, in such states. In Edgar v. Mite Corp., the Supreme Court of the United States invalidated on constitutional grounds the Illinois Business Takeover Statute, which, as a matter of state securities law, made takeovers of corporations meeting certain requirements more difficult. However, in 1987 in CTS Corp. v. Dynamics Corp. of America, the Supreme Court held that the State of Indiana may, as a matter of corporate law and, in particular, with respect to those aspects of corporate law concerning corporate governance, constitutionally disqualify a potential acquiror from voting on the affairs of a target corporation without the prior approval of the remaining stockholders. The state law before the Supreme Court was by its terms applicable only to corporations that had a substantial number of holders in the state and were incorporated there.

     The Company, directly or through subsidiaries, conducts business in a number of states in the United States, some of which have enacted takeover laws. The Purchaser has reserved the right to challenge the applicability or validity of any state law purportedly applicable to the Merger, and no action taken in connection with the Merger is intended as a waiver of such right. In the event it is asserted that one or more state takeover laws is applicable to the Merger, and an appropriate court does not determine that it is inapplicable or invalid as applied to the Merger, the Purchaser might be required to file certain information with, or receive approvals from, the relevant state authorities. In addition, if enjoined, the Purchaser might be delayed in consummating the Merger.

     Antitrust. Under the Hart-Scott-Rodino Anti-Trust Improvements Act of 1976, as amended (the "HSR Act") and the rules that have been promulgated thereunder by the Federal Trade Commission ("FTC"), certain mergers and acquisitions may not be consummated unless certain information has been furnished to the Antitrust Division of the Department of Justice (the "Antitrust Division") and the FTC and certain waiting period requirements have been satisfied. The acquisition of Shares by the Purchaser pursuant to the Offer was subject to the HSR Act requirements.

     Under the provisions of the HSR Act applicable to the purchase of Shares pursuant to the Offer, such purchase could not be made until the expiration of a fifteen calendar day waiting period following the required filing of a Notification and Report Form under the HSR Act by Parent, which Parent submitted on November 6, 2000. Accordingly, the waiting period under the HSR Act would have expired at 11:59 P.M., New York City time, on November 21, 2000, which was the fifteenth calendar day following filing of the Notification and Report Form by Parent, if the FTC had not granted early termination of the waiting period. The FTC granted Parent's request for early termination on November 20, 2000.

     The Antitrust Division and the FTC frequently scrutinize the legality under the antitrust laws of transactions such as the proposed acquisition of Shares by the Purchaser pursuant to the Offer and Merger. At any time before or after the Purchaser's purchase of Shares, either the Antitrust Division or the FTC could take such action under the antitrust laws as it deems necessary or desirable in the public interest, including seeking to enjoin the Merger, seeking divestiture of Shares acquired by the Purchaser or divestiture of substantial assets of Parent, the Company or any of their respective subsidiaries. State attorney generals may also bring legal action under the antitrust laws, and private parties may bring such action under certain circumstances. There can be no assurance that a challenge to the Merger on antitrust grounds will not be made or, if a challenge is made, what the result will be.

Purpose of the Offer and Merger; Certain Agreements

Purpose of the Offer and Merger

     The purpose of the Offer was to enable Parent to acquire as many outstanding Shares as possible as a first step in acquiring the entire equity interest in the Company. The purpose of the Merger is for Parent to acquire all remaining Shares not purchased pursuant to the Offer. Upon consummation of the Merger, the Company will become a wholly owned subsidiary of Parent and an indirect wholly owned subsidiary of LUKOIL.

     Subject to certain matters described below, it is currently expected that, initially following the Merger, the business and operations of the Company will generally continue as they are currently being conducted. Parent will continue to evaluate all aspects of the business, operations, capitalization and management of the Company after the consummation of the Merger and will take such further actions as it deems appropriate under the circumstances then existing.

     The Shares are currently traded on the New York Stock Exchange. Following the consummation of the Merger, the Shares will no longer be listed on the New York Stock Exchange and the registration of the Shares under the Exchange Act will be terminated. Accordingly, after the Merger, there will be no publicly traded equity securities of the Company outstanding and the Company will no longer be required to file periodic reports with the Commission.

     Except as otherwise discussed in this Proxy Statement, Parent has no present plans or proposals that would result in any extraordinary corporate transaction, such as a merger, reorganization, liquidation involving the Company or any of its subsidiaries, or purchase, sale or transfer of a material amount of assets of the Company or any of its subsidiaries or in any other material changes to the Company's capitalization, corporate structure, business of the Company or the management of the Company.

     The Purchaser has caused the Board to be reconstituted pursuant to the Merger Agreement. On December 13, 2000, Leo Liebowitz, Howard Safenowitz, Matthew J. Chanin and Howard Silverman resigned as directors of the Company, and Vadim Gluzman and Ralif Rafilovich Safin were duly appointed as directors. Ronald Hall and Richard Montag have remained on the Board pursuant to the Merger Agreement to ensure compliance with applicable provisions of the Merger Agreement. The Board established a special merger committee and delegated to such committee all power and authority of the Board to authorize and direct the taking of all actions to consummate the Merger, except to the extent that the MGCL or the Merger Agreement prohibits such delegation of authority. The Board appointed Messrs. Gluzman and Safin to serve as members of the special merger committee. Subsequently, the Board duly appointed Sergey P. Kukura as a director of the Company.

     On December 13, 2000, Mr. Liebowitz resigned as Chairman and Chief Executive Officer of the Company.

Certain Agreements

     Merger Agreement

     The following is a summary of the material terms of the Merger Agreement. The summary is qualified in its entirety by reference to the Merger Agreement, a copy of which is attached hereto as Annex A.

     Composition of the Board following Consummation of the Offer. The Merger Agreement provides that, promptly after the purchase of and acceptance of payment for the Shares by the Purchaser pursuant to the Offer, the Purchaser is, subject to the provisions of the next paragraph, entitled to designate such number of directors (the "Purchaser Designees"), rounded up to the next whole number, on the Company's Board of Directors as is equal to the product of the total number of directors on such Board (after giving effect to any increase in the size of or vacancies on such Board pursuant to the following sentence) multiplied by the percentage that the number of Shares beneficially owned or of record by the Lukoil Entities at such time bears to the total number of Shares then issued and outstanding on a fully diluted basis. In furtherance thereof, the Company will, upon the request of the Purchaser, either increase the size of its Board of Directors or use its reasonable best efforts promptly to secure the resignations of such number of its incumbent directors, or both, as is necessary to enable the Purchaser Designees to be so elected or appointed to the Company's Board of Directors. The Merger Agreement further provides that the Company's obligation to appoint the Purchaser Designees to the Company's Board of Directors will be subject to Section 14(f) of the Exchange Act and Rule 14f-1 promulgated thereunder. The Purchaser, Parent and LUKOIL will use their respective reasonable best efforts to ensure that at least two members of the Board of Directors shall, at all times prior to the Effective Time, be a director of the Company who was a director of the Company on the date of the Merger Agreement (the "Continuing Director"). Each of the Continuing Directors must be a director then serving, if any, who as of the date of the Merger Agreement and as of the date of determination, is neither an employee, consultant of or holder of greater than a 1% beneficial interest in the Company or Getty Properties nor a director of Getty Properties ("Independent"). The Purchaser has caused the Board to be reconstituted pursuant to the Merger Agreement. On December 13, 2000, Leo Liebowitz, Howard Safenowitz, Matthew J. Chanin and Howard Silverman resigned as directors of the Company, and Vadim Gluzman and Ralif Rafilovich Safin were duly appointed as directors. Ronald Hall and Richard Montag have remained on the Board pursuant to the Merger Agreement to ensure compliance with applicable provisions of the Merger Agreement. Subsequently, the Board duly appointed Sergey P. Kukura as a director of the Company.

     If there is more than one Continuing Director and prior to the Effective Time the number of Continuing Directors is reduced for any reason, the remaining Continuing Directors or directors will be entitled to designate persons who are Independent to fill such vacancies who will be deemed to be Continuing Directors. If there is only one Continuing Director and he or she resigns or is removed from office, such Continuing Director will be entitled to designate an Independent person as his or her successor who will be deemed to be a Continuing Director. If there are no Continuing Directors able to continue to serve in such capacity due to death or mental incapacity, then a majority of the directors remaining on the Company's Board of Directors may designate Independent persons to act as successors of such Continuing Directors who will be deemed to be Continuing Directors. From and after the time, if any, that the Purchaser Designees constitute at least a majority of the Company's Board of Directors and prior to the Effective Time, pursuant to the terms of the Merger Agreement, any amendment or termination of the Merger Agreement by the Company or the transactions contemplated thereby, or any amendment to the Company's articles of incorporation or by-laws, which in either case materially and adversely affects the stockholders may be effected only if such action is approved by, as determined by the Board of Directors, either a majority of the entire Board of Directors which majority must include the concurrence of the Continuing Directors or, to the extent permitted under the MGCL, a committee of the Board of Directors consisting of only Continuing Directors.

     The Merger. The Merger Agreement provides that subject to the conditions thereof, and in accordance with the MGCL and the DGCL, the Merger will be effected and the Purchaser will be merged with and into the Company as soon as practicable following the closing of the Offer. Following the Merger, the separate existence of the Purchaser will cease and the Company will continue as the surviving corporation (as such, the "Surviving Corporation"). At Parent's election, any direct or indirect domestic subsidiary of Parent other than the Purchaser may be merged with and into the Company instead of the Purchaser, and in such event the parties to the Merger Agreement will execute an amendment to the Merger Agreement in order to reflect such election. Parent has not made this election.

     At the  Effective  Time,  the articles of  incorporation  of the Company in
effect   immediately   before  the  Effective  Time  will  be  the  articles  of
incorporation of the Surviving Corporation until duly amended as provided therein or by applicable law. At the Effective Time and without any further action on the part of the Company or the Purchaser, the Bylaws will be amended in their entirety to read as the bylaws of the Purchaser as in effect immediately prior to the Effective Time and, as amended, will be the bylaws of the Surviving Corporation. Immediately prior to the Effective Time, each Continuing Director will resign effective as of the Effective Time. The officers of the Company immediately prior to the Effective Time will be the officers of the Surviving Corporation, until the earlier of their resignation or removal or until their respective successors are duly elected and qualified, as the case may be.

     Effect of the Merger on the Capital Stock of the Constituent Corporations. At the Effective Time, each issued and outstanding Share (other than Shares held by the Company or by LUKOIL or any of their respective direct or indirect wholly owned subsidiaries, which will automatically be cancelled and will cease to exist and no cash or other consideration will be delivered or deliverable in exchange therefor) will, by virtue of the Merger and without any action by the holders thereof, be converted into the right to receive $5.00 per Share (the "Merger Consideration") payable to the holder thereof, without interest thereon, less any required withholding taxes, upon surrender and exchange of a stock certificate.

     As of the Effective Time, each share of common stock of the Purchaser then issued and outstanding will be converted into, and represent all of, the fully paid and nonassessable shares of common stock, par value $0.01 per share, of the Surviving Corporation.

     The Merger Agreement provides that at the Effective Time, each then outstanding option to purchase Shares, whether or not otherwise vested and exercisable in accordance with its terms (a "Stock Option"), will be cancelled by the Company and in consideration of such cancellation and, except to the extent that Parent and the holder of any such Stock Option otherwise agree, Parent will pay to such holders of Stock Options an amount in respect thereof equal to the product of (A) the excess, if any, of (i) the Merger Consideration over (ii) the exercise price per Share subject to such Stock Option and (B) the number of Shares subject to such Stock Option immediately prior to its cancellation. Such payment will be decreased by any required withholding taxes and without interest.

     Conduct of Business of the Company. Pursuant to the Merger Agreement, the Company has agreed that prior to the Effective Time, the Company and its subsidiaries will carry on its business in the usual, regular and ordinary course in all material respects and to use its reasonable best efforts to preserve intact their current business organizations, and their relationships with customers, suppliers and others having business dealings with the Company. Without limiting the generality of the foregoing, except as expressly contemplated by the Merger Agreement, the Company and its subsidiaries will not, without the prior consent of Parent:

     (i) propose to declare or pay any dividends on its stock; split, combine or reclassify any stock; repurchase or redeem any of its stock; or issue any equity securities or debt securities with voting rights;

     (ii) amend or propose to amend the charter documents of the Company or any of its subsidiaries;

     (iii) (A) incur any indebtedness for borrowed money or guarantee any such indebtedness or issue or sell any debt securities or warrants or rights to acquire any debt securities of the Company or guarantee any debt securities of other persons other than (x) indebtedness of the Company or its subsidiaries to the Company or its subsidiaries, (y) borrowings under existing credit lines, including in support of letters of credit, in the ordinary course of business or (z) otherwise in the ordinary course of business,
               (B) make any loans, advances or capital contributions to, or investments in, any other person, other than by the Company or its subsidiaries to or in the Company of its subsidiaries or (C) pay, discharge or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than, in the case of clauses (B) and (C), loans, advances, capital contributions, investments, payments, discharges or satisfactions incurred or committed to in the ordinary course of business;

     (iv) (A) increase the compensation payable or to become payable to any of its executive officers or employees, (B) take any action with respect to the grant of any severance or termination pay, or stay bonus or other incentive arrangement (other than pursuant to benefit plans and policies in effect on the date of the Merger Agreement) or (C) amend, establish or create any benefit plan, arrangement, policy or agreement which would be an employee benefit plan of the Company if in existence as of the date of the Merger Agreement, except any such increases or grants made in the ordinary course of business;

     (v) directly or indirectly acquire, make any investment in, or make any contributions to, any person (other than a subsidiary of the Company) other than in the ordinary course of business consistent with past practice;

     (vi) make any new capital expenditure or expenditures in excess of $5.0 million in the aggregate;

     (vii) enter into, amend or terminate any material contract or any contract involving amounts in excess of $1.0 million per year other than in the ordinary course of business consistent with past practice;

     (viii) enter into any agreement, understanding or commitment that restrains, limits or impedes the Company's ability to compete with or conduct any line of business, including, but not limited to, geographic limitations on the Company's activities;

     (ix) make or rescind any material tax election or settle or compromise any material income tax liability of the Company or of any of its subsidiaries with any tax authority without notice to Parent;

     (x) make any change in any method of accounting or accounting practice or policy, except as required by generally accepted accounting principles;

     (xi) revalue any material assets of the Company or any of its subsidiaries, including but not limited to writing down the value of inventory or writing off notes or accounts receivable other than in the ordinary course of business, except for any revaluation resulting from a change in circumstances or conditions from those prevailing as of January 31, 2000;

     (xii)     acquire,  sell, transfer,  lease or encumber any assets except in
               the  ordinary   course  of  business  and  consistent  with  past
               practice;

     (xiii) adopt a plan of complete or partial liquidation or adopt resolutions providing for the complete or partial liquidation, dissolution, consolidation, merger, restructuring or recapitalization of the Company; or

     (xiv) settle or compromise any material claims or litigation or, except in the ordinary course of business or in an amount less than $100,000, waive, release or assign any material rights or claims or make any payment, direct or indirect, of any material liability before the same becomes due and payable in accordance with its terms.

     In addition to the foregoing, the Board of Directors or any committee thereof will take no action to waive any provision of any Company equity plan that would otherwise cause the stock options thereunder to be cancelled or converted at the Effective Time in accordance with their terms and without further action by the Company, the Board of Directors or any committee thereof. The Board of Directors shall cause the executive officers of the Company to take all actions reasonably necessary or appropriate to cause all stock options to be cancelled at the Effective Time, including, if requested by Parent, by providing written notice to all holders of stock options that all stock options will be cancelled and converted at the Effective Time as provided in the Merger Agreement.

     Recommendation and Meeting of Stockholders. The Merger Agreement provides that as soon as practicable following the acceptance for payment of and payment for Shares by the Purchaser in the Offer, if required by law to consummate the Merger, the Company will convene and hold a special meeting of the stockholders of the Company (the "Stockholders Meeting") for the purpose of considering and voting upon the Merger. The Merger Agreement requires that, subject to the Board of Directors' statutory duties under applicable law, the Board of Directors shall recommend that the holders of Shares vote in favor of the adoption of the Merger at the Stockholders Meeting. At the Stockholders Meeting, Parent and the Purchaser shall cause all of the Shares owned by them to be voted in favor of the approval of the Merger.

     On  November  2,  2000,  the  Board  of  Directors   recommended  that  the
stockholders of the Company vote in favor of the Merger pursuant to the Merger Agreement.

     Access to Information, Notification of Certain Matters. The Merger Agreement provides that the Company and its subsidiaries will afford to Parent and its officers, employees, accountants, counsel, financial advisors and other representatives reasonable access during normal business hours prior to the Effective Time to all of the Company's and its subsidiaries' properties, books, contracts, commitments and records and its officers, management employees and representatives and the Company will furnish promptly to Parent all information concerning the Company's business, properties and personnel as Parent may reasonably request.

     Employee Benefit Plans. The Merger Agreement provides that Parent shall, or shall cause the Surviving Corporation to, provide the employees of the Company as a group (other than those employees covered by a collective bargaining agreement) through December 31, 2001 without interruption with employee benefits that are in the aggregate substantially as favorable as those provided to the employees immediately prior to the Effective Time. Employees will be given credit for all service with the Company or its subsidiaries (or service credited by the Company or its subsidiaries for similar plans) for all purposes. From and after the Effective Time, the Parent will and will cause the Surviving Corporation and its subsidiaries to (i) cause any pre-existing condition or limitation and any eligibility waiting periods (to the extent such conditions, limitations or waiting periods did not apply to the employees of the Company under the Company's existing benefit plans) under any group health plans of the Lukoil Entities or any of their respective subsidiaries to be waived with respect to employees of the Company and its subsidiaries and their eligible dependents, and (ii) give each employee of the Company and its subsidiaries credit for the plan year in which the Effective Time occurs toward applicable deductibles and annual out-of-pocket limits for expenses incurred prior to the Effective Time (or such later date on which participation commences) during the applicable plan year.

     The Company established a leveraged Employee Stock Ownership Plan (the "ESOP") in 1997 that purchased 671,298 newly issued Shares from the Company using the proceeds of a loan made by the Company to the ESOP (the "ESOP Loan"). The Merger Agreement provides that immediately following any disposition of Shares pursuant to the Offer or the Merger, the Company will cause the ESOP trust to prepay the ESOP Loan to the maximum extent possible, and the Company will forgive any remaining balances outstanding under such loan. After the Merger has been completed, Parent will cause the Surviving Corporation to make contributions to the Retirement and Profit Sharing Plan in an amount equal to the amounts it would have contributed to the ESOP. The trustee of the ESOP tendered 667,065 Shares subject to the ESOP in the Offer.

     Directors' and Officers' Insurance and Indemnification. The Merger Agreement provides that for a period of six years after the Effective Time, the Surviving Corporation will cause to be maintained in effect the provisions with respect to indemnification, exculpation and advancement of expenses set forth in the articles of incorporation and bylaws of the Company and its subsidiaries and in any agreements disclosed to the Purchaser as in effect on the date of the Merger Agreement.

     In accordance with the Merger Agreement, the Company has purchased policies or extensions of current policies of directors' and officers' liability insurance (a) providing at least the same coverage and amounts and containing terms and conditions which are, in the aggregate, materially no less advantageous to the insured as those policies currently maintained by the Company as disclosed to Parent on the date of the Merger Agreement, (b) which shall not result in any gaps or lapses in coverage with respect to matters occurring prior to the date on which the Shares are accepted for payment pursuant to the Offer, and (c) providing coverage for a six-year period after the Effective Time with respect to claims arising from acts, facts, errors, omissions or events that occurred on or before the date on which the Shares are accepted for payment pursuant to the Offer, including, without limitation, in respect of the transactions contemplated by the Merger Agreement. The Merger Agreement also provides that Parent will and will cause the Surviving Corporation to maintain such policies in full force and effect, and continue to honor the Company's obligations under such policies for the six-year period commencing on the Effective Time. Notwithstanding the foregoing, the Surviving Corporation will not be liable for any settlement effected without its written consent.

     Any member of the Company's Board of Directors who intentionally fails to timely resign from the Company's Board of Directors pursuant to the Merger Agreement, or who subsequently revokes such resignation, will not be eligible for the benefits provided for above.

     Public Announcements. The Merger Agreement provides that the Company and Parent will use all reasonable best efforts to develop a joint communications plan and each party shall use all reasonable best efforts (i) to ensure that all press releases and other public statements with respect to the transactions contemplated hereby will be consistent with such joint communications plan and
(ii) unless otherwise required by applicable law or by obligations pursuant to any listing agreement with or rules of any securities exchange, to consult with each other before issuing any press release or otherwise making any public statement with respect to the Merger Agreement or the transactions contemplated thereby.

     Conditions to the Merger. The Merger Agreement provides that the respective obligation of each party to effect the Merger is subject to the satisfaction or written waiver on or prior to the Effective Time, of the following conditions:
(i) the Company will have obtained all approvals of stockholders of the Company necessary to approve the Merger Agreement and the Merger, (ii) the waiting period (and any extension thereof) applicable to the Merger under the HSR Act will have been terminated or will have expired, (iii) no temporary restraining order, preliminary or permanent injunction or other order issued by a court or other governmental authority of competent jurisdiction or other legal restraint or prohibition will be in effect making the Merger illegal or otherwise prohibiting consummation of the Merger if such restriction is not in effect due to the lack of cooperation of one of the parties to the Merger Agreement, (iv) all required consents and all other authorizations, consents, orders and approvals of, and declarations and filing with, and all expirations of waiting periods imposed by any governmental authority which would reasonably be expected to have a Material Adverse Effect on the Company or delay the ability of the Company, Parent or the Purchaser to consummate the transactions contemplated by the Merger Agreement will have been obtained, waived, declared or filed or have occurred, as the case may be, and shall be in full force and effect, and (v) the Purchaser shall have purchased all Shares duly tendered and not withdrawn. The conditions set forth in clauses (ii), (iv) and (v) above have been satisfied and the Company is not aware of the occurrence of any events described in clause
(iii) above.

     Termination and Fees. The Merger Agreement may be terminated at any time prior to the Effective Time, whether before or after approval of the Merger Agreement by the stockholders of the Company:

     (a) By mutual written consent of Parent and the Company by action of their respective boards of directors; or

     (b) By the Company or Parent if any governmental entity has issued an order, decree or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by the Merger Agreement, and such order, decree, ruling or other action has become final and nonappealable; or

     (c) By Parent if any approval by the stockholders of the Company required for the consummation of the Merger or the other transactions contemplated by the Merger Agreement has not been obtained at the Company stockholders meeting or any adjournment thereof by reason of the failure to obtain the required vote at a duly held meeting of stockholders or at any adjournment thereof.

     The Merger Agreement provides that, in the event of termination of the Merger Agreement by either Parent, the Purchaser or the Company pursuant to the provisions described above, the Merger Agreement will become void and have no effect and there will be no liability or obligation thereunder on the part of Parent, the Purchaser or the Company, except that (i) certain provisions, including fees and expenses, governing law, confidentiality and specific enforcement, will survive termination, and (ii) no party will be relieved of liability for any willful breach of the Merger Agreement.

     Confidentiality. Except as required by law, each of the Lukoil Entities agreed to keep all information provided by the Company, other than information generally available to the public or information available to the Lukoil Entities on a nonconfidential basis prior to its disclosure by the Company, confidential and not to disclose the information to anyone, other than those actively participating in the Merger. The Lukoil Entities also have agreed not to use the confidential information other than in connection with the Merger and not to disclose any information about the Merger to anyone not involved with the Merger. If the Lukoil Entities are requested pursuant to, or required by, legal process to disclose any confidential information concerning the Company or the Merger, they agree to promptly notify the Company of such request or disclosure and use their reasonable best efforts to ensure the disclosed information will be accorded confidential treatment. The Lukoil Entities are also permitted to make general solicitations of employment not specifically directed towards employees of the Company or its subsidiaries.

     In addition, the Lukoil Entities will not solicit for employment or employ any management level person who is employed by the Company or any of its Subsidiaries and is identified in writing by a Lukoil Entity in connection with the Lukoil Entities' evaluation or consummation of the Merger. However, the Lukoil Entities are allowed to employ any individual who contacts a Lukoil Entity on his own without solicitation by a Lukoil Entity.

     The confidentiality and non-solicitation agreements will terminate upon the consummation of the Merger.

     Support Agreements

     Parent and the Purchaser entered into separate support agreements (collectively, the "Support Agreements") with each of Leo Liebowitz, Milton Cooper, Howard Safenowitz, and certain of their affiliates (collectively, the "Principal Stockholders"). Pursuant to the Support Agreements, the Principal Stockholders agreed to tender, as soon as practicable after commencement of the Offer but in no event later than 10 business days after the commencement of the Offer, certain beneficially owned Shares ( the "Tender Shares"). The Principal Stockholders agreed not to withdraw such shares except following termination of the Merger Agreement or the Offer.

     The Principal Stockholders tendered their Tender Shares pursuant to the Support Agreements and the Purchaser accepted such Shares for payment shortly after 12:00 midnight on December 8, 2000.

Certain United States Federal Income Tax Consequences

     The following summarizes the material United States federal income tax consequences of the Merger to stockholders. This discussion is based on current law, which is subject to change at any time, possibly with retroactive effect. This summary only applies to a stockholder who is a United States person for federal income tax purposes who holds Shares as a capital asset. This summary does not deal with the tax consequences of the Merger to special classes of stockholders, such as insurance companies, tax-exempt organizations, financial institutions, dealers in securities, non-United States persons, persons who acquired the Shares pursuant to an exercise of employee stock options or rights or otherwise as compensation, persons who hold Shares as part of a position in a "straddle" or as part of a "hedging" or "conversion" transaction for United States federal income tax purposes, and persons with a "functional currency" other than the United States dollar. Further this summary does not address the tax consequences of the Merger under applicable state, local or foreign laws. Each stockholder should consult with his or her own tax advisor about the tax consequences of the Merger in light of his or her particular circumstances, including the application of any state, local or foreign law.

     The receipt of cash in exchange for Shares pursuant to the Merger will be a fully taxable transaction for federal income tax purposes. A stockholder will generally recognize gain or loss for federal income tax purposes in an amount equal to the difference between the sum of the amount of cash received in the Merger and such stockholder's adjusted tax basis in his or her Shares exchanged therefor.

     The gain or loss recognized on the exchange of Shares for cash will be capital gain or loss; such capital gain or loss will be a long-term capital gain or loss if the stockholder has held the stock for more than one year as of the date of exchange. There are certain limitations on the deductibility of capital losses.

     A United States stockholder may be subject, under certain circumstances, to backup withholding at a rate of 31% with respect to the cash received in exchange for Shares in the Merger, unless such stockholder provides proof of an applicable exemption or a correct taxpayer identification number, and otherwise complies with applicable requirements of the backup withholding rules. Any amounts required to be withheld under the backup withholding rules are not an additional tax and may be refunded or credited against the stockholder's federal income tax liability if the required information is furnished to the Internal Revenue Service.



                       INFORMATION CONCERNING THE COMPANY

The Company

     Getty Petroleum Marketing Inc. is a Maryland corporation. The address of the Company's principal executive offices is 125 Jericho Turnpike, Jericho, New York 11753. The telephone number of the Company at such offices is (516) 338-6000.

     The Company is one of the nation's largest independent marketers of petroleum products. It serves retail and wholesale customers through a distribution and marketing network of approximately 1,300 Getty(R) and other branded retail outlets located in 13 Northeastern and Middle-Atlantic states. The Company stores and distributes petroleum products from nine proprietary distribution terminals and bulk plants and 30 through-put and exchange terminals. The Company purchases gasoline, fuel oil and related petroleum products from a number of Northeast and Middle-Atlantic suppliers. These products are delivered by cargo ship, barge, pipeline and truck to the Company's distribution terminals and bulk plants located in its marketing region. Through the Company's proprietary truck transportation fleet and distribution network, it sells and distributes products throughout a 13 state marketing region. Most of the retail outlets are held under long-term leases or subleases with Getty Properties. The Company also sells, on a wholesale basis, gasoline, fuel oil, diesel fuel and kerosene from distribution terminals and bulk plants in truckload and barge quantities, and sells fuel oil, kerosene, propane and oil burner and related services to residential, commercial and governmental customers in New York's Mid-Hudson Valley.

     The Company is subject to the information and reporting requirements of the Exchange Act and, in accordance therewith, is required to file reports and other information with the Commission relating to its business, financial condition and other matters. Certain information as of particular dates, concerning the Company's directors and officers, their remuneration, stock options granted to them, the principal holders of the Company's securities, any material interests of such persons in transactions with the Company and other matters is required to be disclosed in proxy statements distributed to the Company's stockholders and filed with the Commission. These reports, proxy statements and other information should be available for inspection at the public reference facilities of the Commission located in Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549, and also should be available for inspection and copying at prescribed rates at regional offices of the Commission located at Seven World Trade Center, New York, New York 10048 and Northwestern Atrium Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60661. Copies of this material may also be obtained by mail, upon payment of the Commission's customary fees, from the Commission's principal office at 450 Fifth Street, N.W., Washington, D.C. 20549. Electronic filings filed through the Commission's Electronic Data Gathering, Analysis and Retrieval system ("EDGAR"), including those made by or in respect of the Company, are publicly available through the Commission's home page on the Internet at http://www.sec.gov. Such information should also be available for inspection at the library of the NYSE, 20 Broad Street, New York, New York 10005.

Directors and Executive Officers of the Company

General

     The Board is currently comprised of five members. Pursuant to the Bylaws, directors are elected annually. All directors of the Company hold office until the election and qualification of their successors.

Designees

     Pursuant to the Merger Agreement, promptly upon the acceptance for payment of, and payment by the Purchaser in accordance with the Offer for Shares representing not less than a majority of the outstanding Shares pursuant to the Offer, the Purchaser was entitled to designate the number of members of the Board such that its percentage of designees on the Board equals the percentage of Shares it beneficially owns (rounded up to the nearest whole number); provided, however, that until the effective date of the Merger, there shall be at least two directors of the Company who are directors of the Company as of November 2, 2000 and are Independent, as defined in the Merger Agreement.

     On December 13, 2000, the Purchaser requested that four directors resign from the Board. Matthew J. Chanin, Leo Liebowitz, Howard Safenowitz and Howard Silverman resigned from the Board on that date and Vadim Gluzman and Ralif R. Safin were appointed to serve as directors of the Company until their successors are duly qualified and appointed or elected. Messrs. Hall and Montag have remained on the Board pursuant to the Merger Agreement to ensure compliance with applicable provisions of the Merger Agreement. The Board established a special merger committee and delegated to such committee all power and authority of the Board to authorize and direct the taking of all actions to consummate the Merger, except to the extent that the MGCL or the Merger Agreement prohibits such delegation of authority. The Board appointed Messrs. Gluzman and Safin to serve as members of the special merger committee. Subsequently, the Board duly appointed Sergey P. Kukura to serve as a director of the Company.

Directors of the Company

     Set forth below, for each director of the Company, is information regarding their age as of December __, 2000, position(s) with the Company, the period they have served as a director, any family relationship with any other director or executive officer of the Company, the directorships currently held by them in corporations whose shares are publicly registered and their principal occupations and employment during the past five years.


Name                                                   Age                 Position                 Director Since
----                                                   ---                 --------                 --------------
Vadim Gluzman...........................................38       Chairman of the Board,          December 2000
                                                                 Secretary and sole director
                                                                 of Lukoil Americas
                                                                 Corporation and Mikecon
                                                                 Corp. since the formation of
                                                                 the companies in 2000.  He
                                                                 has also served as President
                                                                 of Lukoil Americas L.L.C.
                                                                 since 1997.

Ronald E. Hall..........................................68       Director and former Chairman    December 1996
                                                                 of the Board of Howell Corp.
                                                                 since 1995. Prior thereto,
                                                                 Mr. Hall was President and
                                                                 Chief Executive Officer of
                                                                 CITGO Petroleum Corp. for
                                                                 more than five years.

Sergey P. Kukura........................................48       First-Vice President of         December 2000
                                                                 LUKOIL.  Mr. Kukura has also
                                                                 served as a director of
                                                                 LUKOIL since 1995 and a
                                                                 member of the LUKOIL
                                                                 management committee since
                                                                 1993.

                                                 32

Richard E. Montag.......................................68       Real.Estate Investment          December 1996
                                                                 Consultant, formerly Vice
                                                                 President of Real Estate
                                                                 Development, The Richard E.
                                                                 Jacobs Group, for more than
                                                                 five years until 1998.

Ralif Rafilovich Safin..................................46       Director and First Vice         December 2000
                                                                 President of LUKOIL.  He
                                                                 also serves a Vice President
                                                                 of Langepasuraikogalymneft
                                                                 oil consortium in Moscow.
                                                                 Prior to that, Mr. Safin
                                                                 served as chief engineer of
                                                                 Kogalymneftegas production
                                                                 consortium.


Executive Officers of the Company

     Set forth below, for each officer of the Company, is information regarding their age as of December __, 2000, position(s) with the Company, the period they have served as an officer and any family relationship with any other director or executive officer of the Company.


Name                                                    Age                 Position                 Officer Since
----                                                    ---                 --------                 -------------

Leo Liebowitz*..........................................73       Chairman of the Board, Chief            1997
                                                                 Executive Officer and Director
Vincent J. DeLaurentis..................................50       President and Chief Operating           1997
                                                                 Officer
A.R. Charnes............................................56       Vice.President of Marketing             1998
Michael K. Hantman......................................49       Vice.President and Corporate            1997
                                                                 Controller
Samuel M. Jones.........................................64       Vice.President, Corporate               1997
                                                                 Secretary and General Counsel

     * Resigned as of December 13, 2000.

     Mr. Liebowitz was Chairman and Chief Executive Officer and a director of the Company from March 21, 1997 until his resignation on December 13, 2000. He is also President and Chief Executive Officer and a director of Getty Realty, which positions he has held since 1971. He is also a director of the Regional Banking Advisory Board of Chase Banking Corp.

     Mr. DeLaurentis joined the Company as President in August 1997 and assumed the additional position of Chief Operating Officer in June 1998. Prior thereto, Mr. DeLaurentis had been President of Interactive Marketing Ventures, a Safeguard Scientifics partnership company. Until 1996, he was the Vice President and General manager of Sunoco's Northeast Marketing Region for Sun Company, Inc. During his eight years there, he served in various management roles including Vice President of Marketing, A plus Franchise Manager and Division Manager. His prior experience was with Atlantic Refining and Marketing and ARCO.

     Mr. Charnes has been Vice President of Marketing of the Company, since September 1998. Prior thereto, he was General Manager of Marketing since February 1998. He joined Getty Realty in 1988 as a Regional Manager and continued in this capacity for the Company effective as of March 21, 1997. Prior to joining Getty Realty, he held various management positions with Marathon Oil Company, which he joined in 1966.

     Mr. Hantman has been Vice President and Corporate Controller of the Company since March 21, 1997. Prior thereto, he was Vice President and Corporate
Controller of Getty Realty. He joined Getty Realty in 1985 as Corporate Controller. Prior to joining Getty Realty, he was a Principal of Arthur Young & Company, an international accounting firm.

     Mr. Jones has been Vice President, Corporate Secretary and General Counsel of the Company since March 21, 1997. Prior thereto, he was Vice President, Corporate Secretary and General Counsel of Getty Realty. He joined Getty Realty in 1985 as Vice President and General Counsel and assumed the additional position of corporate secretary in 1994. Prior to joining Getty Realty, he was a Senior Attorney with Texaco Inc.

      OWNERSHIP OF SHARES BY DIRECTORS, OFFICERS AND PRINCIPAL STOCKHOLDERS


     The following table sets forth the beneficial ownership of Shares based on beneficial ownership as of December __, 2000, of (1) each person who is a beneficial owner of more than five percent (5%) of the Shares, (2) each director of the Company for the last fiscal year, (3) the named executive officers, and
(4) all directors and executive officers as a group.


                                                                 Shares of Common Stock              Percent of
Name                                                               Beneficially Owned                   Class
----                                                             ----------------------              -----------

Mikecon Corp.(1)......................................................10,080,665                           71.83
   540 Madison Avenue, 37th Floor
   New York, New York 10022

Dimensional Fund Advisors Inc.(2) .....................................1,004,706                            7.16
   1299 Ocean Avenue, 11th Floor
   Santa Monica, California 90401

Vadim Gluzman(3).......................................................        0                            0
   Director

Ralif Rafilovich Safin.................................................        0                            0
   Director

Sergey P. Kukura.......................................................        0                            0
   Director

Richard E. Montag(4)...................................................        0                            0
   Director

Ronald E. Hall(5)......................................................        0                            0
   Director

Leo Liebowitz(6).......................................................        0                            0
   Former Director, Chairman of the Board and Chief
   Executive Officer

Matthew J. Chanin(7)...................................................        0                            0
   Former Director

Howard Safenowitz(8)...................................................        0                            0
   Former Director

Howard Silverman(9)....................................................        0                            0
   Former Director

Vincent J. DeLaurentis(10).............................................        0                            0
   President and Chief Operating Officer

A.R. Charnes(11).......................................................        0                            0
   Vice President of Marketing

Michael K. Hantman(12).................................................        0                            0
   Vice President and Corporate Controller

Samuel M. Jones(13)....................................................        0                            0
   Vice President, Corporate Secretary and General Counsel

Directors and Executive Officers as a group (9 persons)(14)............
                                                                               0                            0


---------------------

* Total Shares beneficially owned constitute less than one percent of the outstanding Shares.

(1) Mikecon Corp. is the direct wholly owned subsidiary of Lukoil Americas Corporation and an indirect wholly owned subsidiary of OAO LUKOIL.
(2)  Based on representations made by such stockholder to the Company.
(3) Mr. Gluzman is the sole director, Chairman of the Board and Secretary of both Mikecon Corp. and Lukoil Americas Corporation.
(4) Excludes 7,500 Shares subject to options that will be cancelled in connection with the Merger.
(5) Excludes 7,500 Shares subject to options that will be cancelled in connection with the Merger.
(6) Mr. Liebowitz resigned as Chairman of the Board and Chief Executive Officer on December 13, 2000.
(7) Excludes 7,500 Shares subject to options that will be cancelled in connection with the Merger. Mr. Chanin resigned as a director of the Company on December 13, 2000.
(8) Excludes 10,000 Shares subject to options that will be cancelled in connection with the Merger. Mr. Safenowitz resigned as a director of the Company on December 13, 2000.
(9) Excludes 10,000 Shares subject to options that will be cancelled in connection with the Merger. Mr. Silverman resigned as a director of the Company on December 13, 2000.
(10) Excludes 75,000 Shares subject to options that will be cancelled in connection with the Merger.
(11) Excludes 22,500 Shares subject to options that will be cancelled in connection with the Merger.
(12) Excludes 72,500 Shares subject to options that will be cancelled in connection with the Merger.
(13) Excludes 76,500 Shares subject to options that will be cancelled in connection with the Merger.
(14) Excludes 261,500 Shares subject to options that will be cancelled in connection with the Merger. See notes (4), (5), (10), (11), (12) and (13) above.

                   Information Concerning the Lukoil Entities

The Lukoil Entities

     LUKOIL is Russia's largest vertically integrated oil company, specializing in oil and gas exploration and production, refining, sales of crude oil products and transportation. LUKOIL's coverage includes 40 regions in Russia and 25 other countries of the world. LUKOIL has more than 120,000 employees. As of January 1, 2000, the proven reserves of oil and gas condensate available to LUKOIL amounted to 13.5 billion barrels. Over 60% of these reserves are concentrated in Western Siberia, Russia, another 30% in the European part of Russia and the remainder outside of Russia. LUKOIL's subsidiaries and dependent companies produced a total of 75.6 million tons of crude, which was approximately 24% of Russia's total oil production in 1999. LUKOIL accounted for 12% of Russia's total oil refining operation in 1999 and exported a total of 30.5 million tons of crude in 1999. The LUKOIL retail trade network includes over 1,000 gas stations. As of October 25, 2000, LUKOIL's market capitalization was more than $10.5 billion. The principal business address of LUKOIL is 11 Sretensky Boulevard, Moscow 101000 Russia, and the telephone number of such office is 011 (7095) 927-4444.

     The Purchaser is a newly formed Delaware corporation and a wholly owned subsidiary of Parent. The Purchaser has not conducted any business other than in connection with the Offer and the Merger Agreement. All of the issued and outstanding shares of capital stock of the Purchaser are beneficially owned by Parent. The principal address of the Purchaser is 540 Madison Avenue, New York, New York 10022, and the telephone number of such office is (212) 421-4141.

     Parent is a newly formed Delaware corporation and the indirect who1ly owned subsidiary of LUKOIL. The Parent has not conducted any business other than in connection with the Offer and the Merger Agreement. The principal business address of Parent is 540 Madison Avenue, New York, New York 10022 and the telephone number of such office is (212) 421-4141.

     LUKOIL owns all of the outstanding interests in Parent through a number of intermediate holding companies. These include Lukoil International, an Austrian corporation which holds, through an intermediate company, all of the issued and outstanding limited liability company interests of Lukoil Americas L.L.C., a Delaware limited liability company, which holds all of the issued and outstanding shares of common stock of Parent. Each of Lukoil International and Lukoil Americas L.L.C. are holding companies with no operations other than the administration of the respective security interests that each holds. The principal address of Lukoil International is 11 Sretensky Boulevard, Moscow 101000, Russia, and the telephone number of such office is 011 (7095) 927-4444. The principal address of Lukoil Americas L.L.C. is 540 Madison Avenue, New York, New York 10022, and the telephone number of such office is (212) 421-4141.

Financing the Merger

     There are no financing conditions to the Merger. Parent made a capital contribution to the Purchaser in an amount sufficient to purchase all of the shares of common stock of the Company that were tendered in the Offer and that will be converted and paid for in the Merger. Parent has obtained such funds from equity contributions and inter-company borrowings from direct and indirect wholly owned subsidiaries of LUKOIL. Of the total funds contributed to the Purchaser, Parent has borrowed $56 million from Lukoil Finance Limited, which is an indirect, wholly owned subsidiary of LUKOIL.


                    PROXY SOLICITATION; REVOCATION OF PROXIES

     Proxies are being solicited by and on behalf of the Board of Directors. All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be borne of the Company. In addition to solicitation by use of the mails, proxies may be solicited by directors, officers and employees of the Company in person or by telephone, telegram or other means of communication. Such directors, officers and employees will not be additionally compensated, but may be reimbursed for out-of-pocket expenses, in connection with such solicitation. Arrangements will also be made with custodians, nominees and fiduciaries for forwarding of proxy solicitation material to beneficial owners of Shares held of record by such persons, and the Company may reimburse such custodians, nominees and fiduciaries for reasonable expenses incurred in connection therewith.

     If the Special Meeting is adjourned for any reason, the approval of the Merger Agreement shall be considered and voted upon by stockholders at the subsequent adjourned meeting.

     It is urged that proxies be returned promptly. Therefore, stockholders are urged to fill in, sign and return the accompanying form of proxy in the enclosed envelope.

     You may revoke your proxy at any time prior to its exercise by sending in a proxy bearing a later date, by delivering a written notice of revocation or by attending the Special Meeting in person and casting a ballot or delivering notice of revocation of your proxy.

                                  other matters

     The Board does not know of any other business which may be presented for consideration at the Special Meeting. If any business not described herein should come before the Special Meeting, the persons named in the enclosed proxy will vote on those matters in accordance with their discretion.

                              stockholder proposals

     The Company does not expect to hold another annual meeting of stockholders. There are therefore no deadlines for submitting stockholder proposals at the Company's next annual meeting of stockholders.

                                BY ORDER OF THE BOARD
                                OF DIRECTORS


                                SAMUEL M. JONES
                                Secretary

December __, 2000

                                                                         ANNEX A

     This AGREEMENT AND PLAN OF MERGER, dated as of November 2, 2000 (this "Agreement"), is by and among OAO LUKOIL, a Russian open joint stock company
 ---------
("Parent"),  LUKOIL  International  GmbH, an Austrian  corporation and a direct,
  ------
wholly  owned   subsidiary  of  Parent  ("LUKOIL   Austria"),   LUKOIL  Americas
                                          ----------------
Corporation, a Delaware corporation and an indirect, wholly owned subsidiary of Parent ("LUKOIL Americas"), Mikecon Corp., a Delaware corporation and a direct,
         ---------------
wholly owned  subsidiary of LUKOIL  Americas  ("Merger  Sub" and,  together with
                                                -----------
Parent,  LUKOIL Austria and LUKOIL Americas,  the "LUKOIL Entities"),  and Getty
                                                   ---------------
Petroleum Marketing Inc., a Maryland corporation (the "Company").
                                                       -------

                              W I T N E S S E T H :

     WHEREAS, the respective Boards of Directors of the LUKOIL Entities and the Company have each approved the acquisition of the Company by LUKOIL Americas upon the terms and subject to the conditions of this Agreement;

     WHEREAS, in furtherance of such acquisition, LUKOIL Americas proposes to cause Merger Sub to commence a tender offer (as it may be amended from time to time as permitted under this Agreement, the "Offer") to purchase all of the
                                                  -----
issued and outstanding shares of the common stock, par value $0.01 per share, of the Company ("Company Common Stock") at a price per share of Company Common
                ----------------------
Stock of $5.00 net to the seller in cash (such price, as it may be increased in accordance with the terms of this Agreement, the "Price Per Share") upon the
                                                     ---------------
terms and conditions set forth in this Agreement, including Annex A hereto;
                                                            -------

     WHEREAS, in order to complete such acquisition, the respective Boards of Directors of LUKOIL Americas, Merger Sub and the Company have approved the merger of Merger Sub with and into the Company (the "Merger"), upon the terms
                                                       ------
and subject to the conditions of this Agreement and in accordance with the Maryland General Corporation Law (the "MGCL") and the Delaware General
                                             ----
Corporation Law ("DGCL"),  whereby each issued and outstanding  share of Company
                  ----
Common Stock not owned directly or indirectly by the LUKOIL Entities, the Company or any of their Subsidiaries will be converted into the right to receive the Price Per Share in cash;

     WHEREAS,  the Board of Directors of the Company (the  "Company  Board") has
                                                            --------------
(a) determined that each of this Agreement, the Offer and the Merger are fair to and in the best interests of the Company's stockholders, (b) approved this Agreement and the transactions contemplated hereby, including the Offer and the Merger, and (c) declared the advisability of this Agreement and resolved to recommend that the Company's stockholders accept the Offer, tender their shares of Company Common Stock thereunder and approve this Agreement and the Merger;

     WHEREAS, the LUKOIL Entities and the Company desire to make certain representations, warranties, covenants and agreements in connection with the Offer and the Merger and also to prescribe various conditions to the Offer and the Merger; and

     NOW, THEREFORE, in consideration of the foregoing and the respective representations, warranties, covenants and agreements set forth herein, and intending to be legally bound hereby, the parties hereto agree as follows:

                                   ARTICLE I.
                                THE TENDER OFFER

     1.1  The Offer.

          (a) Provided that this Agreement shall not have been terminated in accordance with Article VII and subject to the conditions of this Agreement, then (i) not later than the first Business Day after execution of this Agreement, LUKOIL Americas and the Company shall issue mutually acceptable public announcements regarding the execution of this Agreement and file such announcement with the Securities and Exchange Commission (the "SEC") under cover
                                                               ---
of Schedule TO and (ii) Merger Sub shall, and LUKOIL Americas shall cause Merger Sub to, as soon as practicable, but in no event later than seven Business Days from and after the date of such announcement, including the date of announcement as the first Business Day in accordance with Rule 14d-2 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), commence (within the
                                         -------------
meaning of Rule 14d-2(a) of the Exchange Act) the Offer to purchase all of the outstanding shares of Company Common Stock (other than as otherwise provided in this Agreement) at the Price Per Share. The initial expiration date of the Offer shall be the twentieth Business Day from and after the date the Offer is commenced, including the date of commencement as the first Business Day in accordance with Rule 14d-2 under the Exchange Act subject to extension as provided herein. The Offer shall be made pursuant to an Offer to Purchase and related Letter of Transmittal in form reasonably satisfactory to the Company and containing terms and conditions consistent with this Agreement. The obligation of Merger Sub to accept for payment and pay for shares of Company Common Stock tendered pursuant to the Offer in accordance with the terms of this Agreement shall be subject only to (x) there being at least that number of shares of Company Common Stock representing a majority of the total issued and outstanding shares of Company Common Stock on a fully diluted basis (the "Minimum Shares")
                                                               ---------------
validly tendered and not withdrawn prior to the expiration of the Offer (the "Minimum Condition") and (y) the satisfaction of the other conditions set forth
 ------------------
in Annex A hereto, any of which conditions may be waived by Merger Sub in its sole discretion; provided, however, that Merger Sub shall not waive the Minimum Condition without the prior written consent of the Company. Each party agrees that no shares of Company Common Stock held by it or any of its Subsidiaries will be tendered to Merger Sub pursuant to the Offer.

          (b) Merger Sub expressly reserves the right to modify the terms of the Offer, except that, without the prior written consent of the Company, Merger Sub will not (i) decrease the Price Per Share payable in the Offer, (ii) decrease the number of shares of Company Common Stock sought pursuant to the Offer or change the form of consideration payable in the Offer, (iii) change or amend the conditions to the Offer set forth in Annex A hereto or impose additional
                                          -------
conditions to the Offer, (iv) change the expiration date of the Offer or (v) otherwise amend or add any term or condition of the Offer in any manner adverse in any material respect to the holders of shares of Company Common Stock; provided, however, that if on any scheduled expiration date of the Offer all
--------   -------
conditions to the Offer have not been satisfied or waived, Merger Sub may, and upon the request of the Company the Merger Sub shall, from time to time extend the expiration date of the Offer for up to 10 additional Business Days for each such extension (but in no event shall Merger Sub extend the expiration date of the Offer beyond January 25, 2001); and provided, further, that Merger Sub may
                                        --------   -------
(x) extend the Offer for any period required by any rule, regulation, interpretation or position of the SEC or staff thereof applicable to the Offer and (y) extend the Offer for any reason not permitted above; provided, however,
                                                             --------   -------
that in no event shall an extension permitted under the foregoing clause (y) exceed, in the aggregate, 10 Business Days or extend the expiration date of the Offer beyond January 25, 2001, and, during any such extension pursuant to clause
(y),  Merger Sub shall  waive all  conditions  of the Offer set forth in Annex A
                                                                         -------
other than (1) the Minimum Condition and (2) the condition in paragraph (b) of Annex A solely to the extent Parent or Merger Sub would violate any statute, rule, regulation, judgment, order or injunction. Assuming the prior satisfaction or waiver of all the conditions to the Offer set forth in Annex A hereto, and subject to the terms and conditions of this Agreement, Merger Sub shall, and the LUKOIL Entities other than Merger Sub shall cause Merger Sub to, accept for payment and pay for, in accordance with the terms of the Offer, all shares of Company Common Stock validly tendered and not withdrawn pursuant to the Offer as soon as permitted under applicable law. The LUKOIL Entities shall provide, or cause to be provided, to Merger Sub, on a timely basis, the funds necessary to purchase any shares of Company Common Stock that Merger Sub becomes obligated to purchase pursuant to the Offer.

          (c) Notwithstanding the foregoing provisions of this Section 1.1, LUKOIL Americas and Merger Sub shall have the right to elect to provide one or more subsequent offering periods of up to an additional twenty (20) Business Days in the aggregate pursuant to Rule 14d-11 of the Exchange Act.

          (d) Merger Sub shall be permitted to assign to any direct or indirect wholly owned subsidiary of LUKOIL Americas formed under the laws of any state or commonwealth of the United States the right to make payment for and accept delivery of all, but not less than all, of the tendered and not properly withdrawn shares of Company Common Stock pursuant to the Offer. In the event of any such election, the parties agree to execute an appropriate amendment to this Agreement in order to reflect such election.

     1.2  SEC Filings.

          (a) As soon as reasonably practicable on the date the Offer is commenced, Merger Sub and LUKOIL Americas shall file with the SEC a Tender Offer Statement on Schedule TO (together with all amendments and supplements thereto, the "Schedule TO") with respect to the Offer. The Schedule TO will contain
      ------------
(including as an exhibit) or incorporate by reference the offer to purchase and forms of the related letter of transmittal (which documents, together with any supplements or amendments thereto, are referred to collectively herein as the "Offer Documents"), and shall also include the notice contemplated by Section
 ----------------
3-106(d)(1) of the MGCL, which shall be mailed to the holders of Company Common Stock with the Offer Documents. The LUKOIL Entities and the Company shall each provide promptly such information as is necessary to the preparation of the Schedule TO and the Offer Documents, including, without limitation, the exhibits and schedules thereto, which the respective party responsible therefor shall reasonably request. The Company and its outside legal counsel shall be given a reasonable opportunity to review and comment upon the Offer Documents and any amendment or supplement thereto prior to the filing thereof with the SEC, and Merger Sub and LUKOIL Americas shall consider any such comments in good faith.
Merger Sub and LUKOIL Americas shall provide to the Company and its outside legal counsel any comments which Merger Sub or LUKOIL Americas or their counsel may receive from the Staff of the SEC with respect to the Offer Documents promptly after receipt thereof and consult in good faith with the Company and its outside legal counsel with respect thereto. Merger Sub and LUKOIL Americas shall promptly correct the Schedule TO and the Offer Documents if and to the extent that they shall have become false or misleading in any material respect (and each of Parent, LUKOIL Austria and the Company, with respect to information supplied by it specifically for use in the Schedule TO or the Offer Documents, shall promptly notify Merger Sub and LUKOIL Americas of any required corrections of such information and shall cooperate with Merger Sub and LUKOIL Americas with respect to correcting such information) and to supplement the Schedule TO or the Offer Documents to include any information that shall become necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and to take all steps necessary to cause the Schedule TO, as so corrected or supplemented, to be filed with the SEC and the Offer Documents, as so corrected or supplemented, to be disseminated to holders of Company Common Stock, in each case to the extent required by applicable federal securities laws.

          (b) The Company shall file with the SEC a Solicitation/Recommendation Statement on Schedule 14D-9 (together with all amendments and supplements thereto, the "Schedule 14D-9") on the date that the LUKOIL Entities file the
                ---------------
Schedule TO with the SEC pursuant to Section 1.2(a). The Schedule 14D-9 will contain the recommendation of the Company Board described in Section 5.1(a), subject to the right of the Company Board to withdraw or modify such recommendation in accordance with the terms of this Agreement. The Company hereby consents to the reference by LUKOIL Americas and Merger Sub to the Company Board's recommendation in the Schedule TO filed pursuant to Section 1.2(a). The LUKOIL Entities and the Company shall each provide promptly such information as is necessary to the preparation of the Schedule 14D-9, including, without limitation, the exhibits and schedules thereto, which the respective party responsible therefor shall reasonably request. Merger Sub, LUKOIL Americas and their outside legal counsel shall be given a reasonable opportunity to review and comment upon the Schedule 14D-9 and any amendment or supplement thereto prior to the filing thereof with the SEC, and the Company shall consider any such comments in good faith. The Company will cooperate with Merger Sub and LUKOIL Americas in mailing or otherwise disseminating the Schedule 14D-9 with the appropriate Offer Documents to the holders of Company Common Stock. The Company agrees to provide to Merger Sub, LUKOIL Americas and their outside legal counsel any comments which the Company or its counsel may receive from the Staff of the SEC with respect to the Schedule 14D-9 promptly after receipt thereof and consult in good faith with Merger Sub, LUKOIL Americas and their outside legal counsel with respect thereto. The Company agrees to promptly correct the
Schedule 14D-9 if and to the extent that it shall have become false or misleading in any material respect (and the LUKOIL Entities, with respect to information supplied by them specifically for use in the Schedule 14D-9, shall promptly notify the Company of any required corrections of such information and shall cooperate with the Company with respect to correcting such information) and to supplement the Schedule 14D-9 to include any information that shall become necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading, and to take all steps necessary to cause the Schedule 14D-9, as so corrected or supplemented, to be filed with the SEC and, as so corrected or supplemented, to be disseminated to holders of Company Common Stock, in each case to the extent required by applicable federal securities laws.

     1.3  Company Action.

          (a) The Company hereby approves of and consents to the Offer and the Merger and represents, warrants and covenants to the LUKOIL Entities that (i) the Company Board (at a meeting duly called and held) has by the unanimous vote of all directors present and voting (A) determined that each of this Agreement, the Offer and the Merger are fair to and in the best interests of the Company's stockholders, (B) approved this Agreement and the transactions contemplated hereby, including the Offer and the Merger, and such approval is sufficient to render the restrictions on "business combinations" (as defined in Section 3-601 of the MGCL) set forth in Section 3-602 of the MGCL inapplicable to this Agreement and the transactions contemplated hereby, including the Offer and the Merger, (C) declared the advisability of this Agreement and resolved to recommend acceptance of the Offer and approval of the Merger by the holders of Company Common Stock and resolved to present the Merger to the stockholders of the Company if so required under the MGCL in order to complete the Merger, and
(D) resolved to elect not to be subject to any "moratorium", "control share acquisition", "business combination", "fair price" or other form of anti-takeover laws and regulations of any jurisdiction that may purport to be applicable to this Agreement or the transactions contemplated hereby, (ii) the Company Board or any committee of the Company Board that administers any of the Company Equity Plans has resolved that the provisions of each Company Equity Plan that cause all Company Options thereunder to be cancelled and converted at the Effective Time shall be given full force and effect and shall not be waived, and the Company Board has further authorized and directed each of the executive officers of the Company to take all actions reasonably necessary or appropriate to ensure that, on and after the Effective Time, there will be no Company Options outstanding that may be exercised for shares of capital stock of the Surviving Corporation, which actions, if requested by LUKOIL Americas, shall include the giving of written notice to holders of Company Options that such Company Options will be cancelled and converted at the Effective Time, (iii) the by-laws of the Company contain provisions opting out of the Maryland Control Share Acquisition Act, and (iv) ING Barings LLC ("ING Barings") has delivered to the Company Board its written opinion dated November 2, 2000, to the effect that, based upon and subject to the matters set forth therein and as of the date thereof, the Merger Consideration to be received by the holders of shares of Company Common Stock pursuant to the Offer and the Merger is fair to such holders from a financial point of view. The Company has been advised that all of its directors and executive officers who own shares of Company Common Stock intend to tender their shares of Company Common Stock pursuant to the Offer.

          (b) Promptly upon execution of this Agreement and in connection with the Offer, the Company shall furnish Merger Sub with such information (including a list of the stockholders of the Company, mailing labels and a list of securities positions, each as of a recent date), and shall thereafter render such additional assistance as Merger Sub may reasonably request in communicating the Offer to the Company's stockholders (including updated lists of stockholders, mailing labels and lists of security positions).

     1.4  Composition of the Company Board.

          (a) Promptly upon the acceptance for payment of, and payment by Merger Sub in accordance with the Offer for, shares of Company Common Stock in accordance with the Offer, Merger Sub shall be entitled to designate such number of members of the Company Board, rounded up to the next whole number, equal to that number of directors which equals the product of the total number of directors on the Company Board (giving effect, if applicable, to (i) the number of newly created directorships if the size of the Company Board is increased pursuant to this Section 1.4(a) and (ii) the number of vacancies if the resignation of any directors is secured pursuant to this Section 1.4(a)) multiplied by the percentage of such number of shares of Company Common Stock then owned beneficially or of record in the aggregate by the LUKOIL Entities of the total issued and outstanding shares of Company Common Stock on a fully diluted basis; provided, however, that until the Effective Time there shall be
                --------   -------
at least two Continuing Directors serving as directors of the Company, and the LUKOIL Entities shall use their reasonable best efforts to ensure that at least two Continuing Directors serve as directors of the Company until the Effective Time. Upon the written request of Merger Sub, the Company shall, on the date of such request, either increase the size of the Company Board or use its reasonable best efforts to secure the resignations of such number of its incumbent directors as is necessary to enable Merger Sub's designees to be so elected or appointed to the Company Board. The Company Board shall take no action from the time that Merger Sub has accepted for payment shares of Company Common Stock in accordance with the Offer until the Company Board has been reconstituted in accordance with this Section 1.4(a), unless otherwise directed by the Merger Sub.

          (b) The Company's obligations under this Section 1.4 shall be subject to Section 14(f) of the Exchange Act and Rule 14f-1 promulgated thereunder. The Company shall promptly take all actions required pursuant to Section 14(f) of the Exchange Act and Rule 14f-1 promulgated thereunder in order to fulfill its obligations under this Section 1.4, and shall include in the Schedule 14D-9 such information with respect to the Company and its officers and directors as is required under Section 14(f) of the Exchange Act and Rule 14f-1 promulgated thereunder. The LUKOIL Entities will supply to the Company in writing and be solely responsible for any information with respect to any of them and their nominees, officers, directors and affiliates as may be required by Section 14(f) of the Exchange Act and Rule 14f-1 promulgated thereunder and applicable rules and regulations.

          (c) After the time that Merger Sub's designees constitute at least a majority of the Company Board and until the Effective Time, any (i) amendment or termination of this Agreement by the Company or (ii) action by the Company with respect to amendments to the Organizational Documents of the Company or this Agreement and the transactions contemplated hereby which in either case materially and adversely affects the interests of the stockholders of the Company, shall require, in addition to any other affirmative vote required under the MGCL, the affirmative vote of not less than a majority of, as determined by the Company Board, either (1) the entire Company Board, which majority shall include the concurrence of all Continuing Directors or (2) to the extent permitted under the MGCL, a committee of the Company Board consisting of only Continuing Directors; provided, however, that if the foregoing provisions of
                        --------   -------
this subsection (c) relating to the concurrence of a majority of Continuing Directors or approval by a committee consisting of Continuing Directors are invalid or incapable of being enforced under applicable law, then none of the LUKOIL Entities shall approve (either in its capacity as a stockholder or as a party to this Agreement, as applicable), and the LUKOIL Entities shall use their reasonable best efforts to prevent the occurrence of, any of the actions referred to in clauses (i) and (ii) above unless such actions shall have received the unanimous approval of the entire Company Board. For purposes of this Section 1.4, the term "Continuing Director" shall mean a director then
                              --------------------
serving, if any, who (x) as of the date hereof and as of the date of determination, is neither an employee or consultant of or holder of greater than a 1% beneficial interest in the Company or Getty Properties Corp. nor a director of Getty Properties Corp. ("Independent") and (y) is a director of the Company
                             -----------
as of the date hereof. If there is more than one Continuing Director and prior to the Effective Time, the number of Continuing Directors is reduced for any reason, the remaining Continuing Director or Directors shall be entitled to designate persons who are Independent to fill such vacancies who shall be deemed Continuing Directors for purposes of this Agreement, and the Company, Merger Sub and LUKOIL Americas shall, upon such designation, cause such designee(s) to be so elected. In the event there is only one Continuing Director and he or she resigns or is removed or if all Continuing Directors resign or are removed, he, she or they, as applicable, shall be entitled to designate his, her or their successors who are Independent, as the case may be, each of whom shall be deemed a Continuing Director for purposes of this Agreement, and the Company, Merger Sub and LUKOIL Americas shall, upon such designation, cause such designee(s) to be so elected. In the event that there are no Continuing Directors able to continue to serve in such capacity due to death or mental incapacity, then a majority of the directors then remaining on the Company Board shall be entitled to designate their successors, each of whom shall be Independent and shall be deemed a Continuing Director for the purposes of this Agreement, and the Company, Merger Sub and LUKOIL Americas shall, upon such designation, cause such designees to be elected or appointed. The Company Board shall not delegate any matter set forth in this Section 1.4 to any committee of the Company Board unless such committee consists only of Continuing Directors.

                                  ARTICLE II.
                                   THE MERGER

     2.1  The Merger.

          Upon the terms and subject to the conditions set forth in this Agreement, and in accordance with the MGCL and the DGCL, as soon as practicable following completion of the Offer, Merger Sub shall be merged with and into the Company. Following the Merger, the separate corporate existence of Merger Sub shall cease, and the Company shall continue as the surviving corporation (the "Surviving Corporation"). At LUKOIL America's election, any direct or indirect
 ----------------------
domestic subsidiary of LUKOIL Americas other than Merger Sub may be merged with and into the Company instead of the Merger Sub. In the event of such an election, the parties agree to execute an appropriate amendment to this Agreement in order to reflect such election.

     2.2  Closing.

          The closing of the Merger (the  "Closing")  will take place as soon as
                                           -------
practicable after satisfaction or waiver (as permitted by this Agreement and applicable law) of all of the conditions (excluding conditions that, by their terms, cannot be satisfied until the Closing Date) set forth in Article VI (the "Closing Date"), unless another time or date is agreed to in writing by the
 -------------
parties hereto. The Closing shall be held at the offices of Latham & Watkins, 885 Third Avenue, New York, New York 10022, unless another place is agreed to in writing by the parties hereto.

     2.3  Effective Time.

          Upon the Closing and after Merger Sub shall have given the notice required, if any, under Section 3-106(d)(1) of the MGCL, LUKOIL Americas shall file or cause to be filed (i) with the State Department of Assessments and Taxation of Maryland (the "SDAT") articles of merger (the "Articles of Merger")
                           ----                             ------------------
and (ii) with the Secretary of State of the State of Delaware a certificate of merger (the "Certificate of Merger") each executed in accordance with the
              ----------------------
relevant provisions of the MGCL and DGCL, and shall make all other filings, recordings or publications required under the MGCL and DGCL in connection with the Merger. The Merger shall become effective at such time as the Articles of Merger are duly filed with, and accepted for record by, the SDAT and the Certificate of Merger is duly filed with, and accepted for record by, the Secretary of State of the State of Delaware, or at such time as the parties may agree and specify in the Articles of Merger and the Certificate of Merger (the time the Merger becomes effective being herein referred to as the "Effective
                                                                       ---------
Time").
----

     2.4  Effects of the Merger.

          At and after the Effective Time, the Merger will have the effects set forth in Section 3-114 of the MGCL and Section 259(a) of the DGCL.

     2.5  Charter.

          At the Effective Time, the charter of the Company as in effect immediately prior to the Effective Time shall be the charter of the Surviving Corporation, until duly amended as provided therein or by applicable law.

     2.6  Bylaws.

          At the Effective Time and without any further action on the part of the Company or Merger Sub, the bylaws of the Company shall be amended in their entirety to read as the bylaws of Merger Sub read as in effect immediately prior to the Effective Time and, as so amended, shall be the bylaws of the Surviving Corporation until thereafter changed or amended as provided therein or by applicable law.

     2.7  Officers and Directors.

          Immediately prior to the Effective Time, each Continuing Director shall resign as a Company director effective as of the Effective Time. The officers of the Company immediately prior to the Effective Time shall be the officers of the Surviving Corporation, until the earlier of their resignation or removal or otherwise ceasing to be an officer or until their respective successors are duly elected and qualified, as the case may be.

     2.8  Effect on Stock.

          As of the Effective Time, by virtue of the Merger and without any action on the part of the LUKOIL Entities, the Company or the holder of any shares of Company Common Stock or any shares of stock of Merger Sub:

          (a) Stock of Merger Sub. Each issued and outstanding share of stock of
              -------------------
Merger Sub shall be converted into and become 200,000 fully paid and nonassessable shares of common stock, par value $0.01 per share, of the Surviving Corporation ("Surviving Corporation Common Stock"). Each certificate
                         -----------------------------------
that prior to the Effective Time represented one (1) or more shares of stock of Merger Sub shall thereafter represent that number of shares of Surviving Corporation Common Stock into which the shares of stock of Merger Sub theretofore represented by such certificate shall have been converted; provided,
                                                                       --------
however,  that each record holder of a certificate or certificates that prior to
-------
the Effective Time represented one (1) or more shares of stock of Merger Sub shall receive, upon surrender of such certificate or certificates, a new certificate or certificates representing the number of shares of Surviving Corporation Common Stock to which such record holder shall be entitled pursuant to the foregoing conversion.

          (b)   Cancellation   of  Certain   Company  Common  Stock  and  LUKOIL
                ----------------------------------------------------------------
Entity-Owned  Stock.  Each  share of Company  Common  Stock that is owned by the
-------------------
Company, any wholly owned Subsidiary of the Company or by the LUKOIL Entities or any other wholly owned Subsidiary of a LUKOIL Entity shall automatically be cancelled and shall cease to be outstanding, and no Merger Consideration shall be delivered in exchange therefor.

          (c)  Conversion of Company  Common Stock.  At the Effective  Time each
               -----------------------------------
issued and outstanding share of Company Common Stock (other than shares of Company Common Stock to be cancelled in accordance with Section 2.8(b) or shares of Company Common Stock for which appraisal rights have been properly asserted in accordance with Section 2.9(h)) shall be converted into the right to receive $5.00 in cash, without interest (the "Merger Consideration"). As of the
                                            ---------------------
Effective  Time,  all  shares  of  Company  Common  Stock  shall  no  longer  be outstanding and shall automatically be retired and shall cease to be outstanding, and each holder of a certificate representing any such shares of Company Common Stock shall cease to have any rights with respect thereto, except the right to receive, upon the surrender of such certificates, the Merger Consideration.

          (d)  Stock  Options.   At  the  Effective  Time,  each  unexpired  and
               --------------
unexercised outstanding option, whether or not then vested or exercisable in accordance with its terms, to purchase shares of Company Common Stock (the "Company Options") previously granted by the Company or its Subsidiaries under
 ----------------
any plan,  agreement or arrangement  (collectively,  the "Company Equity Plans")
                                                          --------------------
shall be cancelled and shall be automatically converted into the right to receive from LUKOIL Americas, at the Effective Time, cash in an amount equal to the product of (i) the Merger Consideration minus the exercise price per share under such Company Option, times (ii) the number of shares of Company Common Stock which may be purchased upon exercise of such Company Option (whether or not then exercisable or vested), less any required withholding, and thereupon each Company Option shall terminate and each holder thereof shall have no further rights to any Company Common Stock with respect thereto. Prior to the consummation of the Offer, the Company Board or any appropriate committee thereof shall resolve to give effect to the provisions of this Section 2.8(d) and, if necessary, the Company shall amend the terms of any Company Equity Plan to effectuate such resolution and shall not modify or amend such resolution or amendment, as the case may be, without the approval of LUKOIL Americas, which such approval shall not be unreasonably withheld.

     2.9  Surrender and Payment.

          (a) Exchange Agent. Prior to the Effective Time, LUKOIL Americas shall
              --------------
designate a bank or trust company reasonably acceptable to the Company to act as agent (the "Exchange Agent") for the holders of shares of Company Common Stock
             ---------------
and Company Options in connection with the Merger and the payment of the Merger Consideration to which holders of shares of Company Common Stock shall become entitled pursuant to Section 2.8. Prior to the filing of the Articles of Merger with the SDAT, Merger Sub or LUKOIL Americas shall deposit with the Exchange Agent cash in an aggregate amount equal to the product of (i) the number of shares of Company Common Stock issued and outstanding (and not to be retired pursuant to Section 2.8(b)) immediately prior to the Effective Time, multiplied by (ii) the Merger Consideration (plus an additional amount as required to cash out Company Options pursuant to Section 2.8(d)). The deposit made by Merger Sub or LUKOIL Americas pursuant to the preceding sentence is hereinafter referred to as the "Payment Fund." The Exchange Agent shall cause the Payment Fund to be (i)
        ------------
held for the benefit of the holders of Company Common Stock and (ii) promptly applied to making the payments provided for in Section 2.8(c). The Payment Fund shall not be used for any purpose that is not provided for herein.

          (b) Exchange Procedures.  As soon as reasonably  practicable after the
              -------------------
Effective Time, the Exchange Agent shall provide to each holder of record of a certificate or certificates or other instrument or instruments (the "Certificates") which immediately prior to the Effective Time represented issued
 ------------
and outstanding shares of Company Common Stock (other than shares to be retired in accordance with Section 2.8(b)), (i) a letter of transmittal (which shall be upon customary terms and may specify that delivery shall be effected, and risk of loss and title to the Certificates shall pass, only upon delivery of the Certificates to the Exchange Agent) and (ii) instructions for use in effecting the surrender of the Certificates in exchange for the Merger Consideration. Upon surrender of a Certificate for cancellation to the Exchange Agent, together with such letter of transmittal, duly executed in accordance with the letter of transmittal and the instructions thereto, and such other documents as may reasonably be required by the Exchange Agent, the Exchange Agent shall pay the holder of such Certificate the Merger Consideration in respect of such Certificate, and the Certificate so surrendered shall forthwith be retired and shall cease to exist. If any portion of the Merger Consideration is to be paid to a Person other than the registered holder of the shares of Company Common Stock represented by the Certificate or Certificates surrendered in exchange therefor, it shall be a condition to such payment that the Certificate or Certificates so surrendered shall be properly endorsed or otherwise be in proper form for transfer and that the Person requesting such payment shall pay to the Exchange Agent any transfer or other taxes required as a result of such payment to a Person other than the registered holder of such shares or establish to the satisfaction of the Exchange Agent that such tax has been paid or is not payable. Until surrendered as contemplated by this Section 2.9, each Certificate (other than Certificates representing Dissenting Shares or shares of Company Common Stock to be retired pursuant to Section 2.8(b)) shall be deemed at any time after the Effective Time to represent only the right to receive the Merger Consideration (without interest) upon such surrender.

          (c) No Further  Ownership  Rights in Company Common Stock.  All Merger
              -----------------------------------------------------
Consideration paid upon the surrender for exchange of Certificates in accordance with the terms of this Article II shall be deemed to have been paid in full satisfaction of all rights pertaining to the shares of Company Common Stock theretofore represented by such Certificates. At and after the Effective Time, there shall be no further registration of transfers on the stock transfer books of the Surviving Corporation of shares of Company Common Stock. If, after the Effective Time, Certificates are presented to the Surviving Corporation or the Exchange Agent for any reason, they shall be canceled and exchanged as provided in this Article II, except as otherwise provided by law.

          (d) Unclaimed Funds. Any portion of the Payment Fund made available to
              ---------------
the Exchange Agent pursuant to Section 2.9(a) that remains unclaimed by holders of Certificates for 180 days after the Effective Time of the Merger shall be delivered to LUKOIL Americas, upon demand, and any holders of Certificates who have not theretofore complied with this Article II shall thereafter look only to LUKOIL Americas for payment of the Merger Consideration.

          (e) No Liability. None of the LUKOIL Entities, the Company,  Surviving
              ------------
Corporation or the Exchange Agent shall be liable to any Person in respect of any Merger Consideration delivered to a public official pursuant to any applicable abandoned property, escheat or similar law. Subject to applicable law and public policy, if any Certificates shall not have been surrendered immediately prior to such date on which any Merger Consideration in respect of such Certificate would otherwise escheat to or become the property of any Governmental Entity, any amounts payable in respect of such Certificate shall, to the extent permitted by applicable law and public policy, become the property of the Surviving Corporation, free and clear of all claims or interest of any person previously entitled thereto.

          (f)  Investment  of Funds.  The Payment  Fund shall be invested by the
               --------------------
Exchange Agent in (i) marketable direct obligations issued or unconditionally guaranteed by the United States of America or any agency thereof maturing within one year from the date of acquisition thereof, (ii) commercial paper maturing no more than one year from the date of creation thereof and currently having at least A-1 or B-1 rating from Standard & Poor's Ratings Group or Moody's Investors Service, Inc., respectively, (iii) certificates of deposit maturing no more than one year from the date of creation thereof issued by commercial banks incorporated under the laws of the United States of America, each having combined capital, surplus and undivided profits of not less than $1,000,000,000 and having a senior unsecured rating of "A" or better by a nationally recognized rating agency (an "A Rated Bank"), (iv) time deposits maturing no more than 30
                   ------------
days from the date of creation thereof with A Rated Banks, (v) money market accounts and (vi) mutual funds or money market funds that invest solely in one or more of the investments described in clauses (i) through (v) above. All earnings thereon shall inure to the benefit of LUKOIL Americas. If for any reason (including losses) the Payment Fund is inadequate to pay the amounts to which holders of Company Common Stock shall be entitled under this Article II, LUKOIL Americas and the Surviving Corporation shall in any event be liable for payment thereof.

          (g) Lost  Certificates.  In the event that any Certificate  shall have
              ------------------
been lost, stolen or destroyed, upon the making of an affidavit of that fact by the Person claiming such Certificate to be lost, stolen or destroyed before the Company has notice that the Certificate has been acquired by a protected purchaser (as that term is defined in Section 8-303 of the Maryland Uniform Commercial Code), and, if requested by LUKOIL Americas, the posting by such Person of a bond in such reasonable amount as LUKOIL Americas may direct as indemnity against any claim that may be made against it with respect to such Certificate or the payment of the Merger Consideration, the Exchange Agent will issue in exchange for such lost, stolen or destroyed Certificate the Merger Consideration with respect to such Certificate to which such Person is entitled pursuant hereto.

          (h) Dissenting Shares.  Notwithstanding  anything in this Agreement to
              -----------------
the contrary, shares of Company Common Stock outstanding immediately prior to the Effective Time and held by a holder who has not voted in favor of the Merger or consented thereto in writing and who has properly demanded appraisal for such shares in accordance with the MGCL to the extent available thereunder (the "Dissenting Shares"), shall not be converted into the right to receive the
 ------------------
Merger Consideration, but rather, each holder shall be entitled to payment of the fair value of such Dissenting Shares in accordance with the MGCL unless such holder fails to perfect or withdraws or otherwise loses its right to appraisal. If, after the Effective Time, such holder fails to perfect or withdraws or otherwise loses its right to appraisal, such shares of Company Common Stock shall be treated as if they had been converted as of the Effective Time into a right to receive the Merger Consideration. The Company shall give LUKOIL Americas prompt notice of any demands received by the Company for appraisal of shares of Company Common Stock, and LUKOIL Americas shall have the right to participate in all negotiations and proceedings with respect to such demands. The Company shall not, except with the prior written consent of LUKOIL Americas or upon the entry of a final judgment by a court of competent jurisdiction, make any payment with respect to, or settle or offer to settle, any such demands.

          (i)  Withholding  Rights.  LUKOIL  Americas  and  Merger  Sub shall be
               -------------------
entitled to deduct and withhold, or cause to be deducted or withheld, from the consideration otherwise payable pursuant to this Agreement to any holder of shares of Company Common Stock, Stock Options or Certificates such amounts as are required to be deducted and withheld with respect to the making of such payment under the Internal Revenue Code of 1986, as amended (the "Code"), or any provision of applicable state or local tax law, solely due to the residency of, or the applicability of United States federal, state or local backup withholding requirements to, such holder. To the extent that amounts are so deducted and withheld, such deducted and withheld amounts shall be treated for all purposes of this Agreement as having been paid to such holders in respect of which such deduction and withholding was made.

                                  ARTICLE III.
                         REPRESENTATIONS AND WARRANTIES

     3.1  Representations and Warranties of the Company.

          Except as expressly set forth in the Company Disclosure Schedule delivered by the Company to LUKOIL Americas at or prior to the execution of this Agreement (the "Company Disclosure Schedule"), the Company represents and
                  -----------------------------
warrants to the LUKOIL Entities as follows:

          (a)  Organization,  Standing  and Power.  Each of the  Company and its
               ----------------------------------
Subsidiaries has been duly incorporated and is validly existing and in good standing under the laws of its jurisdiction of incorporation and has requisite corporate power and authority to carry on its business as presently conducted. Each of the Company and its Subsidiaries is duly qualified and in good standing or otherwise authorized to do business in each jurisdiction in which the nature of its business or the ownership or leasing of its properties makes such qualification necessary, except where the failure to so qualify would not reasonably be expected to have a Material Adverse Effect on the Company or materially impair or delay the ability of the Company to consummate the transactions contemplated hereby. The copies of the Organizational Documents of the Company and of each of its Subsidiaries which were previously furnished or made available to LUKOIL USA are true, complete and correct copies of such documents as in effect on the date of this Agreement. Exhibit 21 to the Company's Annual Report on Form 10-K for the year ended January 31, 2000 sets forth a true, correct and complete list of all Subsidiaries of the Company required to be so reported. The Company does not own, directly or indirectly, any capital stock or other equity interest in any Person other than the Subsidiaries listed on such Exhibit 21.

          (b) Capital Structure.
              -----------------

               (i) As of the date of this Agreement, the authorized stock of the Company consists of (A) 30,000,000 shares of Company Common Stock, of which 14,002,866 shares are issued and outstanding, and (B) 10,000,000 shares of preferred stock, par value $0.01 per share, of which no shares are issued and outstanding. All issued and outstanding shares of the stock of the Company are duly authorized, validly issued, fully paid and nonassessable, and no class of stock is entitled to preemptive rights. As of the date of this Agreement, there are no outstanding options, warrants or other rights to acquire stock or assets from the Company or its Subsidiaries other than options representing in the aggregate the right to purchase 771,835 shares of Company Common Stock under the Company Equity Plans. Each outstanding Company Option will be cancelled and converted at the Effective Time in accordance with its terms and without further action by the Company, Company Board or any committee thereof. The Company has delivered to LUKOIL Americas a letter from the Company's transfer agent certifying the number of issued and outstanding shares of Company Common Stock on a date not more than five Business Days prior to the date hereof.

               (ii) The Company Disclosure Letter lists each Subsidiary and its jurisdiction of organization. All of the issued and outstanding shares of stock of the Company's Subsidiaries are duly authorized, validly issued, fully paid and nonassessable and are owned by the Company, free and clear of any liens, claims, encumbrances, restrictions, preemptive rights or any other claims of any third party ("Liens").
                                       -----

               (iii) As of the date of this Agreement, no bonds, debentures, notes or other indebtedness of the Company having the right to vote on any matters on which stockholders may vote ("Company Voting Debt") are issued
                                                -------------------
     or outstanding.

               (iv) Except as otherwise set forth in this Section 3.1(b), as of the date of this Agreement, there are no securities, options, warrants, calls, rights, commitments, agreements, arrangements or undertakings of any kind to which the Company or its Subsidiaries is a party or by which any of them is bound obligating the Company or a Subsidiary to issue, deliver or sell, or cause to be issued, delivered or sold, additional shares of stock or other voting securities of the Company or such Subsidiary or obligating the Company or such Subsidiary to issue, grant, extend or enter into any such security, option, warrant, call, right, commitment, agreement, arrangement or undertaking. As of the date of this Agreement, there are no outstanding obligations of the Company or any Subsidiary to repurchase, redeem or otherwise acquire any shares of stock of the Company or such Subsidiary.

          (c) Authority; No Conflicts.
              -----------------------

               (i) The Company has all requisite corporate power and corporate authority to enter into this Agreement and, subject to the adoption of this Agreement and approval of the Merger by the requisite vote of the holders of Company Common Stock, if any, to consummate the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate action on the part of the Company, subject in the case of the consummation of the Merger to the approval of this Agreement and the Merger by the requisite vote of the stockholders of the Company, if required. This Agreement has been duly executed and delivered by the Company and constitutes a valid and binding agreement of the Company, enforceable against it in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and similar laws relating to or affecting creditors generally and by general equity principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

               (ii) The execution and delivery of this Agreement does not or will not, as the case may be, and the consummation of the transactions contemplated hereby will not, conflict with, or result in any violation of, or constitute a default (with or without notice or lapse of time, or both) under, or give rise to a right of consent, termination, amendment, cancellation or acceleration of any obligation or the loss of a material benefit under, or the creation of a Lien on any assets (any such conflict, violation, default, right of consent, termination, amendment, cancellation or acceleration, loss or creation, a "Violation") pursuant to: (A) any provision of the Organizational
              ---------
Documents of the Company or any of its Subsidiaries or (B) except as would not reasonably be expected to have a Material Adverse Effect on the Company or materially impair or delay the ability of the Company to consummate the transactions contemplated hereby and, subject to obtaining or making the consents, approvals, orders, authorizations, registrations, declarations and filings referred to in paragraph (iii) below, any loan or credit agreement, note, bond, indenture, Lease, Third Party Lease, Sublease, Mortgage, benefit plan or other agreement, obligation, instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the Company, the Company's Subsidiaries or their respective Real Properties or assets.

               (iii)  No  consent,  approval,  order  or  authorization  of,  or registration,  declaration or filing with, any supranational,  national,  state, municipal or local government, any instrumentality, subdivision, court, administrative agency or commission or other authority thereof, or any quasi-governmental or private body exercising any regulatory, taxing, or other governmental or quasi-governmental authority (a "Governmental Entity"), is
                                                     --------------------
required by or with respect to the Company or any Subsidiary in connection with the execution and delivery of this Agreement by the Company or the consummation by the Company of the transactions contemplated hereby, except for (x) those required under or in relation to (A) the HSR Act, (B) filing of a Schedule 14D-9, Rule 14f-1 filings and Forms 3 and 4 filings under the Exchange Act, (C) the MGCL and the DGCL with respect to the filing and recordation of appropriate merger or other documents, including the Articles of Merger, and (D) rules and regulations of the New York Stock Exchange ("NYSE"), and (y) such consents,
                                                ----
approvals, orders, authorizations, registrations, declarations ---- and filings the failure to make or obtain which would not reasonably be expected to have a Material Adverse Effect on the Company or materially impair or delay the ability of the Company to consummate the transactions contemplated hereby.

          (d)  Reports and Financial Statements.
               --------------------------------

               (i) The Company has filed all required reports, schedules, forms, statements and other documents required to be filed by it with the SEC since April 30, 1997 (collectively, including all exhibits thereto, the "Company SEC
                                                                     -----------
Reports").  None of the Company SEC Reports,  as of their respective dates (and,
-------
if amended or superseded by a filing prior to the date of this Agreement or of the Closing Date, then on the date of such filing), contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. Each of the financial statements (including the related notes) included in the Company SEC Reports presents fairly, in all material respects, the consolidated financial position and consolidated results of operations and cash flows of the Company and its Subsidiaries as of the respective dates or for the respective periods set forth therein, all in conformity with U.S. generally accepted accounting principles ("GAAP") consistently applied during the periods involved except as otherwise
  ----
noted therein, and subject, in the case of the unaudited interim financial statements, to the absence of complete notes and normal year-end adjustments. All of such Company SEC Reports, as of their respective dates (and as of the date of any amendment to the respective Company SEC Report), complied as to form in all material respects with the applicable requirements of the Exchange Act and the rules and regulations promulgated thereunder. None of the Subsidiaries is, or has been at any time, subject to the reporting requirements of Sections 13(a) and 15(d) of the Exchange Act.

               (ii) Except as set forth in the Company SEC Reports filed prior to the date of this Agreement, and except for liabilities and obligations incurred in the ordinary course of business since January 31, 2000, the Company does not have any liabilities or obligations of any nature required by GAAP to be set forth on a consolidated balance sheet of the Company which would be reasonably expected to have a Material Adverse Effect on the Company.

          (e)  Information Supplied.
               --------------------

               (i) None of the information supplied or to be supplied by the Company for inclusion or incorporation by reference in (A) the proxy statement related to the Company Stockholders Meeting (the "Proxy Statement"), if
                                                         ----------------
applicable, (B) the Schedule 14D-9 or (C) the Offer Documents will, at the respective times such documents are filed, and, with respect to the Offer Documents and the Proxy Statement, if any, when first published, sent or given to the stockholders of the Company, contain an untrue statement of material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they are made, not misleading or, in the case of the Offer Documents and the Proxy Statement, if any, or any amendment thereof or supplement thereto, at the time of the Company Stockholders Meeting (as defined below), if any, and at the Effective Time, contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements made therein, in the light of the circumstances under which they are made, not misleading or necessary to correct any statement in any earlier communication with respect to the Offer or the solicitation of proxies for the Company Stockholders Meeting, if any, which shall have become misleading. The Proxy Statement, if any, and Schedule 14D-9 will comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC thereunder.

               (ii) Notwithstanding the foregoing provisions of this Section 3.1(e), no representation or warranty is made by the Company with respect to statements made or incorporated by reference in the Proxy Statement, if any, or
Schedule 14D-9 based on information supplied in writing by the LUKOIL Entities for inclusion or incorporation by reference therein.

          (f)  Compliance   with   Applicable    Laws;    Regulatory    Matters.
               ----------------------------------------------------------------

               (i) The Company and its Subsidiaries hold, and each of the Real Properties is operated in compliance with, all permits, licenses, certificates, franchises, registrations, variances, exemptions, orders and approvals required to be obtained by the Company and its Subsidiaries from all Governmental Entities, including but not limited to permits for the storage, distribution, marketing or transportation of gasoline, diesel fuel, fuel oil, propane, kerosene or other petroleum products or with respect to the construction, ownership, operation, leasing, maintenance or use of the Real Properties or any part thereof for such purposes (the "Company Permits"), except for those the
                                       ----------------
failure of which to hold or be in compliance with would not reasonably be expected to have a Material Adverse Effect on the Company or materially impair or delay the ability of the Company to consummate the transactions contemplated hereby. To the best knowledge of the Company, its lessees and sublessees hold, and each of the Real Properties is operated by such lessees and sublessees in compliance with, all required permits, licenses, certificates, franchises, registrations, variances, exemptions, orders and approvals of all Governmental Entities other than the Company Permits (the "Dealer Permits," and, collectively
                                              --------------
with the Company Permits, the "Permits"),  except for those the failure of which
                               -------
to hold or be in compliance with would not reasonably be expected to have a Material Adverse Effect on the Company or materially impair or delay the ability of the Company to consummate the transactions contemplated hereby. To the best knowledge of the Company, each of the Permits is valid and in full force and effect, and none of the Company, its Subsidiaries, its lessees or sublessees is in breach or violation of any Permit which breach would reasonably be expected to have a Material Adverse Effect on the Company or materially impair or delay the ability of the Company to consummate the transactions contemplated hereby. The businesses of the Company and its Subsidiaries and the Real Properties are not being and have not been conducted or operated in violation of any law, ordinance, regulation, judgment, decree, injunction, rule or order of any Governmental Entity, except for violations which would not reasonably be expected to have a Material Adverse Effect on the Company or materially impair or delay the ability of the Company to consummate the transactions contemplated hereby. The transactions contemplated by this Agreement will not cause any of the Company Permits to be void or require the Surviving Corporation to renew or transfer any such Company Permit, except as set forth on Schedule 3.1(c)(iii) of the Company Disclosure Schedule or where the voiding or failure so to renew or transfer would not reasonably be expected to have a Material Adverse Effect on the Company or materially impair or delay the ability of the Company to consummate the transactions contemplated hereby ("Required Permit Renewals").
                                                  ------------------------

               (ii) The Company has delivered to LUKOIL USA true, correct and complete copies of Environmental Reports delivered to the Company or any of its Subsidiaries within the six-month period ending on the date of this Agreement.

          (g)  Litigation.  There is no litigation,  arbitration,  claim,  suit,
               ----------
action, investigation or proceeding pending or, to the best knowledge of the Company, threatened, against or affecting the Company, any Subsidiary or the Real Properties which would reasonably be expected to have a Material Adverse Effect on the Company or materially impair or delay the ability of the Company to consummate the transactions contemplated hereby, nor is there any judgment, award, decree, injunction, rule or order of any Governmental Entity or arbitrator outstanding against the Company or any Subsidiary which would reasonably be expected to have a Material Adverse Effect on the Company or materially impair or delay the ability of the Company to consummate the transactions contemplated hereby.

          (h)  Taxes.  Except  as would not  reasonably  be  expected  to have a
               -----
Material Adverse Effect or materially impair or delay the ability of the Company to consummate the transactions contemplated hereby (i) each of the Company and each of its Subsidiaries has timely filed all federal, state, local and non-U.S. Tax Returns required to be filed by it, and all such Tax Returns are true, correct and complete, and has paid and discharged all Taxes shown as due thereon, other than such payments as are being contested in good faith by appropriate proceedings; (ii) no Tax authority is now asserting in writing or, to the best knowledge of the Company or its Subsidiaries, threatening in writing to assert against the Company or any of its Subsidiaries any deficiency or claim with respect to Taxes of the Company or any of its Subsidiaries; (iii) no waiver of any statute of limitations with respect to, or any extension of a period for the assessment of, any Tax has been granted by the Company or any of its Subsidiaries; (iv) the accruals and reserves for Taxes reflected in the Company's audited consolidated balance sheet as of January 31, 2000 (and the notes thereto) and the most recent quarterly financial statements (and the notes thereto) are adequate to cover all Taxes accruable through the date thereof in accordance with GAAP; (v) no election under Section 341(f) of the Code has been made by the Company or any of its Subsidiaries; (vi) the Company and each of its Subsidiaries has withheld or collected and paid over to the appropriate Tax authority or is properly holding for such payment all Taxes required by law to be withheld or collected from any employee, independent contractor, creditor, stockholder or any other third party; (vii) there are no Liens for Taxes upon the assets of the Company or any of its Subsidiaries, other than Liens for Taxes that are being contested in good faith by appropriate proceedings or are not yet due; (viii) neither the Company nor any of its subsidiaries have constituted either a "distributing corporation" or a "controlled corporation" (within the meaning of Section 355(a) (1) (A) of the Code) in a distribution of stock qualifying for tax-free treatment under Section 355 of the Code in the two years prior to the date of this Agreement; (ix) the federal income Tax Returns for the Company and each of its Subsidiaries have been examined and settled with the Internal Revenue Service (or the applicable statutes of limitation for the assessment of federal income Taxes for such period have expired) for all fiscal years ending on or before January 31, 1997; (x) neither the Company nor any of its Subsidiaries are a party to any agreement relating to the sharing, allocation, or indemnification of Taxes other than agreements between members of the affiliated group of which the Company is the common parent under Section 1504 of the Code; and (xi) neither the Company nor any of its Subsidiaries have agreed, or is required to make, any adjustment under Section 481 of the Code. The Company has no knowledge of any Taxes or assessments relating to any of the Real Properties or any part thereof or any planned public improvements that may result in a Tax or assessment against any of the Real Properties, except for those which would not reasonably be expected to have a Material Adverse Effect on the Company or materially impair or delay the ability of the Company to consummate the transactions contemplated hereby.

          (i)  Absence of Certain  Changes or Events.  Since  January  31,  2000
               -------------------------------------
through the date of this Agreement:

               (i) Each of the Company and its Subsidiaries has conducted its business in the ordinary course and has not incurred any material liability, except in the ordinary course of their respective businesses.

               (ii) There has not been any event, change, occurrence or development of a state of facts or circumstances having, or which would reasonably be expected to have, a Material Adverse Effect on the Company or materially impair or delay the ability of the Company to consummate the transactions contemplated hereby; provided, that losses from operations in the ordinary course of business as reflected in the Company's financial statements dated as of July 31, 2000 shall not be considered in determining whether there has been any such event, change, occurrence or development.

               (iii) There has not been any damage, destruction or condemnation in excess of $100,000 per occurrence or $500,000 in the aggregate, in each case, net of any insurance recoveries.

               (iv) There has not been any material change in the Company's accounting methods, practices or principles.

               (v) Neither the Company nor any Subsidiary has (1) sold, transferred or otherwise disposed of (or agreed or committed to sell, transfer or otherwise dispose of) any property other than the sale of inventory in the ordinary course of business, where the amount of any such sale, transfer or disposition exceeds $100,000 per occurrence or $500,000 in the aggregate or (2) canceled, compromised, released or assigned any debt or claim in its favor, where the amount of any such cancellation, compromise, release or assignment exceeds $100,000 per occurrence or $500,000 in the aggregate.

               (vi) Neither the Company nor any Subsidiary has instituted, settled or agreed to settle any litigation, action or proceeding before any Governmental Entity other than in the ordinary course of business consistent with past practice for amounts individually or in the aggregate not material to the Company and its Subsidiaries taken as a whole.

               (vii) Neither the Company nor any Subsidiary has assumed, guaranteed, endorsed or otherwise become responsible (or otherwise agreed to become responsible) for the obligations of any other Person except for (A) the endorsement of negotiable instruments, (B) guarantees made by the Company on behalf of Subsidiaries, including, without limitation, (1) for the purchase of motor fuel, heating oil and other petroleum-related products in the ordinary course, (2) of equipment leases and (3) for purchase money financing obligations with respect to equipment and (C) other obligations, in each case in the ordinary course of business consistent with past practice, and in the case of clause (C), not in excess of $100,000 individually or $500,000 in the aggregate.

               (viii) Neither the Company nor any Subsidiary has granted, or has agreed or committed to grant, any severance or termination pay to (or amendment to any such existing arrangement with) any director or officer of the Company or any of its Subsidiaries or, other than in the ordinary course of business consistent with past practice, any employee of the Company or any of its Subsidiaries (other than employees who receive less than $100,000 in total annual cash compensation from the Company or any of its Subsidiaries); enter into any employment, severance, change of control, deferred compensation or other similar arrangement (or any amendment to any such existing agreement) with any director or officer of the Company or any of its Subsidiaries; increase benefits payable under any existing severance or change of control or termination pay policies or employment, severance or change of control agreements with respect to any director or officer of the Company or any of its Subsidiaries or, other than in the ordinary course of business consistent with past practice, any employee of the Company or any of its Subsidiaries (other than employees who receive less than $100,000 in total annual cash compensation from the Company or any of its Subsidiaries); increase (or amend the terms of) compensation, bonus or other benefits payable to directors, officers or employees of the Company or any of its Subsidiaries (other than employees who receive less than $100,000 in total annual cash compensation from the Company or any of its Subsidiaries), other than in the ordinary course of business consistent with past practice; or adopt any collective bargaining agreement.

               (ix) Neither the Company nor any Subsidiary has entered into any licensing or other Contract with regard to the acquisition or disposition of any material Intellectual Property other than non-exclusive licenses granted in the ordinary course of business consistent with past practice.

               (x) Neither the Company nor any of its Subsidiaries has declared, set aside or paid any dividend or other distribution in respect of shares of the Company Common Stock, or any redemption or other acquisition by the Company or any of its Subsidiaries of any shares of Company Common Stock.

          (j) Vote Required. Subject to Section 3-106 of the MGCL, the requisite
              -------------
affirmative vote of the holders of a majority of the outstanding shares of Company Common Stock (the "Required Company Vote") is the only vote of the
                               -----------------------
holders of any class or series of the Company or any Subsidiary securities necessary to approve the Merger and the transactions contemplated by this Agreement, and such vote is not necessary in the event of a merger described in
Section 2.3.

          (k)  Certain  Agreements.  All  contracts  listed as an exhibit to the
               -------------------
Company's Annual Report on Form 10-K for the fiscal year ended January 31, 2000 under the rules and regulations of the SEC relating to the business of the Company and its Subsidiaries or listed on the Company Disclosure Schedule are the only contracts material to the operation, prospects and financial condition of the Company taken as a whole (the "Company Material Contracts"), which
                                          ----------------------------
Company Material Contracts include, but are not limited to: contracts pursuant to which the Company or any of its Subsidiaries licenses other persons to use any material Intellectual Property (other than contracts entered into for the licensing of data or software in the ordinary course of business); contracts which restrict the Company or any of its affiliates from competing in any line of business or with any Person in any geographical area; contracts involving the acquisition, merger or purchase of all or substantially all of the assets or business of a third party involving aggregate consideration of $5.0 million or more or the purchase or sale of assets, or a series of purchases and sales of assets, involving aggregate consideration of $5.0 million or more or the grant to any person of any preferential rights to purchase any material amount of its assets; contracts, including mortgages or other grants of security interests, guarantees and notes, relating to the borrowing of money in an amount in excess of $5.0 million in the aggregate; any contract or other agreement to indemnify for any liability or cost with respect to any Environmental Law; and any contract or other agreement which would prohibit or materially delay the consummation of the Offer, Merger or any of the transactions contemplated by this Agreement. Each of the Company Material Contracts is valid and in full force and effect except to the extent they have previously expired or been terminated in accordance with their terms, and neither the Company nor its Subsidiaries has violated any provision of, or committed or failed to perform any act which, with or without notice, lapse of time, or both, could reasonably be expected to constitute a default under the provisions of, any such Company Material Contract, except for defaults which would not reasonably be expected to have a Material Adverse Effect on the Company or materially impair or delay the ability of the Company to consummate the transactions contemplated hereby. To the knowledge of the Company, no counterparty to any such Company Material Contract has violated any provision of, or committed or failed to perform any act which, with or without notice, lapse of time, or both, could reasonably be expected to constitute a default or other breach under the provisions of, such Company Material Contract, except for defaults or breaches which would not reasonably be expected to have a Material Adverse Effect on the Company or materially impair or delay the ability of the Company to consummate the transactions contemplated hereby.

          (l) Employee Benefit Plans; Labor Matters.
              -------------------------------------


               (i) With respect to each  "employee  benefit  plan" as defined in
Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and with respect to each other written employee benefit plan,
  -----
program, arrangement, policy, payroll procedure and contract (including any bonus, deferred compensation, stock bonus, stock purchase, restricted stock, stock option, employment, termination, change in control and severance plan, program, arrangement, contract) to which the Company or any Subsidiary is a party, which is sponsored, maintained or contributed to by the Company or any Subsidiary, or with respect to which the Company or any Subsidiary could incur any liability under Section 4069 of ERISA, but excluding, in each case, any "multiemployer plan" within the meaning of Section 3(37) of ERISA (the "Company
                                                                         -------
Benefit  Plans"),  the Company has made available to LUKOIL  Americas (A) a true
--------------
and complete copy along with, any trust instruments and insurance contracts forming a part of any Company Benefit Plans, and all amendments thereto; (B) the three (3) most recent actuarial valuations, if any, prepared for each Company Benefit Plan; (C) the two (2) most recent reports (Series 5500 and all schedules thereto), if any, required under ERISA or the Code in connection with each Company Benefit Plan or related trust; (D) the most recent determination letters received from the Internal Revenue Service, if any, for each Company Benefit Plan and related trust which is intended to satisfy the requirements of Section 401(a) of the Code; and (E) the most recent summary plan description together with the most recent summary of material modifications, if any, required under ERISA with respect to each Benefit Plan. All Company Benefit Plans are listed in
Section 3.1(l)(i) of the Company Disclosure Schedule. Each "change in control" or similar provision contained therein is specifically identified on Schedule 3.1(l)(i).

               (ii) Each of the Company Benefit Plans that is an "employee pension benefit plan" within the meaning of Section 3(2) of ERISA and that is intended to be qualified under Section 401(a) of the Code (the "Pension Plan")
                                                                 -------------
has received a favorable determination letter from the United States Internal Revenue Service, and the Company is not aware of any circumstances likely to result in the revocation of any such favorable determination letter All Company Benefit Plans, to the extent subject to ERISA and/or the Code, are in substantial compliance with ERISA, the Code, and all other applicable law. There is no material pending or threatened litigation relating to the Company Benefit Plans. Neither the Company nor any of its Subsidiaries has engaged in a transaction with respect to any Company Benefit Plan that, assuming the taxable period of such transaction expired as of the date hereof, could subject the Company or any Subsidiary to a tax or penalty imposed by either Section 4975 of the Code or Section 502(i) of ERISA in an amount which would be material.

               (iii) No liability under Title IV of ERISA has been or is expected to be incurred by the Company or any of its Subsidiaries with respect to any ongoing, frozen or terminated "single-employer plan", within the meaning of Section 4001(a)(15) of ERISA currently or formerly maintained by any of them, or the single employer plan of any entity which is considered one employer with the Company under Section 4001 of ERISA or Section 414 of the Code (an "ERISA
                                                                           -----
Affiliate").  The  Company and the  Subsidiaries  have not  incurred  and do not
---------
expect to incur any withdrawal liability with respect to a multiemployer plan (within the meaning of Section 3(37) of ERISA) under Subtitle E of Title IV of ERISA. The withdrawal liability of the Company and its Subsidiaries under each Company Benefit Plan which is a multiemployer plan to which the Company or any of its Subsidiaries has contributed during the preceding 12 months, determined as if a "complete withdrawal," within the meaning of Section 4203 of ERISA, had occurred as of the date hereof, does not exceed $50,000. No notice of a "reportable event", within the meaning of Section 4043 of ERISA for which the 30-day reporting requirement has not been waived, has been required to be filed for any Pension Plan or by any ERISA Affiliate within the 12-month period ending on the date hereof or will be required to be filed in connection with the transactions contemplated by this Agreement.

               (iv) All contributions required to be made under the terms of any Company Benefit Plan have been timely made or have been reflected on the audited Financial Statements of the Company. Neither any Pension Plan nor any single-employer plan of an ERISA Affiliate has an "accumulated funding deficiency" (whether or not waived) within the meaning of Section 412 of the Code or Section 302 of ERISA and no ERISA Affiliate has an outstanding funding waiver. Neither the Company nor any of its Subsidiaries has provided, or is required to provide, security to any Pension Plan or to any single-employer plan of an ERISA Affiliate pursuant to Section 401(a)(29) of the Code.

               (v) Under each Pension Plan which is a single-employer plan, as of the last day of the most recent plan year ended prior to the date hereof, the actuarially determined present value of all "benefit liabilities", within the meaning of Section 4001(a)(16) of ERISA (as determined on the basis of the actuarial assumptions contained in the Plan's most recent actuarial valuation), did not exceed the then current value of the assets of such Plan, and there has been no material change in the financial condition of such Plan since the last day of the most recent plan year.

               (vi) Neither the Company nor any of its Subsidiaries has any obligations for retiree health and life benefits under any Company Benefit Plan or has ever represented, promised or contracted (whether in oral or written form) to any current or former employees or directors of the Company or any of its Subsidiaries ("Employees") that such Employee(s) would be provided with
                     ---------
retiree health or life benefits.

               (vii) The consummation of the transactions contemplated by this Agreement will not (x) entitle any Employees of the Company or any of the Subsidiaries to severance pay, (y) accelerate the time of payment or vesting or trigger any payment or funding (through a grantor trust or otherwise) of compensation or benefits under, increase the amount payable or trigger any other material obligation pursuant to, any of the Company Benefit Plans or (z) result in any breach or violation of, or a default under, any of the Company Benefit Plans.

               (viii) Any amount that could be received (whether in cash, property, or vesting of property) as a result of the transaction contemplated by this Agreement by any officer, director, employee or independent contractor of the Company or any of its Subsidiaries, who is a "disqualified individual" (as defined in proposed Treasury Regulation Section 1.280G-1), under any employment arrangement or Company Benefit Plan would not be characterized as an "excess parachute payment" (as defined in Section 280G of the Code).

               (ix) All Company Benefit Plans covering current or former non-U.S. Employees complies in all material respects with applicable law. No unfunded liabilities exist with respect to any Company Benefit Plan that covers such non-U.S. Employees.

               (x) The Company and each Subsidiary (A) has correctly categorized all Employees as either employees or independent contractors for federal tax purposes, and is in compliance with all applicable federal, state and local laws, rules and regulations (domestic and foreign) respecting their employment, employment practices, labor, terms and conditions of employment and wages and hours, in each case, with respect to Employees; (B) has withheld all amounts required by law or by agreement to be withheld from the wages, salaries and other payments to Employees; (C) is not liable for any arrears of wages or any taxes or any penalty for failure to comply with any of the foregoing; (D) is not liable for any payment to any trust or other fund or to any governmental or administrative authority, with respect to unemployment compensation benefits, social security or other benefits for Employees; and (E) has provided Employees with the benefits to which they are entitled pursuant to the terms of all Company Benefit Plans; except, in each case, where failure to do so would not result in any liability which would be material to the Company.

               (xi) Neither the Company nor any Subsidiary is a party to any collective bargaining or other labor union contracts and no collective bargaining agreement is being negotiated by the Company or any Subsidiary. There is no pending labor dispute, strike or work stoppage against the Company or any Subsidiary which may interfere with the respective business activities of the Company or any Subsidiary, except where such dispute, strike or work stoppage would not reasonably be expected to have a Material Adverse Effect on the Company. There is no pending charge or complaint against the Company or any Subsidiary by the National Labor Relations Board or any comparable state agency, except where such unfair labor practice, charge or complaint would not reasonably be expected to have a Material Adverse Effect on the Company.

          (m)   Change of Control Payments; Takeover Restrictions.
                -------------------------------------------------

               (i) Neither the Company nor its Subsidiaries has any plans or agreements to which they are parties, or by which they or their properties are bound, pursuant to which payments, including with respect to the acceleration of benefits, will be required upon (A) or as a result of a "change of control" of the Company or (B) the termination or closing of any of the Company's operations or facilities.

               (ii) No state takeover statute or similar statute or regulation of any state or other jurisdiction applies to this Agreement or any of the transactions contemplated hereby, including the Merger. No provision of the Charter or Bylaws of the Company or any Subsidiary would, directly or indirectly, restrict or impair the ability of the LUKOIL Entities or its affiliates to vote, or otherwise to exercise the rights of a stockholder with respect to, securities of the Company or any Subsidiary that may be acquired or controlled by the LUKOIL Entities or its affiliates pursuant to this Agreement or permit any stockholder to acquire securities of the Company on a basis not available to the LUKOIL Entities in the event that the LUKOIL Entities were to acquire securities of the Company.

          (n) No Undisclosed Liabilities. Since January 31, 2000, there have not
              --------------------------
been incurred any liabilities by the Company or its Subsidiaries of any kind whatsoever, whether accrued, contingent, absolute, determined, determinable or otherwise, which would be required by GAAP, applied on a basis consistent with the financial statements, to be disclosed in the consolidated balance sheet of the Company and its Subsidiaries and the notes thereto, other than: (i) liabilities disclosed in the Company SEC Reports; and (ii) liabilities incurred in the ordinary course of business consistent with past practice.

          (o)  Intellectual  Property.  The  Company  owns or has  rights to all
               ----------------------
Intellectual Property material to the conduct of its business. To the knowledge of the Company, (i) no material claims are pending or threatened that the Company or any Subsidiary is infringing on or otherwise violating the rights of any person with regard to any Intellectual Property and (ii) no person is infringing on or otherwise violating any right of the Company or any Subsidiary with respect to any Intellectual Property owned by and/or licensed to the Company or any Subsidiary.

          (p) Brokers or Finders. No agent, broker, investment banker, financial
              ------------------
advisor or other firm or Person is or will be entitled to any broker's or finder's fee or any other similar commission or fee in connection with any of the transactions contemplated by this Agreement based upon arrangements made by or on behalf of the Company, except ING Barings in an amount not exceeding that previously disclosed to LUKOIL Americas.

          (q) Opinion of Financial Advisor. The Company has received the opinion
              ----------------------------
of ING Barings, dated the date of this Agreement, to the effect that, as of such date, the consideration to be paid in each of the Offer and the Merger is fair, from a financial point of view, to the holders of Company Common Stock. A complete and correct originally executed copy of such opinion has been delivered by the Company to the LUKOIL Entities. The Company has been authorized by ING Barings to permit the inclusion of such opinion (and, subject to prior review and consent by ING Barings, a reference thereto) in the Offer Documents and in the Schedule 14D-9 referred to in Section 1.2 (b) and the Proxy Statement.

          (r) Environmental Matters.  Except as would not reasonably be expected
              ---------------------
to, individually or in the aggregate, result in a Material Adverse Effect,

               (i) Except to the extent reasonably  necessary for conduct of the business in accordance with all Environmental Laws and acceptable industry standards for the petroleum industry in which the company operates, the Company has not treated, stored, disposed of, arranged for or permitted the disposal of, transported, handled or Released any substance, including any Hazardous Substance, or owned or operated any property or facility in a manner that has given or would give rise to any damages, including any damages for response costs, corrective action costs, personal injury, property damage or natural resources damages pursuant to any Environmental Law.

               (ii) The Company has not received any notice, report or other information (whether formal or informal, written or otherwise) of any investigation, administrative order, consent order or agreement, litigation, settlement, or claim by any Person with respect to any Hazardous Substance, Environmental Law, or Environmental Permit related in any way to the business of the Company or any of the Real Properties.

               (iii) The Company has not transported any Hazardous Substance or arranged for the transportation thereof to any location for which the Company has received notice, report or other information that the Company is or may be a potentially responsible party under the Comprehensive Environmental Response, Compensation and Liability Act or similar state statute.

               (iv) The Company, the Real Properties, and business of the Company are in compliance with all applicable Environmental Laws and have obtained and are in compliance with all Environmental Permits.

               (v) The Company has disclosed in writing to the LUKOIL Entities prior to the date hereof a complete and accurate list of all underground storage tanks that are currently located on any of the Real Properties or that after February 24, 1997 were located on any of the Property and subsequently removed or filled.

               (vi) All underground storage tanks located on the Real Properties are in substantial compliance with all applicable local, state and federal underground storage tank requirements, and with either (A) the new tank standards under 40 C.F.R. Section 280.20 or (B) the upgrading requirements under 40 C.F.R. Section 280.21. (vii) The consummation of the Offer or the Merger will not result in any liabilities for site investigation or cleanup, or require the consent of any Person, pursuant to any Environmental Law, including any so-called "transaction-triggered" or "responsible party transfer" requirement.

               (viii) The Company has not, either expressly or by operation of Law, assumed or undertaken any liability, including any obligation for cleanup or corrective or remedial action, of any other Person relating to any Environmental Law or agreement.

               (ix) The Company Disclosure Schedule sets forth a true and complete list of all parties indemnified by the Company for liabilities arising under Environmental Laws.

               (x) The Company has reported to the applicable Governmental Entity, to the extent required by Environmental Law, any matter required to be reported by the Company under such Environmental Laws.

          (s) Real Properties.
              ---------------

               (i)  Properties.  The Company  Disclosure  Schedule  sets forth a
                    ----------
complete list of all real estate owned occupied by the Company or any of its Subsidiaries (each a "Real Property"), and the Company has made available a true and complete list of all material improvements, buildings, other rights of ownership thereon, and personal property thereon, including trade fixtures.

               (ii) Title To The Leases and  Subleases.  The Company is the sole
                    ----------------------------------
holder and owner of (A) the tenant's leasehold estate with respect to the master leases described in the Company Disclosure Schedule (collectively, the "Leases"), (B) the subtenant or sub-subtenant leasehold estate under the third party leases including the Power Test Leases described in the Company Disclosure Schedule (collectively, the "Third Party Leases"), (C) the tenant's leasehold
                               ------------------
estate with respect to the leases described in the Company Disclosure Schedule (collectively, the "Marketing Leases"),and (D) the landlord's interest under the
                    ----------------
subleases described in the Company Disclosure Schedule (collectively, the "Subleases"). The Leases, Third Party Leases, the Marketing Leases and Subleases
 --------
are the only agreements governing any leasehold estates held by the Company or its Subsidiaries with respect to the Real Properties. True, accurate and complete copies of the Leases, Marketing Leases and Subleases have been made available to LUKOIL Americas.

               (iii)  Parties in  Possession.  To the  knowledge of the Company,
                      ----------------------
there are no parties in possession of the Real Properties except for Subtenants under written Subleases, true, accurate and complete copies of which have been delivered to LUKOIL Americas prior to the date hereof.

               (iv) Leases. Except as would not reasonably be expected to have a
                    ------
Material Adverse Effect or materially impair or delay the ability of the Company to consummate the transactions contemplated hereby: the Company has received no notice of any intention by any Lessor under a Lease to cancel or terminate the same (nor has the Company canceled or terminated any Lease), nor has the Company vacated all or any portion of such leased Properties; no party is in default under any Lease except as set forth on the Company Disclosure Schedule; the Company has performed all obligations required of it under all of the Leases and there remain no unfulfilled obligations of the Company under the Leases, the nonperformance of which could entitle a Lessor to damages under such Lease or could cause the Company to be in default under such Lease; except as set forth on the Company Disclosure Schedule, (A) no Lease has been modified, altered or amended in any respect, and (B) no Lessor has the right to cancel or terminate its Lease, and (C) the Company has no interest in such Real Properties other than the leasehold possessory interest set forth in such Lease; each of the Leases is valid and subsisting and in full force and effect in accordance with its terms and constitutes the legal, valid, binding and enforceable obligation of the Lessor thereunder; none of the rents or other charges paid by the Company under any of the Leases violates any Laws; and any and all renewal terms with respect to any and all of the Leases have been exercised by or on behalf of the Company.

               (v) Third Party Leases. To the Company's  knowledge,  each of the
                   ------------------
Third Party Leases is valid and subsisting and in full force and effect in accordance with its terms and constitutes the legal, valid, binding and enforceable obligation of the Third Party Lessor thereunder; none of the Third Party Leases have been pledged or encumbered by the Company; any and all renewal terms with respect to any and all of the Third Party Leases have been exercised by or on behalf of the Company as set forth in the Company Disclosure Schedule.

               (vi) Marketing Leases. Except as would not reasonably be expected
                    ----------------
to have a Material Adverse Effect or materially impair or delay the ability of the Company to consummate the transactions contemplated hereby: the Company has received no notice of any intention by any Lessor under a Marketing Lease to cancel or terminate the same (nor has the Company canceled or terminated any Marketing Lease), nor has the Company vacated all or any portion of such leased Properties. No party is in default under any Marketing Lease except as set forth on the Company Disclosure Schedule. The Company has performed all obligations required of it under all of the Marketing Leases and there remain no unfulfilled obligations of the Company under the Marketing Leases, the nonperformance of which could entitle a Lessor to damages under such Marketing Lease or could cause the Company to be in default under such Marketing Lease. Except as set forth on the Company Disclosure Schedule, (A) no Marketing Lease has been modified, altered or amended in any respect since made available to LUKOIL Americas, and (B) no Lessor has the right to cancel or terminate its Marketing Lease, and (C) the Company has no interest in such Real Properties other than the leaseholds.

               (vii)  Subleases.  Except as would not  reasonably be expected to
                      ---------
have a Material Adverse Effect or materially impair or delay the ability of the Company to consummate the transactions contemplated hereby: there are no subleases, concessions or sub-occupancy agreements in effect with respect to the Real Properties other than the Subleases made available to Lukoil Americas; the Company has received no notice of any intention by any tenant under a Sublease (a "Subtenant") to (A) cancel or terminate the same (nor has the Company
     --------
canceled or terminated any Sublease), or (B) vacate all or any portion of such tenant's leased property with respect to any Sublease; to the extent that any of the Subleases call for security, such security remains on deposit with the Company, and has not been applied towards any payment due under said Subleases; the Company has not received any advance rent or advance compensation under any of the Subleases in excess of one month; no party is in default under any Sublease; the Company has performed all obligations required of it under all of the Subleases and there remain no unfulfilled obligations of the Company under the Subleases, the nonperformance of which could entitle a Subtenant to damages under such Sublease or could cause the Company to be in default under such Sublease; no Sublease has been modified, altered or amended in any respect; no Subtenant has the right to cancel or terminate its Sublease, to renew or extend its Sublease, or to expand or contract the Real Properties covered thereby except as provided therein; no Subtenant has any interest in the Real Properties other than the leasehold possessory interest set forth in such Sublease; no
Subtenant has given notice to the Company of its intention to institute litigation with respect to any Sublease; except as specifically provided in the Subleases, no Subtenant or other occupant is entitled to any rebates, allowances, concessions, free rent or rent abatement for any period after the date hereof; each of the Subleases is valid and subsisting and in full force and effect in accordance with its terms and constitutes the legal, valid, binding and enforceable obligation of the Subtenant thereunder; each Subtenant has accepted the Properties covered by its Sublease and is in possession of such Real Properties in accordance with its Sublease; all initial installation work, if any, required of the Company has been fully performed, paid for and accepted by the Subtenant; and no Subtenant has any pending litigation, offsets or counterclaims against the Company which, if successfully asserted, would reduce the rent payable under such Subtenant's Sublease or result in the cancellation or termination thereof; and none of the Subleases and none of the rents or other amounts payable thereunder have been assigned, pledged or encumbered by the Company or the Company's predecessors in title to the Properties except for any assignments, pledges or encumbrances which will be fully released on or before the date hereof.

               (viii) Operating Agreements. There are no management, service, supply, maintenance, employment or other contracts in effect with respect to the Properties of any nature whatsoever, written or oral (collectively, "Operating Agreements"), other than the Operating Agreements made available to Lukoil Americas. The Company has performed all of its obligations under each of the Operating Agreements in all material respects and no fact or circumstance has occurred which, by itself or with the passage of time or the giving of notice or both, would constitute a default under any of the Operating Agreements would reasonably be expected to have a Material Adverse Effect on the Company or materially impair or delay the ability of the Company to consummate the transactions contemplated hereby. All other parties to the Operating Agreements have performed all of their obligations thereunder in all material respects, and are not in default thereunder in any material respect. Except where there would be no Material Adverse Effect, the Company has received no notice of any intention by any of the parties to any of the Operating Agreements to cancel or terminate the same, nor has the Company canceled or terminated any of the same.

               (ix)  Condemnation  Proceedings;  Roadways.  The  Company  has no
                     ------------------------------------
knowledge of, nor has the Company received any written notice of, any condemnation proceeding pending or threatened against the Real Properties or any part thereof involving payments likely to be in excess of $100,000 except as set forth in the Company Disclosure Schedule. The Company has no knowledge of, nor has the Company received any written notice of, any change or proposed change in
(i) the route, grade or width of, or otherwise affecting, any street, creek or road adjacent to or serving the Real Properties, or (ii) the existing zoning and/or land use restrictions affecting the Real Properties, except, in each case, where such change would not result in a Material Adverse Effect on the Company.

               (x) Operations.  To the Company's knowledge,  approximately 1,244
                   ----------
service stations are currently open and operating.

               (xi) Structural  Condition.  The Company has no knowledge of any,
                    ---------------------
and there is no, latent or patent defect in (1) the Improvements or structural elements thereof or mechanical systems therein (including, without limitation, the roof or roofs of the Improvements and all heating, ventilating, air conditioning, plumbing, electrical, utility and sprinkler systems therein), or
(2) the Utilities serving the Real Properties which, in each case, would result in a Material Adverse Effect on the Company.

               (xii) Zoning and Platting. The present zoning of the Real Properties permits the current use thereof without special variances or such current use is permitted by "grandfathering" or the non-compliance thereof would not result in a Material Adverse Effect on the Company.

               (xiii) Access. Except with respect to the Mt. Vernon and New Haven terminals, each of the Real Properties has full and free access to and from public highways, streets or roads and the Company has no knowledge of any pending or threatened Government Entity proceeding or any other fact or condition which would limit or result in the termination of such Real Property's existing access to and from public highways, streets or roads, except those conditions which would not result in a Material Adverse Effect on the Company.

               (xiv) No Other Property Interests. There are no property interests, buildings, structures or other Improvements or personal property that are owned by the Company or its Subsidiaries that are necessary for the operation of the Real Properties that are not being conveyed or leased to the Company pursuant to the Lease.

               (xv) Other Agreements. There are no options, rights of first refusal, contracts or other obligations outstanding (written or oral) for the sale, exchange, transfer, financing or refinancing of any of the Properties or any interest therein which are superior to the rights of the Company under the Lease.

          (t) ESOP.
              ----

               (i) The ESOP Trustee has been properly appointed as trustee of the ESOP Trust. The Company has delivered to the ESOP Trustee complete, current and accurate copies of the ESOP plan document and the ESOP Trust Agreement.

               (ii) The ESOP has been duly authorized and established and the Trust Agreement has been duly authorized by all necessary corporate action on the part of the Company; the ESOP constitutes in all material respects an employee stock ownership plan within the meaning of Section 4975(e)(7) of the Code, Treasury Regulation Section 54.4975-11; and Section 407(d)(6) of ERISA; and the execution and delivery of this Agreement and the consummation of the transactions contemplated by the parties hereto will not constitute a violation of, or give rise to any liability under, Title I of ERISA or Section 4975 of the Code.

               (iii) The shares of Company Common Stock held by the ESOP are owned of record and beneficially by the ESOP free and clear of all encumbrances other than the ESOP Loan evidenced by the ESOP Loan Agreement. There are no provisions in the ESOP Loan Agreement requiring a penalty on prepayments. Upon tender (or other disposition) of the unallocated shares of the Company Common Stock held in ESOP, the proceeds from such disposition shall be first used to repay the ESOP Loan with any excess, if any, to be allocated to ESOP Participants in accordance with the terms and conditions of the ESOP. There are no liabilities of the ESOP other than the ESOP Loan and the obligation to pay benefits to ESOP Participants under the ESOP in the ordinary course of business. Except as contemplated by this Agreement or pursuant to the ESOP Trust
Agreement, neither the ESOP nor the ESOP Trustee are a party to any voting trust, stockholder agreement, proxy or other agreement or understanding in effect with respect to the voting of any shares of Company Common Stock held by the ESOP.

          3.2 Representations and Warranties of the LUKOIL Entities.

          The LUKOIL Entities represent and warrant to the Company as follows:

          (a)  Organization,  Standing and Power.  Except where a failure  would
               ---------------------------------
materially impair or delay the ability of LUKOIL Parent or Merger Sub to consummate the transactions contemplated hereby, the LUKOIL Entities other than Merger Sub have been duly incorporated and are validly existing and (to the extent applicable) in good standing under the laws of their jurisdictions of organization and have requisite corporate power and authority to carry on their business as presently conducted; Merger Sub has been duly incorporated and is validly existing and in good standing under the laws of the State of Delaware; the LUKOIL Entities are duly qualified and in good standing or otherwise authorized to do business in each jurisdiction in which the nature of their business or the ownership or leasing of their properties makes such qualification necessary. LUKOIL Austria is a direct, wholly owned Subsidiary of Parent. LUKOIL Americas is an indirect, wholly owned subsidiary of Parent. Merger Sub is a direct, wholly owned subsidiary of LUKOIL Americas.

          (b) Authority; No Conflicts.
              -----------------------

               (i) The LUKOIL Entities have all requisite corporate power and corporate authority to enter into this Agreement and to consummate the transactions contemplated hereby. The execution, delivery and performance by the LUKOIL Entities of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized by all necessary corporate and stockholder action on the part of the LUKOIL Entities. This Agreement has been duly executed and delivered by the LUKOIL Entities and constitutes a valid and binding agreement of each LUKOIL Entity, enforceable against each LUKOIL Entity in accordance with its terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium and other similar laws relating to or affecting creditors generally, or by general equity principles (regardless of whether such enforceability is considered in a proceeding in equity or at law).

               (ii) The execution, delivery and performance by the LUKOIL Entities of this Agreement does not or will not, as the case may be, and the consummation of the transactions contemplated hereby will not, result in any Violation of: (A) any provision of the Organizational Documents of the LUKOIL Entities or any of their Material Subsidiaries or (B) subject to obtaining or making the consents, approvals, orders, authorizations, registrations, declarations and filings referred to in paragraph (iii) below, any loan or credit agreement, note, mortgage, bond, indenture, lease, benefit plan or other agreement, obligation, instrument, permit, concession, franchise, license, judgment, order, decree, statute, law, ordinance, rule or regulation applicable to the LUKOIL Entities, any of their Material Subsidiaries or their respective properties or assets except, in each case, as could not reasonably be expected to materially impair or delay the ability of the LUKOIL Entities to consummate the transactions contemplated hereby.

               (iii) No consent, approval, order or authorization of, or registration, declaration or filing with, any Governmental Entity is required by or with respect to any LUKOIL Entity in connection with the execution and delivery of this Agreement by the LUKOIL Entities or the consummation by the LUKOIL Entities of the transactions contemplated hereby, except for (A) the consents, approvals, orders, authorizations, registrations, declarations and filings required under or in relation to clause (x) of Section 3.1(c)(iii), (B) Parent will not be permitted to make payments under the Lease Guaranty until such time, if any, as Parent receives a license from the Central Bank of the Russian Federation permitting it to make payments under the Lease Guaranty, and (C) such consents, approvals, orders, authorizations, registrations, declarations and filings the failure to make or obtain which could not reasonably be expected to materially impair or delay the ability of the LUKOIL Entities to consummate the transactions contemplated hereby.

          (c) Information Supplied.


               (i) None of (A) the Offer Documents or (B) the information supplied or to be supplied by the LUKOIL Entities for inclusion or incorporation by reference in the Proxy Statement, if any, the Schedule 14D-9 and any other documents to be filed with the SEC in connection with the transactions contemplated hereby, including any amendment or supplement to such documents, will, at the respective times such documents are filed, and, with respect to the Proxy Statement, if any, and the Offer Documents, when first published, sent or given to stockholders of the Company, contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to made the statements made therein, in the light of the circumstances under which they are made, not misleading or, in the case of the Proxy Statement, if any, or any amendment thereof or supplement thereto, at the time of the Company Stockholders Meeting, if any, and at the Effective Time, contain any untrue statement of a material fact, or omit to state any material fact required to be stated therein or necessary in order to made the statements made therein, in the light of the circumstances under which they are made, not misleading or necessary to correct any statement in any earlier communication with respect to the Offer or the solicitation of proxies for the Company Stockholders Meeting, if any, which shall have become misleading. The Offer Documents will comply as to form in all material respects with the requirements of the Exchange Act and the rules and regulations of the SEC thereunder.

               (ii) Notwithstanding the foregoing provisions of this Section 3.2(c), no representation or warranty is made by Merger Sub or LUKOIL Americas with respect to statements made or incorporated by reference in the Offer Documents based on information supplied by the Company for inclusion or incorporation by reference therein.

          (d) Vote Required.  No vote of the holders of the outstanding ordinary
              -------------
shares of common stock of (1) Parent, (2) LUKOIL Austria, or (3) LUKOIL Americas, par value $0.01 per share, is necessary to approve this Agreement or any of the transactions contemplated hereby.

          (e) Brokers or Finders. No agent, broker, investment banker, financial
              ------------------
advisor or other firm or Person is or will be entitled to any broker's or finder's fee or any other similar commission or fee in connection with any of the transactions contemplated by this Agreement based upon arrangements made by or on behalf of any of the LUKOIL Entities, except Credit Suisse First Boston.

          (f) Ownership of Company Stock. As of the date of this Agreement, none
              --------------------------
of the LUKOIL Entities or any of their Subsidiaries or, to the best of their knowledge, any of their affiliates or associates (as such terms are defined under the Exchange Act) (i) beneficially owns, directly or indirectly or (ii) is party to any agreement, arrangement or understanding for the purpose of acquiring, holding, voting or disposing of, in case of either clause (i) or
(ii), shares of stock of the Company except for the Support Agreements.

          (g)  Financing.  The LUKOIL  Entities  have  available,  and will make
               ---------
available to Merger Sub, sufficient funds to pay for shares of Company Common Stock and Company Options pursuant to the Offer and the Merger on the terms contemplated by this Agreement.

          (h) No Business Activities.  Merger Sub is not a party to any material
              ----------------------
agreements and has not conducted any activities other than in connection with the organization of Merger Sub, the negotiation and execution of this Agreement and the consummation of the transactions contemplated hereby. Merger Sub, as of the date of this Agreement, has no Subsidiaries.

                                  ARTICLE IV.
                    COVENANTS RELATING TO CONDUCT OF BUSINESS

          4.1 Covenants of the Company.

          During the period from the date of this Agreement and continuing until the Effective Time (except as expressly contemplated or permitted by this Agreement or to the extent that LUKOIL Americas shall otherwise consent in writing):

          (a)  Ordinary   Course.   The  Company  shall,  and  shall  cause  its
               -----------------
Subsidiaries to, carry on their respective businesses in the usual, regular and ordinary course in all material respects, and shall use all reasonable best efforts to preserve intact their present business organizations and preserve their relationships with customers, suppliers and others having business dealings with them.

          (b) Dividends;  Changes in Share  Capital.  The Company shall not, and
              -------------------------------------
shall not propose to, (i) declare or pay any dividends on or make other distributions in respect of any of its stock, (ii) split, combine or reclassify any of its stock or issue or authorize or propose the issuance of any other securities in respect of, in lieu of or in substitution for, shares of its stock, or (iii) repurchase, redeem or otherwise acquire any shares of its stock or any securities convertible into or exercisable or exchangeable for any shares of its stock except as otherwise permitted under certain option agreements to effect cashless option exercises.

          (c) Issuance of Securities.  The Company shall not and shall cause its
              ----------------------
Subsidiaries not to issue, deliver or sell, or authorize or propose the issuance, delivery or sale of, any shares of its stock of any class, any Company Voting Debt or any securities convertible into or exercisable or exchangeable for, or any rights, warrants or options to acquire, any such shares or Company Voting Debt, or enter into any agreement with respect to any of the foregoing, other than the issuance of Company Common Stock upon the exercise of stock options granted in accordance with the terms of the Company Equity Plans as in effect on the date of this Agreement.

          (d) Organizational Documents.  Except to the extent required to comply
              ------------------------
with their respective obligations to the LUKOIL Entities hereunder, the Company and its Subsidiaries shall not amend or propose to amend their respective Organizational Documents.

          (e) Indebtedness. The Company shall not (i) incur any indebtedness for
              ------------
borrowed money or guarantee any such indebtedness or issue or sell any debt securities or warrants or rights to acquire any debt securities of the Company or guarantee any debt securities of other Persons other than (x) indebtedness of the Company or its Subsidiaries to the Company or its Subsidiaries, (y) borrowings under existing credit lines, including in support of letters of credit, in the ordinary course of business or (z) otherwise in the ordinary course of business, (ii) make any loans, advances or capital contributions to, or investments in, any other Person, other than by the Company or its Subsidiaries to or in the Company or its Subsidiaries or (iii) pay, discharge or satisfy any claims, liabilities or obligations (absolute, accrued, asserted or unasserted, contingent or otherwise), other than, in the case of clauses (ii) and (iii), loans, advances, capital contributions, investments, payments, discharges or satisfactions incurred or committed to in the ordinary course of business.

          (f) Benefit  Plans.  The Company  shall not,  and shall not permit its
              --------------
Subsidiaries to, (i) increase the compensation payable or to become payable to any of its executive officers or employees, (ii) take any action with respect to the grant of any severance or termination pay, or stay bonus or other incentive arrangement (other than pursuant to benefit plans and policies in effect on the date of this Agreement) or (iii) amend, establish or create any benefit plan, arrangement, policy or agreement which would be a Company Benefit Plan if in existence as of the date of this Agreement, except any such increases or grants made in the ordinary course of business. The Company Board or any committee thereof shall take no action to waive any provision of any Company Equity Plan that would otherwise cause the Company Options thereunder to be cancelled or converted at the Effective Time in accordance with their terms and without further action by the Company, the Company Board or any committee thereof. The Company Board shall cause the executive officers of the Company to take all actions reasonably necessary or appropriate to cause all Company Options to be cancelled at the Effective Time, including, if requested by LUKOIL Americas, by providing written notice to all holders of Company Options that all Company Options will be cancelled and converted at the Effective Time as provided in this Agreement.

          (g) Investments. The Company shall not directly or indirectly acquire,
              -----------
make any investment in, or make any contributions to, any person (other than a Subsidiary of the Company) other than in the ordinary course of business consistent with past practice. The Company and its Subsidiaries shall not make any new capital expenditure or expenditures in excess of $5.0 million in the aggregate.

          (h)  Contracts.  The Company shall not enter into,  amend or terminate
               ---------
any Company Material Contract or any contract involving amounts in excess of $1.0 million per year other than in the ordinary course of business consistent with past practice. The Company shall not enter into any agreement, understanding or commitment that restrains, limits or impedes the Company's ability to compete with or conduct any line of business, including, but not limited to, geographic limitations on the Company's activities.

          (i) Tax Elections.  The Company shall not make or rescind any material
              -------------
tax election or settle or compromise any material income tax liability of the Company or of any of its Subsidiaries with any Tax authority without notice to LUKOIL Americas.

          (j) Accounting. The Company shall not make any change in any method of
              ----------
accounting or accounting practice or policy, except as required by GAAP. The Company shall not revalue any material assets of the Company or any of its Subsidiaries, including but not limited to writing down the value of inventory or writing off notes or accounts receivable other than in the ordinary course of business, except for any revaluation resulting from a change in circumstances or conditions from those prevailing as of January 31, 2000.

          (k)  Transfer of Assets.  The Company  shall not,  and shall cause its
               ------------------
Subsidiaries not to, acquire, sell, transfer, lease or encumber any assets except in the ordinary course of business and consistent with past practice.

          (l) Liquidation or Dissolution.  The Company shall not adopt a plan of
              --------------------------
complete or partial liquidation or adopt resolutions providing for the complete or partial liquidation, dissolution, consolidation, merger, restructuring or recapitalization of the Company.

          (m)  Litigation.  The  Company  shall  not  settle or  compromise  any
               ----------
material claims or litigation or, except in the ordinary course of business or in an amount less than $100,000, waive, release or assign any material rights or claims or make any payment, direct or indirect, of any material liability before the same becomes due and payable in accordance with its terms.

          (n) Other  Actions.  The Company  shall not,  and shall not permit its
              --------------
Subsidiaries to, take any action that does, or could reasonably be expected to, result in (i) any of the representations or warranties of the Company set forth in this Agreement that are qualified as to materiality becoming untrue, (ii) any of such representations and warranties that are not so qualified becoming untrue in any material respect or (iii) except as otherwise permitted by Sections 5.1(a) or 5.4, any of the conditions to the Merger set forth in Article VI not being satisfied.

          (o)  Agreements.  The  Company  shall  not,  and shall not  permit its
               ----------
Subsidiaries,  to enter into any agreement to do any of the foregoing.

     4.2  Advice of Changes; Government Filings.

          Each party shall (a) confer on a regular and frequent basis with the other party, (b) report to the other party (to the extent not prohibited by law, regulation and any applicable confidentiality agreement) on operational matters and (c) promptly notify the other party orally and in writing of (i) any representation or warranty made by it contained in this Agreement that is qualified as to materiality becoming untrue or inaccurate in any respect or any such representation or warranty that is not so qualified becoming untrue or inaccurate in any material respect, (ii) the failure by it (A) to comply with or satisfy in any respect any covenant, condition or agreement required to be complied with or satisfied by it under this Agreement that is qualified as to materiality or (B) to comply with or satisfy in any material respect any covenant, condition or agreement required to be complied with or satisfied by it under this Agreement that is not so qualified as to materiality or (iii) any change, event or circumstance that has had or would reasonably be expected to have a Material Adverse Effect on the Company or materially and adversely affect its ability to consummate the Merger in a timely manner; provided, however, that
                                                         --------  -------
no such notification shall affect the representations, warranties, covenants or agreements of the parties or the conditions to the obligations of the parties under this Agreement. The Company shall file all reports required to be filed by it with the SEC and all other Governmental Entities between the date of this Agreement and the Effective Time and the Company shall (to the extent not prohibited by law or regulation or any applicable confidentiality agreement) deliver to LUKOIL Americas copies of all such material reports promptly after the same are filed. Subject to applicable laws relating to the exchange of information, each party shall have the right to review in advance, and to the extent practicable each party will consult with the other party, with respect to all the information relating to each party and each of its Subsidiaries, which appears in any filings, announcements or publications made with, or written materials submitted to, any third party or any Governmental Entity in connection with the transactions contemplated by this Agreement. In exercising the foregoing right, each of the parties hereto agrees to act reasonably and as promptly as practicable. Each party agrees that, to the extent practicable, it will consult with the other party with respect to the obtaining of all permits, consents, approvals and authorizations of all third parties and Governmental Entities necessary or advisable to consummate the transactions contemplated by this Agreement and each party will keep the other party apprised of the status of matters relating to completion of the transactions contemplated hereby.

                                   ARTICLE V.
                              ADDITIONAL AGREEMENTS

     5.1  Recommendation;   Preparation   of  Proxy   Statement;   the   Company
          Stockholders Meeting.

          (a) The Company shall, through the Company Board, recommend to its stockholders that they accept the Offer and tender all of their shares of Company Common Stock to Merger Sub and vote in favor of this Agreement and the Merger; provided, however, that the Company Board may withdraw or modify such
         --------   -------
recommendation (and its declaration of the advisability of this Agreement and the Merger) to the extent that the Company Board determines to do so in exercise of its statutory duties as permitted under Section 5.4. Except as provided in
Section 5.4, if required by the MGCL or the Company's Organizational Documents in order to consummate the Merger, the Company shall, as soon as practicable following the acquisition by Merger Sub of the shares of the Company Common Stock pursuant to the Offer, duly call, give notice of, convene and hold a meeting of its stockholders (the "Company Stockholders Meeting") for the purpose
                                  ----------------------------
of obtaining the Required Company Vote. The LUKOIL Entities shall vote or cause to be voted all the shares of Company Common Stock owned of record by the LUKOIL Entities or any other Subsidiary of any LUKOIL Entity in favor of the approval of the Merger and this Agreement. After the date hereof and prior to the expiration of the Offer, no LUKOIL Entity shall purchase, offer to purchase, or enter into any contract, agreement or understanding regarding the purchase of shares of Company Common Stock, except pursuant to the terms of the Offer, the Merger and the Support Agreements (as defined in Annex A).

          (b) Notwithstanding the preceding paragraph or any other provision of this Agreement, in the event Merger Sub or any other Subsidiary of any LUKOIL Entity shall beneficially own, in the aggregate, at least 90% of the outstanding shares of the Company Common Stock, the Company shall not be required to call the Company Stockholders Meeting or to file or mail the Proxy Statement, and the parties hereto shall, at the request of LUKOIL Americas or the Company and subject to Article VI, take all necessary and appropriate action to cause the Merger to become effective as soon as practicable after the acceptance for payment of and payment for shares of the Company Common Stock by Merger Sub pursuant to the Offer without a meeting of stockholders of the Company in accordance with Section 3-106 of the MGCL and, unless waived by all holders of Company Common Stock other than the LUKOIL Entities or any other subsidiary of any LUKOIL Entity, Merger Sub shall give notice of the Merger to each such stockholder at least 30 days before the Articles of Merger are filed with the SDAT in accordance with Section 3-106(d)(1) of the MGCL.

          (c) If required by applicable law, as soon as practicable following LUKOIL Americas' request, the Company and LUKOIL Americas shall prepare and file with the SEC the Proxy Statement. Each of the Company and LUKOIL Americas shall use reasonable best efforts to cause the Proxy Statement to be mailed to the holders of the Company Common Stock, as promptly as practicable.

     5.2  Access to Information.

          (a) From the date hereof until the earlier of the Effective Time or the termination of this Agreement in accordance with the terms hereof, upon reasonable notice, the Company shall afford to the officers, employees, accountants, counsel, financial advisors and sources and other representatives of LUKOIL Americas ("Parent Representatives") reasonable access during normal
                      -----------------------
business hours, to all of its and its Subsidiaries' properties, books, contracts, commitments and records and its officers, management employees and representatives and, during such period, the Company shall furnish promptly to LUKOIL Americas, all information concerning its business, properties and personnel as the other party may reasonably request; provided, however, the Company may restrict the foregoing access to the extent that (i) a Governmental Entity requires the Company or any of its Subsidiaries to restrict access to any properties or information reasonably related to any such contract on the basis of applicable laws and regulations or (ii) any law, treaty, rule or regulation of any Governmental Entity applicable to the Company or any of its Subsidiaries requires the Company or any of its Subsidiaries to restrict access to any properties or information (subject, however, to existing confidentiality and similar non-disclosure obligations and the preservation of attorney client and work product privileges).

          (b) From the date hereof until the earlier of the Effective Time or the termination of this Agreement, the LUKOIL Entities shall abide by the confidentiality provisions set forth in Annex B hereto.
                                        -------

     5.3  Approvals and Consents; Cooperation.

          The Company and each LUKOIL Entity shall cooperate with each other and use (and shall cause their respective Subsidiaries to use) its reasonable best efforts to take or cause to be taken all actions, and do or cause to be done all things, necessary, proper or advisable on their part under this Agreement and applicable laws to consummate the Offer and consummate and make effective the Merger and the other transactions contemplated by this Agreement as soon as practicable, including (i) preparing and filing as promptly as practicable (including, without limitation, filing the notifications provided for under the HSR Act within seven Business Days following the date of this Agreement) all documentation to effect all necessary applications, notices, petitions, filings, tax ruling requests and other documents and to obtain as promptly as practicable all consents, waivers, licenses, orders, registrations, approvals, permits, tax rulings and authorizations necessary or advisable to be obtained from any third party and/or any Governmental Entity in order to consummate the Offer or Merger or any of the other transactions contemplated by this Agreement and (ii) taking all reasonable steps as may be necessary to obtain all such consents, waivers, licenses, registrations, permits, authorizations, tax rulings, orders and approvals; provided, that in each case the LUKOIL Entities shall not be required to divest any assets or take any other actions adverse in any material respect to its business or the business of the Company. Without limiting the generality of the foregoing, the Company and each LUKOIL Entity agree to make all necessary filings in connection with the Required Regulatory Approvals as promptly as practicable after the date of this Agreement, and to use its reasonable best efforts to furnish or cause to be furnished, as promptly as practicable, all information and documents requested with respect to such Required Regulatory Approvals and shall otherwise cooperate with the applicable Governmental Entity in order to obtain any Required Regulatory Approvals in as expeditious a manner as possible. The Company and each LUKOIL Entity shall use reasonable best efforts to cause the expiration of the notice periods under the HSR Act with respect to the Offer or the Merger and the other transactions contemplated by this Agreement as promptly as possible after the execution of this Agreement. Each of the Company and LUKOIL Americas shall use reasonable best efforts to resolve such objections, if any, as may be asserted by any Governmental Entity with respect to the Offer or the Merger or any other transactions contemplated by this Agreement in connection with the Required Regulatory Approvals; provided, that the LUKOIL Entities shall not be required to divest any assets or
--------
take any other actions adverse in any material respects to its business or the business of the Company in order to resolve any such objections. In connection therewith, if any administrative or judicial action or proceeding is instituted (or threatened to be instituted) challenging the Offer or the Merger or any other transaction contemplated by this Agreement as violative of applicable antitrust or competition laws, the Company and each LUKOIL Entity shall cooperate and shall use reasonable best efforts to contest and resist, except insofar as the Company and LUKOIL Americas may otherwise agree, any such action or proceeding, including any action or proceeding that seeks a temporary restraining order or preliminary injunction that would prohibit, prevent or restrict consummation of the Offer or the Merger or any other transaction contemplated by this Agreement, except insofar as the Company and LUKOIL Americas may otherwise agree or LUKOIL Americas determines, in its reasonable discretion, that contesting or resisting any such action or proceeding is, or may become, adverse to its or the Company's business or the business of Parent or any other LUKOIL Entity. The Company and each LUKOIL Entity shall, upon request by the other, furnish the other with all information concerning itself, its Subsidiaries, directors, officers and stockholders and such other matters as may reasonably be necessary for inclusion in the Offer Documents, Schedule
14D-9, Proxy Statement or any other statement, filing, tax ruling request, notice or application made by or on behalf of the Company and each LUKOIL Entity or any of their respective affiliates to any third party and/or any Governmental Entity in connection with the Offer, the Merger or the other transactions contemplated by this Agreement.

          Notwithstanding the foregoing, nothing in this Agreement shall require the LUKOIL Entities to waive any condition set forth in Annex A or Article VI.

     5.4  No Solicitation.

          (a) The Company shall not, nor shall it permit any Company Subsidiary to, nor shall it authorize any officer, director or employee of, or any investment banker, attorney or other advisor or representative of, the Company or Company Subsidiary to, (i) solicit, initiate, knowingly encourage the submission of, or participate in any discussions or negotiations regarding or furnish to any person any information with respect to, or take any other action to knowingly facilitate any inquiries or the making of any proposal that constitutes, or may reasonably be expected to lead to any Company Takeover Proposal (as defined in Section 5.4(e)), or (ii) enter into any agreement with respect to any Company Takeover Proposal; provided, however, that at any time
                                           --------   -------
during the period following the execution of the Agreement and prior to the consummation of the Offer (the "Company Application Period"), if the Company
                                 ----------------------------
receives a proposal or offer that was not solicited by the Company and that did not otherwise result from a breach of this Section 5.4(a) and that the Company Board determines in good faith (after consultation with its outside counsel and its financial advisor) could result in a third party making a Superior Company Proposal (as defined in Section 5.4(e)), and subject to compliance with Section 5.4(c), the Company may, to the extent necessary to comply with the applicable statutory obligations of the Company Board, as determined in good faith by it after consultation with outside counsel, (A) furnish information with respect to the Company to the person making such proposal or offer pursuant to a confidentiality agreement containing terms at least as stringent as set forth in Annex B hereto, as determined by the Company after consultation with its outside counsel, and (B) participate in discussions or negotiations with such person regarding such proposal or offer. Without limiting the foregoing, it is agreed that any violation of the restrictions set forth in the preceding sentence by any executive officer of the Company or any Company Subsidiary or any affiliate, director or investment banker, attorney or other advisor or representative of the Company or any of the Company Subsidiaries, shall be deemed to be a breach of this Section 5.4(a) by the Company. The Company shall, and shall cause its officers and directors and any investment banker, attorney or other advisor or representative of the Company or any Company Subsidiary to, cease immediately all discussions and negotiations regarding any proposal that constitutes, or would reasonably be expected to lead to, a Company Takeover Proposal.

          (b) Except as expressly permitted by this Section 5.4, neither the Company Board nor any committee thereof shall approve any letter of intent, agreement in principle, acquisition agreement or similar agreement relating to any Company Takeover Proposal or approve or recommend, or propose to approve or recommend, any Company Takeover Proposal. The Company may terminate this Agreement pursuant to Section 7.1(g) only if (i) the Company Board has received a Superior Company Proposal, (ii) in light of such Superior Company Proposal the Company Board has determined in good faith, after consultation with outside counsel, that it is necessary for the Company Board to withdraw or modify its approval or recommendation of this Agreement, the Offer or the Merger in order to comply with applicable statutory obligations of the members of the Company Board, (iii) the Company has notified Parent in writing of the determination described in clause (ii) above, (iv) at least three Business Days following receipt by Parent of the notice referred to in clause (iii) above, and taking into account any revised proposal made by Parent since receipt of the notice referred to in clause (iii) above,  such  Superior  Company  Proposal  remains a
Superior Company Proposal and the Company Board has again made the determinations referred to in clause (ii) above (although no additional time period shall be required following such determinations), (v) the Company is in compliance with this Section 5.4, and (vi) the Company Board concurrently approves, and the Company concurrently enters into, a definitive agreement providing for the implementation of such Superior Company Proposal.

          (c) The Company promptly shall advise LUKOIL Americas orally and in writing of any Company Takeover Proposal or any inquiry with respect to or that could reasonably be expected to lead to any Company Takeover Proposal, the identity of the person making any such Company Takeover Proposal or inquiry and the material terms of any such Company Takeover Proposal or inquiry. The Company shall (i) keep Parent fully informed of the status of any such Company Takeover Proposal or inquiry and (ii) provide to LUKOIL Americas as soon as practicable after receipt or delivery thereof with copies of all correspondence and other written material sent or provided to the Company from any third party in connection with any Company Takeover Proposal or inquiry; provided, however,
                                                             --------   -------
that the Company shall not be required to provide any nonpublic information specified in clause (ii) regarding the business or financial condition or prospects of such third party if (A) the Company is prohibited form disclosing such information pursuant to a legally binding confidentiality agreement and (B) such Company Takeover Proposal provides for consideration consisting solely of cash.

          (d) Neither the Company nor the Company Board nor any committee thereof shall withdraw or modify, or propose publicly to withdraw or modify, in a manner adverse to LUKOIL Americas or Merger Sub, the approval or recommendation of the Company Board of this Agreement, the Offer or the Merger, or approve or recommend, or propose publicly to approve or recommend, a Company Takeover Proposal, unless a withdrawal or modification of such approval or recommendation is, in the good faith judgment of the Company Board after consultation with its outside counsel, necessary to comply with applicable statutory obligations. Nothing contained in this Section 5.4 shall prohibit the Company (i) from taking and disclosing to its stockholders a position and making disclosure required by Rule 14e-2 promulgated under the Exchange Act or (ii) from making any other required disclosure to the Company's stockholders if, in the good faith judgment of the Company Board, after consultation with its outside counsel, failure to make such other disclose would be inconsistent with its obligations under law.

          (e) For purposes of this Agreement:

          "Company Takeover Proposal" means any inquiry, proposal or offer for a
           -------------------------
     merger, consolidation, dissolution, liquidation, recapitalization or other business combination involving the Company or Company Subsidiary, any proposal or offer for the issuance by the Company of over 10% of its equity securities as consideration for the assets or securities of any person or any proposal or offer to acquire in any manner, directly or indirectly, over 10% of the equity securities of consolidated total assets of the Company, in each case, other than the transactions contemplated by this Agreement.

          "Superior  Company  Proposal" means any proposal made by a third party
           ---------------------------
     to acquire all or substantially all of the equity securities or assets of the Company, pursuant to a tender or exchange offer, a merger, a consolidation, a liquidation or dissolution, a recaptialization, a sale of its assets or otherwise, which a majority of the Company Board determines in its good faith judgment (i) to be superior from a financial point of view to the holders of Company Common Stock than the transactions contemplated by this Agreement (after consultation with the Company's financial advisor), taking into account all the terms and conditions of such proposal and this Agreement (including any proposal by LUKOIL Americas to amend the terms of the transactions contemplated by this Agreement) and
     (ii) reasonably capable of being completed, taking into account all financial, regulatory, legal and other aspects of such proposal.

          (f) Notwithstanding anything to the contrary contained in this Section
     5.4 or elsewhere in this Agreement, prior to the Effective Time, the Company may refer any third party to this Section 5.4 and Section 7.2 and make a copy of this Section 5.4 and Section 7.2 available to a third party.

     5.5  Employee Benefits.

          (a) LUKOIL Americas shall, or shall cause the Surviving Corporation to, maintain for Employees as a group (excluding Employees covered by collective bargaining agreements) through December 31, 2001, without interruption, employee benefit plans that will provide benefits to Employees as a group that are in the aggregate, substantially as favorable as those provided to such Employees immediately prior to the Effective Time. Except as described in the following sentence, Employees shall be given credit for all service with the Company or its Subsidiaries (or service credited by the Company or its Subsidiaries for similar plans) for all purposes under any benefit plans in which they become eligible to participate following the Effective Time. Such crediting shall include crediting for benefit accrual purposes under seniority, vacation, severance and similar plans but not under defined benefit pension plans, defined benefit SERP plans and other similar plans.

          (b) From and after the Effective Time, LUKOIL Americas shall and shall cause the Surviving Corporation and its Subsidiaries to (i) cause any pre-existing condition or limitation and any eligibility waiting periods (to the extent such conditions, limitations or waiting periods did not apply to the employees of the Company under the Company Benefit Plans) under any group health plans of the LUKOIL Entities or any of their respective Subsidiaries to be waived with respect to employees of the Company and its Subsidiaries and their eligible dependents, and (ii) give each employee of the Company and its Subsidiaries credit for the plan year in which the Effective Time occurs toward applicable deductibles and annual out-of-pocket limits for expenses incurred prior to the Effective Time (or such later date on which participation commences) during the applicable plan year.

          (c) From and after the Effective Time, the Surviving Corporation shall, and LUKOIL Americas shall cause the Surviving Corporation to, make all payments required under the tax gross-up provisions of outstanding Company Options.

          (d) For each year with respect to which a payment (the amount of such payment for a year, including principal and interest, the "Annual Payment")
                                                               ---------------
would have been due following the date of this Agreement on the ESOP Loan, but for the acceleration thereof described in Section 5.11, LUKOIL Americas shall cause the Surviving Corporation to make a special profit sharing contribution to the Getty Petroleum Marketing, Inc. Retirement and Profit Sharing Plan (the "PS Plan") equal to the amount of the Annual Payment for such year (the "Profit
                                                                          ------
Sharing  Contribution").  Such Profit  Sharing  Contribution  shall be allocated
---------------------
among the accounts of all "Eligible Employees" under the PS Plan (whether or not
                           ------------------
such individuals elected to make contributions under such PS Plan) in proportion to "Compensation" under the PS Plan with respect to the plan year for which the contribution is made; provided, that, such Eligible Employees are employed on
                       --------   ----
the last day of the plan year for which the Profit Sharing Contribution is to be made. Such Profit Sharing Contribution shall vest in accordance with the vesting schedule set forth in Sections 7.1 and 7.2 (other than Section 7.2(d)) of the ESOP as they exist on the date hereof irrespective of any future amendments or any future termination of the ESOP.

     5.6  Fees and Expenses.

          Whether or not the transactions contemplated hereby are consummated, all Expenses incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such Expenses, except
(a) if the Merger is consummated, as between the Company's stockholders (in their capacities as stockholders) and the Surviving Corporation, the Surviving Corporation or its Subsidiaries shall pay, or cause to be paid, any and all property or transfer taxes imposed on the Company or its Subsidiaries (excluding any transfer tax imposed on any holder or former holder of shares of stock of the Company resulting from the Merger), as the case may be, (b) the Expenses incurred in connection with the printing, filing and mailing to stockholders of the Proxy Statement and the solicitation of stockholder approvals shall be borne by the Company, and (c) as provided in Section 7.2. As used in this Agreement, "Expenses" includes all accrued and unpaid out-of-pocket expenses (including,
 --------
without limitation, all fees and expenses of counsel, accountants, investment bankers, experts and consultants to a party hereto and its affiliates) incurred by a party or on its behalf in connection with or related to the authorization, preparation, negotiation, execution and performance of this Agreement and the transactions contemplated hereby, including the preparation, printing, filing and mailing of the Offer Documents and the Proxy Statement and the solicitation of stockholder approvals and all other matters related to the transactions contemplated hereby, estimates of which expenses or obligations to pay expenses of the Company or its Subsidiaries, as of the date of this Agreement, have been provided in writing by the Company to LUKOIL Parent. Without the consent of LUKOIL Americas, the Company shall not incur or become committed to pay costs and expenses for advisors and other third parties materially different in amount and nature than previously disclosed in writing to LUKOIL Americas, except to the extent reasonably required to respond to developments after the execution of this Agreement.

     5.7  Indemnification; Directors' and Officers' Insurance.

          If the Merger shall occur, the Surviving Corporation shall cause to be maintained in effect for a period of six (6) years after the Effective Time, the current provisions regarding exculpation and indemnification of, and advance of expenses to, current or former officers and directors (each an "Indemnified
                                                                     -----------
Party")  contained  in  the  Organizational  Documents  of  the  Company  or its
-----
Subsidiaries and in any agreements between an Indemnified Party and the Company or its Subsidiaries set forth on the Company Disclosure Schedule on the date of this Agreement. Prior to the acceptance for payment of Company Common Stock pursuant to the Offer, the Company shall, in consultation with LUKOIL Americas, purchase policies or extensions of current policies of directors' and officers' liability insurance (a) providing at least the same coverage and amounts and containing terms and conditions which are, in the aggregate, materially no less advantageous to the insured as those policies currently maintained by the Company set forth on the Company Disclosure Schedule on the date of this Agreement, (b) which shall not result in any gaps or lapses in coverage with respect to matters occurring prior to the date on which the Company Common Stock is accepted for payment pursuant to the Offer, (c) providing coverage for a six
(6) year period after the Effective Time with respect to claims arising from acts, facts, errors, omissions or events that occurred on or before the date on which the Company Common Stock is accepted for payment pursuant to the Offer, including, without limitation, in respect of the transactions contemplated hereby, and (d) so long as the premium to be paid by the Company for such policies does not exceed 200% of the premium to be paid for the 12-month period ending February 21, 2002; provided that if such policies cannot be obtained at such cost, the Company shall obtain as much of such policies as can be so obtained at a cost equal to 200% of the premium to be paid for the 12-month period ending February 21, 2002. On or before the Closing Date, the parties shall use their reasonable best efforts to obtain such policies in the form and for the premiums previously described to LUKOIL Americas. LUKOIL Americas shall, and shall cause the Surviving Corporation to, maintain such policies in full force and effect, and continue to honor the Company's obligations thereunder for the six (6) year period provided herein. Notwithstanding anything to the contrary in this Section 5.7, the Surviving Corporation shall not be liable for any settlement effected without its written consent; provided, further, that the
                                                     --------  -------
benefits set forth in this Section 5.7 shall not be available to any Company director who intentionally fails timely to resign from the Company Board pursuant to Section 2.7 or who subsequently revokes such resignation. This covenant shall survive the closing of the transactions contemplated hereby and is intended to be for the benefit of, and shall be enforceable by, each of the Indemnified Parties and their respective heirs and legal representatives.

     5.8  Public Announcements.

          The initial press releases issued by the LUKOIL Entities and the Company with respect to the Offer and Merger shall be mutually acceptable. Thereafter, so long as this Agreement is in effect, the Company and LUKOIL Americas shall use all reasonable best efforts to develop a joint communications plan and each party shall use all reasonable best efforts (i) to ensure that all press releases and other public statements with respect to the transactions contemplated hereby shall be consistent with such joint communications plan and
(ii) unless otherwise required by applicable law or by obligations pursuant to any listing agreement with or rules of any securities exchange, to consult with each other before issuing any press release or otherwise making any public statement with respect to this Agreement or the transactions contemplated hereby.

     5.9  Takeover Statutes.

          The Company and the members of the Company Board have granted such approvals, if any, and shall have taken such actions, if any, as are necessary so that the transactions contemplated hereby may be consummated as promptly as practicable on the terms contemplated hereby and otherwise have or will have acted to render inapplicable, the effects of Sections 3-602 and 3-701 of the MGCL or any other takeover statute ("Takeover Statute") as may be applicable to the transactions to be undertaken pursuant to this Agreement. The Company shall assist in any challenge by any of the LUKOIL Entities to the validity or applicability to the Offer or Merger of any Takeover Statute.

     5.10 Performance by Merger Sub.

          LUKOIL Americas shall cause Merger Sub prior to the Merger to comply with its obligations hereunder and under the Offer and shall, subject to the terms herein, cause Merger Sub to consummate the Merger as contemplated herein and whenever prior to the Merger this Agreement requires Merger Sub to take any action, such requirement shall be deemed to include an undertaking of LUKOIL Americas to cause Merger Sub to take such action. Without limitation of the foregoing, LUKOIL Americas shall vote all of its shares of stock in Merger Sub for the approval of this Agreement.

     5.11 ESOP.

          Immediately following any disposition of all shares of Company Common Stock pursuant to the transactions contemplated hereby, the Company shall (a) cause the ESOP Trust to prepay the ESOP Loan to the maximum extent possible, including in full, including any accrued interest and any other fees and payments required to be paid to the Company upon complete prepayment of the ESOP Loan and (b) forgive any remaining balance outstanding under the ESOP Loan, including any accrued interest and any other fees and payments required to be paid to the Company upon complete prepayment of the ESOP Loan.

                                  ARTICLE VI.
                              CONDITIONS PRECEDENT

     6.1  Conditions to Each Party's Obligation to Effect the Merger.

          The obligations of the Company, LUKOIL Americas and Merger Sub to effect the Merger are subject to the satisfaction or waiver (subject to Section 1.4(c)) on or prior to the Effective Time of the following conditions:

          (a)  Stockholder  Approval.   The  Company  shall  have  obtained  all
               ---------------------
approvals of holders of shares of stock of the Company necessary to approve this Agreement and the Merger to the extent required by law.

          (b) HSR Act. The waiting period (and any extension thereof) applicable
              -------
to the Merger under the HSR Act shall have been terminated or shall have expired.

          (c) No Injunctions or Restraints, Illegality. No temporary restraining
              ----------------------------------------
order, preliminary or permanent injunction or other order issued by a court or other Governmental Entity of competent jurisdiction or other legal restraint or prohibition shall be in effect and have the effect of making the Merger illegal or otherwise prohibiting consummation of the Merger; provided, however, that the provisions of this Section 6.1(c) shall not be available to any party whose failure to fulfill its obligations pursuant to Section 5.3 shall have been the cause of, or shall have resulted in, such order or injunction.

          (d)  Required  Regulatory  Approvals.  All  authorizations,  consents,
               -------------------------------
orders and approvals of, and declarations and filings with, and all expirations of waiting periods imposed by, any Governmental Entity which, if not obtained in connection with the consummation of the transactions contemplated hereby, would reasonably be expected to have a Material Adverse Effect on the Company or materially impair or delay the ability of the Company, LUKOIL Americas or Merger Sub to consummate the transactions contemplated hereby (collectively, "Required Regulatory Approvals"), shall have been obtained, waived, declared or filed or have occurred, as the case may be, and all such Required Regulatory Approvals shall be in full force and effect.

          (e)  Merger  Sub's  Purchase  of the  Shares.  Merger  Sub shall  have
               ---------------------------------------
purchased, pursuant to the terms and conditions of the Offer, all shares of Company Common Stock duly tendered and not withdrawn.

                                  ARTICLE VII.
                            TERMINATION AND AMENDMENT

     7.1  Termination.

          This Agreement may be terminated at any time prior to the Effective Time, by action taken or authorized by the Board of Directors of the terminating party or parties, whether before or after approval of this Agreement and the matters contemplated herein, including the Merger, by the stockholders of the
Company:

          (a) By mutual written consent of LUKOIL Americas and the Company by action of their respective Boards of Directors;

          (b) By the Company, if prior to the acceptance for payment by Merger Sub for shares of Company Common Stock pursuant to the Offer, Merger Sub (i) shall have failed to commence the Offer within the seven Business Day period specified in Section 1.1(a) (but the Company's termination under this clause (i) must occur within the three Business Days after the conclusion of the seven Business Day period specified in Section 1.1(a)); (ii) fails to accept for payment validly tendered and not withdrawn shares of Company Common Stock in violation of the terms of the Offer or this Agreement; or (iii) shall not have accepted for payment, if required to do so pursuant to the terms and conditions of the Offer and this Agreement, all shares of Company Common Stock validly tendered and not withdrawn on or before January 25, 2001.

          (c) By the Company or LUKOIL Americas if the Offer is terminated or withdrawn pursuant to its terms without any shares of Company Common Stock being purchased thereunder; provided that the right to terminate this Agreement under this Section 7.1(c) shall not be available to any party whose material breach of this Agreement has been the cause of, or resulted in, the failure to purchase shares thereunder;

          (d) By the Company or LUKOIL Americas if any Governmental Entity shall have issued an order, decree or ruling or taken any other action permanently restraining, enjoining or otherwise prohibiting the transactions contemplated by this Agreement, and such order, decree, ruling or other action shall have become final and nonappealable;

          (e) By LUKOIL Americas if any approval by the stockholders of the Company required for the consummation of the Merger or the other transactions contemplated hereby shall not have been obtained at the Company Stockholders Meeting or any adjournment thereof by reason of the failure to obtain the required vote at a duly held meeting of stockholders or at any adjournment thereof;

          (f) By LUKOIL Americas, prior to the acceptance for payment by Merger Sub for shares of Company Common Stock pursuant to the Offer, if the Company Board or any committee thereof withdraws or modifies, or publicly proposes to withdraw or modify, in a manner adverse to LUKOIL Americas or Merger Sub, its approval or recommendation of this Agreement, the Offer or the Merger or fails to recommend to the Company's stockholders that they give the Company Stockholder Approval or approves or recommends, or publicly proposes to approve or recommend, any Company Takeover Proposal; or

          (g) By the Company, prior to the acceptance for payment by Merger Sub for shares of Company Common Stock pursuant to the Offer, in accordance with all of the requirements of Section 5.4(b);

          (h) By LUKOIL Americas, prior to the acceptance for payment by Merger Sub for shares of Company Common Stock pursuant to the Offer, (i) upon a material breach of any covenant or agreement on the part of the Company set forth in this Agreement, or (ii) if (a) any representation or warranty of the Company that is qualified as to materiality shall have become untrue or (b) any representation or warranty of the Company that is not so qualified shall have become untrue in any material respect (a "Terminating Company Breach") and such
                                          ---------------------------
Terminating Company Breach has not been cured within twenty (20) Business Days following notice of such breach to the Company by LUKOIL Americas; provided,
                                                                       --------
however,  that LUKOIL  Americas may terminate this Agreement  immediately in the
-------
event that such Terminating Company Breach was willful or in the event that such breach is not capable of being cured within such period; or

          (i) By the Company prior to the acceptance for payment by Merger Sub for shares of Company Common Stock pursuant to the Offer (i) upon a material breach of any covenant or agreement on the part of a LUKOIL Entity set forth in this Agreement, including Section 1.4(c), or (ii) if (A) any representation or warranty of a LUKOIL Entity that is qualified as to materiality shall have become untrue or (B) any representation or warranty of a LUKOIL Entity that is not so qualified shall have become untrue in any material respect ("Terminating
                                                                     -----------
Parent  Breach") and such  Terminating  Parent  Breach has not been cured within
--------------
twenty (20) Business Days following notice of such breach to LUKOIL Americas by the Company; provided, however, that, the Company may terminate this Agreement
              --------   -------
immediately in the event that such Terminating Parent Breach was willful or in the event that such breach is not capable of being cured within such period.

     7.2  Effect of Termination.

          In the event of termination of this Agreement by either the Company or LUKOIL Americas as provided in Section 7.1, this Agreement shall forthwith become void and there shall be no liability or obligation on the part of the LUKOIL Entities or the Company or their respective officers or directors except
(i) with respect to the last sentence of Section 5.2,  Section 5.6, this Section
7.2 and Article VIII and (ii) with respect to any liabilities or damages incurred or suffered by a party as a result of the willful breach by the other party of any of its covenants or other agreements set forth in this Agreement.

          The Company shall pay LUKOIL Americas:

          (a) a fee of $3 million plus actual out-of-pocket expenses in an amount not to exceed $2 million (x) if this Agreement is terminated pursuant to Sections 7.1(f), 7.1(g) or 7.1(h) or (y) if (A) after the date of this Agreement any person (including any person who has previously made a Company Takeover Proposal) makes a Company Takeover Proposal, (B) the Offer remains open until the scheduled expiration date immediately following the date such Company Takeover Proposal is made and the Minimum Tender Condition is not satisfied at such scheduled expiration date of the Offer, or the Offer is terminated pursuant to clause (d), (e), (f), (g), (h), (i) or (j) of Annex A and (C) within 12 months of the termination of the Offer the Company enters into a binding agreement to consummate any Company Takeover Proposal.

          (b) actual out-of-pocket expenses in an amount not to exceed $2 million (except to the extent such expenses have been reimbursed pursuant to (a) above) if (x) (A) after the date of this Agreement any Person makes a Company Takeover Proposal and (B) within 12 months of termination of the Offer, the Company enters into a binding agreement to consummate any Company Takeover Proposal or (y) the Offer is terminated pursuant to clause (d), (e), (f), (g),
(h), (i) or (j) of Annex A.

          Any amounts due under Section 7.2(a)(x) (pursuant to Section 7.1(g)) shall be paid simultaneously with, and as a condition to, the termination of this Agreement. Any amount due under Section 7.2(a)(x) (pursuant to Section 7.1(f) or 7.1(h)) or Section 7.2(b)(y) shall be paid within two Business Days of termination of this Agreement or Offer, as the case may be. Any amount due under
Section 7.2(a)(y) or 7.2(b)(x) shall be paid on the Business Day following execution of a binding agreement providing for the Company Takeover Proposal. All amounts will be paid by wire transfer of same-day funds.

     7.3  Amendment.

          Subject to Section 1.4(c), this Agreement may be amended by the parties hereto, by action taken or authorized by their respective Boards of Directors, at any time before or after approval of the matters presented in connection with the Merger by the stockholders of the Company, but, after any such approval, no amendment shall be made which by law requires further approval by such stockholders without such further approval. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto.

     7.4  Extension; Waiver.

          Subject to Section 1.4(c), at any time prior to the Effective Time, the parties hereto, by action taken or authorized by their respective Boards of Directors, may, (i) extend the time for the performance of any of the obligations or other acts of the other parties hereto, (ii) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto and (iii) waive compliance with any of the agreements or conditions contained herein. Any agreement on the part of a party hereto to any such extension or waiver shall be valid only if set forth in a written instrument signed on behalf of such party. No delay on the part of any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver on the part of any party hereto of any right, power or privilege hereunder operate as a waiver of any other right, power or privilege hereunder, nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder. Unless otherwise provided, the rights and remedies herein provided are cumulative and are not exclusive of any rights or remedies which the parties hereto may otherwise have at law or in equity. The failure of any party to this Agreement to assert any of its rights under this Agreement or otherwise shall not constitute a waiver of those rights.

                                 ARTICLE VIII.
                               GENERAL PROVISIONS

     8.1 Non-Survival of Representations, Warranties and Agreements; No Other Representations and Warranties.

          None of the representations, warranties, covenants and other agreements in this Agreement or in any instrument delivered pursuant to this Agreement, including any rights arising out of any breach of such representations, warranties, covenants and other agreements, shall survive the Effective Time, except for those covenants and agreements contained herein and therein that by their terms apply or are to be performed in whole or in part after the Effective Time and this Article VIII. Each party hereto agrees that, except for the representations and warranties contained in this Agreement or in any instrument or agreement delivered pursuant to this Agreement, neither the Company nor any LUKOIL Entity makes any other representations or warranties, and each hereby disclaims any other representations and warranties made by itself or any of its officers, directors, employees, agents, financial and legal advisors or other representatives, with respect to the execution and delivery of this Agreement, the documents and the instruments referred to herein, or the transactions contemplated hereby or thereby.

     8.2  Notices.

          All notices and other communications hereunder shall be in writing and shall be deemed duly given (a) on the date of delivery if delivered personally,
(b) on the first Business Day following the date of dispatch if delivered by a nationally recognized next-day courier service, (c) on the earlier of the date of receipt or the tenth Business Day following the date of mailing if delivered by registered or certified mail, return receipt requested, postage prepaid or
(d) if sent by facsimile transmission, with a copy sent on the same day in the manner provided in (a) or (b) or (c) above, when transmitted with confirmation that transmission was made. All notices hereunder shall be delivered as set forth below, or pursuant to such other instructions as may be designated in writing by the party to receive such notice:

          (a)     if to any LUKOIL Entity, to:

                  LUKOIL Americas Corporation
                  540 Madison Avenue, 37th Floor
                  New York, New York 10055
                  Attention:        Vadim Gluzman, President
                  Facsimile:        (212) 421-4704
                  with a copy (which shall not constitute notice) to:

                  Akin, Gump, Strauss, Hauer & Feld, L.L.P.
                  590 Madison Avenue
                  New York, New York 10022
                  Attention:        Patrick J. Dooley, Esq.
                  Facsimile:        (212) 872-1002

                  if to the Company, to:

                  Getty Petroleum Marketing Inc.
                  125 Jericho Turnpike
                  Jericho, Turnpike 11753
                  Attention:        Vincent DeLaurentis, President
                  Facsimile:        (516) 338-6062

                  with a copy (which shall not constitute notice) to:

                  Latham & Watkins
                  Sears Tower, Suite 5800
                  Chicago, Illinois  60606
                  Attention:  Marc D. Bassewitz, Esq.
                  Facsimile:  (312) 993-9767.

     8.3  Interpretation.

          When a reference is made in this Agreement to Sections, Exhibits or Schedules, such reference shall be to a Section of or Exhibit or Schedule to this Agreement unless otherwise indicated. The table of contents, glossary of defined terms and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement. Whenever the words "include," "includes" or "including" are used in this Agreement, they shall be deemed to be followed by the words "without limitation." The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties and no presumption or burden or proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. Any reference to any federal, state, local or foreign statute or law shall be deemed also to refer to all rules and regulations promulgated thereunder, unless the context requires otherwise. It is understood and agreed that, except for the definition of Environmental Material Adverse Effect, neither the specifications of any dollar amount in this Agreement nor the inclusion of any specific item in the Schedules or Exhibits is intended to imply that such amounts or higher or lower amounts, or the items so included or other items, are or are not material, and neither party shall use the fact of setting of such amounts or the fact of the inclusion of such item in the Schedules or Exhibits in any dispute or controversy between the parties as to whether any obligation, item or matter is or is not material for purposes hereof.

     8.4  Counterparts.

          This Agreement may be executed in one or more counterparts, all of which shall be considered one and the same agreement and shall become effective when one or more counterparts have been signed by each of the parties and delivered to the other party, it being understood that both parties need not sign the same counterpart.

     8.5  Entire Agreement; No Third Party Beneficiaries.

          (a) This Agreement (including the Schedules, Exhibits and Annexes) constitutes the entire agreement and supersedes all prior agreements and understandings, both written and oral, among the parties with respect to the subject matter hereof, including the Confidentiality Agreement.

          (b) This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other Person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement, other than
(x) Article II (as relates to the payment of the Merger  Consideration)  and (y)
Section 5.7 (which is intended to be for the benefit of the Indemnified Persons covered thereby and may be enforced by such Indemnified Persons).

     8.6  Governing Law; Jurisdiction; Waiver of Jury Trial.

          (a) Except with respect to applicable statutory obligations of the Company Board and the state law requirements to effect the Merger, to which the MGCL or the DGCL shall apply, this Agreement shall be governed and construed in accordance with the laws of the State of New York, without regard to the laws that might be applicable under conflicts of laws principles.

          (b) Each of the parties hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of the Federal court of the United States of America sitting in the borough of Manhattan or, if such court will not accept jurisdiction, the New York State Supreme Court sitting in the borough of Manhattan, and any appellate court from any thereof, in any action or proceeding brought by any party arising out of or relating to this Agreement or the agreements delivered in connection herewith or the transactions contemplated hereby or thereby or for recognition or enforcement of any judgment relating thereto, and each of the parties hereby irrevocably and unconditionally (i) agrees not to commence any such action or proceeding except in such courts, (ii) agrees that any claim in respect of any such action or proceeding may be heard and determined, to the extent permitted by law, in such New York State court or such Federal court, (iii) waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any such action or proceeding in any such New York State or Federal court, and (iv) waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such New York State or Federal court. Each of the parties hereto agrees that a final judgment (after any appeals) in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 8.2. Nothing in this Agreement will affect the right of any party to this Agreement to serve process in any other manner permitted by law.

          (c) EACH PARTY ACKNOWLEDGES AND AGREES THAT ANY CONTROVERSY WHICH MAY ARISE UNDER THIS AGREEMENT IS LIKELY TO INVOLVE COMPLICATED AND DIFFICULT ISSUES, AND THEREFORE IT HEREBY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT AND ANY OF THE AGREEMENTS DELIVERED IN CONNECTION HEREWITH OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY. EACH PARTY CERTIFIES AND ACKNOWLEDGES THAT (i) IT UNDERSTANDS AND HAS CONSIDERED THE IMPLICATIONS OF SUCH WAIVERS, (ii) IT MAKES SUCH WAIVERS VOLUNTARILY, AND (iii) IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 8.6(c).

     8.7  Severability.

          If any term or other provision of this Agreement is invalid, illegal or incapable of being enforced by any law or public policy, all other terms and provisions of this Agreement shall nevertheless remain in full force and effect. Upon such determination that any term or other provision is invalid, illegal or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible. Any provision of this Agreement held invalid or unenforceable only in part, degree or certain jurisdictions will remain in full force and effect to the extent not held invalid or unenforceable. To the extent permitted by applicable law, each party waives any provision of law which renders any provision of this Agreement invalid, illegal or unenforceable in any respect.

     8.8  Assignment.

          Neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned by any of the parties hereto, in whole or in part (whether by operation of law or otherwise), without the prior written consent of the other parties, and any attempt to make any such assignment without such consent shall be null and void, except Merger Sub may make such assignment to any direct or indirect domestic subsidiary of LUKOIL Americas. Subject to the preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective permitted successors and assigns.

     8.9  Enforcement.

          The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms. It is accordingly agreed that the parties shall be entitled to specific performance of the terms hereof, this being in addition to any other remedy to which they are entitled at law or in equity.

     8.10 Definitions.

          As used in this Agreement:

     "Board of Directors"  means the Board of Directors of any specified  Person
      ------------------
and any properly serving and acting committees thereof.

     "Business  Day" means any day on which banks are not required or authorized
      -------------
to close in the City of New York.

     "Encumbrances" means any mortgage,  security interest, pledge, claim, lien,
      ------------
charge, covenant, easement, right of way, restriction, encroachment, lease, occupancy, tenancy, option, preemptive purchase or other right or any other encumbrances whatsoever.

     "Environmental  Law"  means  any  Law  relating  to:  (i)  the  protection,
      ------------------
investigation or restoration of the environment, health, safety, or natural resources; (ii) the handling, use, presence, disposal, release or threatened release of any Hazardous Substance; or (iii) noise, odor, wetlands, pollution, contamination or any injury or threat of injury to persons or property or notifications to government agencies or the public in connection with any Hazardous Substance.

     "Environmental Material Adverse Effect" means, with respect to the Company,
      -------------------------------------
all developments, occurrences or circumstances arising or worsening after the date of execution of this Agreement relating to the Company's compliance with or liability under Environmental Laws which are reasonably likely to increase the Company's aggregate liabilities and expenses under, or to comply with, Environmental Laws by greater than $4 million

     "Environmental  Permit"  means  any  permit,  license,  approval  or  other
      ---------------------
authorization under any applicable Environmental Law and any other requirement of any Governmental Entity relating to pollution or protection of the environment.

     "Environmental  Report"  means  any  written  report  of any  environmental
      ---------------------
consultant or any of their controlled affiliates that has been delivered to the Company or any of its Subsidiaries pursuant to any service or maintenance contract between such environmental consultant and the Company or any of its Subsidiaries.

     "ESOP"  means the  Employee  Stock  Ownership  Plan for  Employees of Getty
      ----
Petroleum Marketing Inc., effective March 21, 1997, and as amended through and following the date of this Agreement.

     "ESOP Loan" means the outstanding  loans to the ESOP Trust from the Company
      ---------
pursuant to the ESOP Loan Agreement.

     "ESOP Loan Agreement" means the Employee Stock Ownership Plan for Employees
      -------------------
of Getty Petroleum Marketing Inc. Loan Agreement dated April 14, 1997, by and between the Company and Leo Liebowitz, Samuel M. Jones and Michael K. Hantman (the "ESOP Trustee"), the Non-Recourse Promissory Note dated April 14, 1997, the Pledge Agreement dated April 14, 1997 and all other ancillary documents relating thereto.

     "ESOP Participants" means those persons having an account balance under the
      -----------------
ESOP.

     "ESOP  Trust"  shall  mean the trust  established  by the  Trust  Agreement
      -----------
pursuant to the ESOP, dated March 21, 1997 and as amended through and following the date of this Agreement.

     "Hazardous  Substance"  means any substance  that is listed,  classified or
      --------------------
regulated pursuant to any Environmental Law, including any petroleum product or by-product, asbestos-containing material, lead-containing paint or plumbing, polychlorinated biphenyls, electromagnetic fields, microwave transmission, radioactive materials or radon.

     "Intellectual Property" means patents,  copyrights,  trademarks (registered
      ---------------------
and unregistered), service marks, brand names, trade names, and registrations in any jurisdiction of, and applications in any jurisdiction to register, the foregoing.

     "knowledge"  means, with respect to the Company and its  Subsidiaries,  the
      ---------
actual knowledge of Leo Liebowitz, Vincent DeLaurentis, A.R. Charnes, Samuel M. Jones, Michael K. Hantman, Scott Hanley and the four regional marketing managers who are currently Edward Janoski, DonnaLee Stewart, Louis Maschi and Bernard Walker.

     "Laws" means any law,  statute,  ordinance,  regulation,  judgment,  order,
      ----
decree, injunction, arbitration award, license, authorization, opinion, agency requirement or permit of any Governmental Entity or common law.

     "Lease Guaranty" means that certain Guaranty of Lease made and entered into
      --------------
as of the date hereof by Parent and LUKOIL Austria for the benefit of Getty Properties Corp.

     "Material  Adverse Effect" means,  with respect to any Person,  any adverse
      ------------------------
change, circumstance or effect that, individually or in the aggregate with all other adverse changes, circumstances and effects, is materially adverse to the business, operations, assets, liabilities, financial condition, results of operations of such entity and its Subsidiaries taken as a whole; provided that
(i) with respect to LUKOIL Americas, the term Material Adverse Effect shall mean solely, any adverse change, circumstance, event or effect that is materially adverse to LUKOIL Americas' ability to pay the Price Per Share or the Merger Consideration or otherwise perform its obligations under this Agreement and (ii) with respect to the Company, the term Material Adverse Effect shall not include
(x) any change, circumstance, event, effect or legal claim that relates to or results primarily from the execution and delivery of this Agreement or the announcement (or other disclosure) or consummation of the transactions contemplated by this Agreement, or (y) changes in general economic conditions or financial markets (including fluctuations in the price of shares of Company Common Stock) or conditions generally affecting the petroleum marketing industry or related industries.

     "Organizational   Documents"  means,  with  respect  to  any  entity,   the
      --------------------------
certificate of incorporation, bylaws or other similar governing documents of such entity.

     "Person" means an individual,  corporation,  partnership, limited liability
      ------
company, association, trust, unincorporated organization, entity or group (as defined in the Exchange Act).

     "Principal  Stockholders"  means:  (1) Leo  Liebowitz,  the  Leo  Liebowitz
      -----------------------
Grantor Retained Annuity Trust, The Leo Liebowitz Foundation, Rose Liebowitz and the Rose Liebowitz Grantor Retained Annuity Trust; (2) Howard Safenowitz, individually and as custodian for his minor children, and the following entities related to the Safenowitz family: The Marilyn Safenowitz Irrevocable Trust, The Safenowitz Family Partnership, LP, Safenowitz Equity Partners, LP, and Safenowitz Partners LP; and (3) Milton Cooper and The Milton Cooper Foundation.

     "Property"  means any  interest in any real,  personal  or mixed  property,
      --------
whether tangible or intangible.

     "Real Property  Agreements" (x) which have been duly executed means (a) the
      -------------------------
Consolidated, Amended and Restated Master Lease between Getty Properties Corp. and the Company executed on the date hereof (the "Master Lease"), (b) the
                                                       -------------
Environmental Indemnification Agreement between Getty Properties Corp. and the Company executed on the date hereof, (c) the Indemnity Agreement with respect to Taxes between Getty Properties Corp. and the Company executed on the date hereof and, (y) which are to be delivered by or on behalf of Getty Properties Corp. means (a) to the extent that Getty Properties Corp. has not repaid the Amended and Restated Loan Agreement between Getty Properties Corp. (f/k/a Leemilt's Petroleum, Inc.) and Fleet Bank of Massachusetts, N.A., as successor to Bank of New England, N.A., dated as of October 31, 1995 at the time that Merger Sub accepts for payment shares of Company Common Stock in accordance with the Offer, the Subordination and Non-Disturbance Agreement between Fleet Bank and the Company, in a form agreed to by the parties hereto, (b) estoppel certificate substantially in the form agreed to by the parties, and (c) the amendments to the Power Test Lease substantially in the form agreed to by the parties.

     "Subsidiary"  when used with respect to any Person means any corporation or
      ----------
other organization, whether incorporated or unincorporated, (i) of which such Person or any other Subsidiary of such Person is a general partner (excluding partnerships, the general partnership interests of which held by such Person or any Subsidiary of such Person do not have a majority of the voting and economic interests in such partnership) or (ii) at least a majority of the securities or other interests of which having by their terms ordinary voting power to elect a majority of the Board of Directors or others performing similar functions with respect to such corporation or other organization is directly or indirectly owned or controlled by such Person or by any one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries.

     "Suspense Account" shall have the same meaning as provided for in the ESOP.
      ----------------

     "Tax"  (including,   with  correlative   meaning,  the  terms  "Taxes"  and
      ---                                                            -----
"Taxable") means any and all taxes, fees, levies, duties, tariffs,  imposts, and
 -------
other charges of any kind (together with any and all interest, penalties, additions to tax and additional amounts imposed with respect thereto) imposed by any Tax authority including, without limitation: taxes or other charges on or with respect to income, franchises, windfall or other profits, gross receipts, property, sales, use, capital stock, payroll, employment, social security, workers' compensation, unemployment compensation, or net worth; taxes or other charges in the nature of excise, withholding, ad valorem, stamp, transfer, value added, or gains taxes; and customs' duties, tariffs, and similar charges; and liability for the payment of any of the foregoing as a result of (x) being a member of an affiliated, consolidated, combined or unitary group, (y) being party to any tax sharing agreement and (z) any express or implied obligation to indemnify any other person with respect to the payment of any of the foregoing.

     "Tax Return" means all returns and reports  (including  elections,  claims,
      ----------
declarations, disclosures, schedules, estimates, computations and information returns) required to be supplied to a Tax authority in any jurisdiction relating to Taxes.

     "the other party",  with respect to the Company,  means the LUKOIL Entities
      ---------------
and, with respect to a LUKOIL Entity, means the Company.

     IN WITNESS WHEREOF, the LUKOIL Entities and the Company have caused this Agreement to be signed by their respective officers thereunto duly authorized, all as of November 2, 2000.

                             OAO LUKOIL,
                              a Russian open joint stock company


                             By:  /s/ Ralif Safin
                                  ---------------------------------------
                                  Name:  Ralif Safin
                                  Title:  First Vice President

                             LUKOIL INTERNATIONAL GmbH,
                              an Austrian corporation


                             By:  /s/ Ralif Safin
                                  ---------------------------------------
                                  Name:  Ralif Safin
                                  Title:  First Vice President

                             LUKOIL AMERICAS CORPORATION,
                              a Delaware corporation


                             By:  /s/ Vadim Gluzman
                                  ---------------------------------------
                                  Name:  Vadim Gluzman
                                  Title:  President

                             MIKECON CORP.,
                              a Delaware corporation


                             By:  /s/ Vadim Gluzman
                                  ---------------------------------------
                                  Name:  Vadim Gluzman
                                  Title:  President

                             GETTY PETROLEUM MARKETING INC.,
                              a Maryland corporation


                             By:  /s/ Leo Liebowitz
                                  ---------------------------------------
                                  Name:  Leo Liebowitz
                                  Title: Chairman and Chief Executive Officer

                                     ANNEX A



                             Conditions To The Offer

          Notwithstanding any other provision of the Offer or the Agreement, Merger Sub shall not be obligated to accept for payment any shares of Company Common Stock or, subject to any applicable rules and regulations of the SEC, to pay for any shares of Company Common Stock tendered pursuant to the Offer unless
(i) all applicable waiting periods under the HSR Act have expired or been terminated and (ii) the Minimum Shares shall have been validly tendered pursuant to the Offer and not withdrawn. Furthermore, notwithstanding any other term of this Offer, Merger Sub may, subject to the terms of the Agreement, terminate, amend or extend the Offer or postpone the acceptance for payment of or payment for Company Common Stock if, at any time prior to the expiration of the Offer, any of the following shall occur and remain in effect:

          (a) there shall be overtly threatened or pending any suit, action or proceeding by any Governmental Entity or third party that has a reasonable likelihood of success, (i) challenging the acquisition by LUKOIL Americas or Merger Sub of any Company Common Stock, seeking to restrain or prohibit the making or consummation of the Offer or the Merger, or seeking to obtain from the Company, LUKOIL Americas or Merger Sub any damage that are material in relation to the Company taken as whole as a result of the transactions contemplated by this Agreement, (ii) seeking to prohibit or limit in any material respect the ownership or operation by the Company, LUKOIL Americas or any of their respective Subsidiaries of any material portion of the business or assets of the Company, LUKOIL Americas or any of their respective Subsidiaries, or to compel the Company, LUKOIL Americas or any of their respective Subsidiaries to dispose of or hold separate any material portion of the business or assets of the Company, LUKOIL Americas or any of their respective Subsidiaries, as a result of the Offer and the Merger, (iii) seeking to impose limitations on the ability of LUKOIL Americas or Merger Sub to acquire or hold, or exercise full rights of ownership of, any shares of Company Common Stock, including the right to vote the Company Common Stock purchased by it on all matters properly presented to the stockholders of the Company or (iv) seeking to prohibit Parent or any of its subsidiaries from controlling in any material respect the business or operations of the Company and its Subsidiaries; or

          (b) there shall be any statute, rule, regulation, judgment, order or injunction enacted, entered, enforced, promulgated or deemed applicable to the Offer or the Merger that could reasonably be expected to (i) prohibit or impose any material limitations on LUKOIL Americas' or Merger Sub's ownership or operation (or that of any of their respective affiliates) of all or a material portion of their or the Company's businesses or assets or compel Parent or Merger Sub to dispose of or hold separate all or any portion of the business or assets of the Company or any of its Subsidiaries or Parent or any of its Subsidiaries, which in any such case referred to in this clause (i) accounted, in the aggregate, for more than $50.0 million in sales of Parent or the Company, as the case may be, in the most recently fiscal year completed, (ii) prohibit the making or consummation of the Offer or the Merger, (iii) impose material limitations on the ability of Merger Sub, or render Merger Sub unable, to accept for payment, pay for or purchase some or all of the shares of Company Common Stock pursuant to the Offer and the Merger, or effectively to exercise full rights of ownership of the shares of Company Common Stock, including, without limitation, the right to vote the shares of Company Common Stock purchased by Merger Sub or LUKOIL Americas on all matters properly presented to the Company's stockholders or (iv) require the divestiture by LUKOIL Americas or Merger Sub of any shares of Company Common Stock; or

          (c) there shall have occurred: (i) any general suspension of trading in, or limitation on prices for, securities on the NYSE longer than eight hours other than a trading halt triggered as a result of a specified decrease in a market index; or (ii) a declaration of a banking moratorium or any suspension of payments in respect of banks in the United States; or

          (d) (i) any representation or warranty of the Company contained in the Agreement that is qualified as to Material Adverse Effect or materiality shall not be true and correct; (ii) any representation or warranty of the Company in the Agreement that is not so qualified shall not be true and correct in all material respects, in each case as of the date of evaluation as though made on or as of such date (other than representations and warranties that by their terms address matters only as of another specified date, which shall be true and correct only as of such other specified date); or (iii) there shall have occurred an Environmental Material Adverse Effect; or

          (e) the Company shall have breached or failed in any material respect to perform any material obligation or to comply with any material agreement or covenant of the Company to be performed by or complied with by it under the Agreement; or

          (f) there shall have occurred an event, change, occurrence, or development of a state of facts or circumstances having, or which would reasonably be expected to have, a Material Adverse Effect on the Company; or

          (g) (i) it shall have been publicly disclosed or Merger Sub shall have otherwise learned that beneficial ownership (determined for the purposes of this paragraph as set forth in Rule 13d-3 promulgated under the Exchange Act) of more than 10% of the outstanding shares of Company Common Stock has been acquired after the date of this Agreement by any corporation (including the Company or any of its Subsidiaries or affiliates), partnership, person or other entity or group (as defined in Section 13(d)(3) of the Exchange Act), other than LUKOIL Americas, any of its affiliates or by a Principal Stockholder or any affiliate of a Principal Stockholder or (ii) (A) the Board of Directors of the Company or any committee thereof shall have withdrawn or modified in a manner adverse to LUKOIL Americas or Merger Sub the approval or recommendation of the Offer, the Merger or the Agreement, or approved or recommended any takeover proposal or any other acquisition of shares of Company Common Stock other than the Offer and the Merger, (B) any corporation, partnership, person or other entity or group shall have entered into a definitive agreement or an agreement in principle with the Company with respect to an Acquisition Proposal, or (C) the Board of Directors of the Company or any committee thereof shall have resolved to do any of the foregoing; or

          (h) (i) one or more duly executed Real Property Agreements shall not be in full force and effect (without modification or amendment approved by LUKOIL Americas, which such approval shall not be unreasonably withheld), (ii) one or more Real Property Agreements to be delivered on behalf of Getty Properties Corp. shall not be delivered as of immediately prior to the date on which the Offer expires, or (iii) Getty Properties Corp. shall not have delivered the documents required to be delivered and in such manner pursuant to
Section 30.1.11 of the Master Lease; or

          (i) a duly executed Amended and Restated Trademark License Agreement between Getty Properties Corp. and the Company, in the form executed on the date hereof, shall not be in full force and effect; or

          (j) a duly executed Trademark License Agreement between Getty TM Corp. and the Company, in the form executed on the date hereof, shall not be in full force and effect; or

          (k) any of the duly executed Support Agreements among LUKOIL Americas, Merger Sub and each of the Principal Stockholders (each a "Support Agreement")
                                                            ------------------
in the form executed on the date hereof, shall not be in full force or effect or such stockholders shall have breached, or have threatened to breach any material provisions thereof; or

          (l) the Company shall not have obtained all Required Permit  Renewals;
or

          (m) the Agreement shall have been terminated by the Company or LUKOIL Americas pursuant to its terms,

which, in the sole judgment of LUKOIL Americas or Merger Sub (which shall be reasonably exercised) in any such case, and regardless of the circumstances (including any action or inaction by Merger Sub, LUKOIL Americas or any affiliate of LUKOIL Americas) giving rise to any such condition, makes it inadvisable to proceed with the Offer and/or with such acceptance for payment or payment.

          The foregoing conditions are for the sole benefit of LUKOIL Americas and Merger Sub and may be asserted by LUKOIL Americas and Merger Sub regardless of the circumstances giving rise to such condition or, except for the Minimum Condition, may be waived by LUKOIL Americas and Merger Sub in whole or in part at any time and from time to time. The failure by LUKOIL Americas or Merger Sub at any time to exercise any of the foregoing rights shall not be deemed a waiver of any such right, the waiver of any such right with respect to particular facts and other circumstances shall not be deemed a waiver with respect to any other facts and circumstances, and each such right shall be deemed an ongoing right that may be asserted at any time and from time to time.

          The capitalized terms used in this Annex A shall have the meanings set
                                             -------
forth in the Agreement to which it is annexed, except that the term Agreement shall be deemed to referred to the Agreement to which this Annex A is appended.
                                                           -------
                                      A-51

                                     ANNEX B

                           Confidentiality Provisions

          Except as required by Law, unless otherwise agreed to in writing by the Company, the LUKOIL Entities agree (i) to keep all Proprietary Information confidential and not to disclose or reveal any Proprietary Information to any Person other than Parent Representatives who are actively and directly participating in the Merger or who otherwise need to know the Proprietary Information for the purpose of consummating the Merger and to cause those Persons to observe the terms of Section 5.2(b) and this Annex B, (ii) not to use Proprietary Information for any purpose other than in connection with the consummation of the Merger in a manner that the Company has approved and (iii) not to disclose to any Person (other than those Parent Representatives who are actively and directly participating in the consummation of the Merger or who otherwise need to know the Proprietary Information for the purpose of consummating the Merger and, in the case of Parent Representatives, whom the LUKOIL Entities will cause to observe the terms of Section 5.2(b) and this Annex
B) any information about the Merger, or the terms and conditions or any other facts relating thereto, including, without limitation, the fact that Proprietary Information has been made available to the LUKOIL Entities and Parent
Representatives. LUKOIL Americas shall be responsible for any breach of the terms of Section 5.2(b) and this Annex B by any LUKOIL Entity or Parent Representative.

          In the event that a LUKOIL Entity is requested pursuant to, or required by, legal process to disclose any Proprietary Information or any other information concerning the Company or the Merger, the LUKOIL Entities agree that they shall provide the Company with prompt notice of such request or requirement in order to enable the Company to seek an appropriate protective order or other remedy, to consult with the LUKOIL Entities with respect to the Company's taking steps to resist or narrow the scope of such request or legal process, or to waive compliance, in whole or in part, with the terms of Section 5.2(b) and this Annex B. In any such event, the LUKOIL Entities shall use their reasonable best efforts to ensure that all Proprietary Information and any other information that is so disclosed will be accorded confidential treatment.

          If this Agreement is terminated pursuant to Article VII hereof, (1) the provisions of this Annex B shall survive for two years following such termination and (2) the LUKOIL Entities shall, upon the written request of the Company, promptly deliver to the Company or destroy all Proprietary Information, including all copies, reproductions or extracts thereof or based thereon in the possession of the LUKOIL Entities or Parent Representatives.

          Without the prior written consent of the Company, the LUKOIL entities shall not directly or indirectly solicit for employment or employ any management-level person who is on the date of this Agreement employed by the Company or any of its Subsidiaries and who is identified in writing by a LUKOIL Entity in connection with the LUKOIL Entities' evaluation or consummation of the Merger; provided, however, that the LUKOIL Entities shall not be prohibited from
        --------  -------
employing any such Person who contacts a LUKOIL Entity on his or her own initiative and without any direct or indirect solicitation by a LUKOIL Entity; provided, further, that the term "solicitation" does not include general
--------   -------
solicitations of employment not specifically directed towards employees of the Company or any of its Subsidiaries.

          The provisions of this Annex B contain the entire agreement among the Company and the LUKOIL Entities concerning the confidentiality of the
Proprietary Information, and shall supercede the terms and conditions of any existing confidentiality agreement between or among the Company, on the one hand, and any one or more of the LUKOIL Entities, on the other hand.

          "Company  Representative"  means,  as to  any  Person,  such  Person's
           -----------------------
affiliates and its and their directors, officers, employees, agents, advisors (including, without limitation, financial advisors, counsel and accountants) and controlling Persons.

          "Proprietary  Information"  means all  information  about the  Company
           ------------------------
furnished by the Company or the Company Representatives, whether furnished before or after the date of this Agreement, whether oral or written, and regardless of the manner in which it was furnished, but does not include information which (i) is or becomes generally available to the public other than as a result of a disclosure by a LUKOIL Entity or a Parent Representative, (ii) was available to the LUKOIL Entities on a nonconfidential basis prior to its disclosure by the Company or a Company Representatives or (iii) becomes available to the LUKOIL Entities on a nonconfidential basis from a Person other than the Company or a Company Representative who is not known to a LUKOIL Entity to be otherwise bound by a confidentiality agreement with the Company or any Company Representative.

                                                                         ANNEX B

                                                       November 2, 2000

[ING BARINGS LOGO]

Board of Directors
Getty Petroleum Marketing Inc.
125 Jericho Turnpike
Jericho, NY  11753

Gentlemen:

     We understand that OAO Lukoil Holding ("Lukoil") has proposed to acquire all of the issued and outstanding shares of common stock, par value $0.01 per share (the "Common Stock"), of Getty Petroleum Marketing Inc. ("Getty") at a price of $5.00 per share in cash (the "Consideration") pursuant to a tender offer and a second-step merger of Getty with a wholly-owned, indirect U.S. subsidiary of Lukoil (the "Proposed Transaction"). The terms of the Proposed Transaction are subject to the terms and conditions of the Agreement and Plan of Merger dated November 2, 2000 among Lukoil and its related entities and Getty (the "Agreement").

     You have requested our opinion, as investment bankers, as to the fairness, from a financial point of view, of the Consideration offered in the Proposed Transaction to the holders of the Common Stock.

     We have acted as financial advisor to Getty in connection with the Proposed Transaction and have participated on behalf of Getty in the negotiations relating to the Proposed Transaction and will receive a customary fee for our services. ING Barings has previously rendered and continues to render certain investment banking and financial advisory services to Getty and to Getty Realty Corp. ("Realty"), which leases properties to Getty, and has received customary fees for the rendering of such services. As you are aware, our firm is a full service securities firm that engages in securities trading and brokerage activities, in addition to providing investment banking services. In the ordinary course of business, we may trade or otherwise effect transactions for our own account and for the accounts of our clients in the securities of Getty, Realty and Lukoil and, accordingly, we and other clients of ours may at any time hold a long or short position in such securities.

     In conducting our analysis and arriving at our opinion as expressed herein, we have reviewed and analyzed, among other things, the following:

     (i) a draft of the Agreement dated November 2, 2000, which you have advised us is in substantially final form;

     (ii) Getty's Annual Reports on Form 10-K for each of the fiscal years ended January 31, 1998, January 31, 1999 and January 31, 2000, Getty's Quarterly Reports on Form 10-Q for the quarters ended April 30, 2000, and July 31, 2000, and Getty's Form 8-K filed on April 5, 2000;

     (iii) certain other publicly available information concerning Getty, including the market price and trading volume for its Common Stock;

     (iv) certain internal information, including projections for each of the five fiscal years ending January 31, 2005 and other data relating to Getty and its business and prospects provided to us by management of Getty;

     (v)  certain  publicly  available  information   concerning  certain  other
companies engaged in businesses which we believe to be generally comparable to Getty and the trading markets for certain of such other companies' securities;

     (vi) the financial terms of certain recent transactions which we believe to be generally comparable; and

     (vii) premiums paid for public stock in all-cash, change of control transactions involving companies of similar size.

     We have also met with certain officers and employees of Getty concerning its business and operations, assets, present condition and prospects and undertook such other studies, analyses and investigations as we deemed appropriate.

     In arriving at our opinion, we have relied upon the accuracy and completeness of the financial and other information used by us and have not independently verified such information, nor do we assume any responsibility to do so. We have assumed that the financial forecasts and projections provided to or reviewed by us have been reasonably prepared based on the best current estimates and judgment of Getty's management as to the future financial condition and results of operations of Getty. We have visited but have not conducted a physical inspection of certain properties and facilities of Getty. We have not made or obtained any independent evaluation or appraisal of any of the properties and facilities of Getty. We have also taken into account our assessment of general economic, market and financial conditions and our experience in similar transactions, as well as our experience in securities valuation in general. Our opinion necessarily is based upon economic, market, financial and other conditions as they exist and can be evaluated on the date hereof and we assume no responsibility to update or revise our opinion based upon events or circumstances occurring after the date hereof.

     This letter and the opinion expressed herein are intended for the use of the Board of Directors of Getty in its consideration of the Proposed Transaction. This opinion does not address Getty's underlying business decision to approve the Proposed Transaction or constitute a recommendation to the Board of Directors of Getty as to how such directors should vote, whether shareholders should tender any shares in the tender offer or as to any other action such shareholders should take regarding the Proposed Transaction. Furthermore, the Board of Directors of Getty has not asked us to consider the effect, if any, that the Proposed Transaction may have with respect to Realty. This opinion may not be reproduced, summarized, excerpted from or otherwise publicly referred to or disclosed in any manner without the prior written consent of ING Barings, except Getty may include this opinion in its entirety in any proxy statement, information statement or Schedule 14D-9 relating to the Proposed Transaction sent to Getty's shareholders.

     Based upon and subject to the foregoing, it is our opinion as investment bankers that the Consideration offered in the Proposed Transaction is fair, from a financial point of view, to Getty's shareholders.

                                                     Very truly yours,

                                                     /S/ ING BARINGS LLC

                                                     ING BARINGS LLC

                                      B-2